Exhibit 10.1

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT is made as of September 9, 2004, by and between Quik Drive, U.S.A., Inc., a Tennessee corporation (“Quik Drive USA”), Quik Drive Canada Inc., an Ontario corporation (“Quik Drive Canada”), and G. Lyle Habermehl (“Habermehl”), on the one hand, and Simpson Strong-Tie Company Inc., a California corporation (“Buyer”), and Simpson Manufacturing Co., Inc., a Delaware corporation (“Parent”), on the other hand, with reference to the following facts:

Quik Drive USA, Quik Drive Canada and Quik Drive Australia Pty. Limited, a New South Wales corporation (“Quik Drive Australia”) (collectively, the “Companies” and, individually, a “Company”), are engaged in the business principally of developing, designing, manufacturing, marketing, distributing and selling collated screw fastening systems.  Habermehl owns of record and beneficially all of the issued and outstanding shares of capital stock of Quik Drive USA and Quik Drive Canada.  Quik Drive USA owns all of the issued and outstanding shares of capital stock of Quik Drive Australia (the “Australia Shares”).  Habermehl, Quik Drive USA and Quik Drive Canada are herein sometimes called, collectively, the “Sellers” and, individually, a “Seller.”

Buyer is engaged in the business principally of developing, designing, manufacturing, marketing, distributing and selling connectors, fasteners and other products used in the building construction industry.  Buyer is a wholly owned subsidiary of Parent.

Sellers desire to sell to Buyer or its designee(s) the Habermehl Patent Rights (as that term is defined in section 1.1.3(c)) and substantially all of the assets of Quik Drive USA and Quik Drive Canada (including the Australia Shares but excluding the Excluded Assets (as that term is defined in section 1.1.5)) (such assets and the Habermehl Patent Rights being herein collectively called the “Assets”), and Buyer desires to purchase or cause its designee(s) to purchase the Assets, as a going concern, although Sellers will continue to be liable for all, and Buyer and its designees will not assume or otherwise have any liability for any, of the debts or obligations of any of Sellers (except for the Assumed Liabilities (as that term is defined in section 1.2)), all as, and on the terms and conditions, hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein, Buyer and Sellers agree as follows:

1.                                       Purchase and Sale.  Subject to and in reliance on the representations, warranties and agreements of Sellers and Buyer and subject to the terms and conditions provided in this Agreement:

1.1                                 Assets.  At the Closing (as that term is defined in section 2.7), Buyer shall purchase from Sellers and Sellers shall sell and transfer to Buyer all of the Assets, as follows:

1.1.1                        Equipment and Furnishings.  All apparatuses, equipment, appliances, machines and machinery, devices, furniture, furnishings, tools, cloth and synthetic material goods, vehicles, fuel, spare parts and supplies (collectively, the “Equipment”);

1.1.2                        Inventory.  All inventory, whether held for sale or held for demonstration or as samples, including inventory in transit (“Inventory”);

1.1.3                        Intangible Property.  All intangible property (“Intangible Property”), including, without limitation,

(a)                                  all right, title and interest of any Company in, to and under all leases, contracts and contract rights (including, without limitation, all licenses and license agreements) to which any Company is a party or which are for the benefit of any Company, and which are listed in Schedule 1.1.3(a) attached hereto (the “Assigned Contracts”); provided that Buyer shall not purchase or acquire any interest in, and the Assigned Contracts do not include, any contract or agreement that is not listed on Schedule 1.1.3(a);

(b)                                 all permits, authorizations and licenses, if any, applicable to any Company or its business and assignable by such Company (whether or not subject to the consent or approval of any third party);

(c)                                  all secret inventions, letters patent, patent applications, trade secrets, know-how and other intellectual property, including, without limitation, the patents and patent applications listed and described as being owned by any Company on Schedule 5.1.13 attached hereto (the “Company Patent Rights”) and the patents and patent applications listed and described as being owned by Habermehl on Schedule 5.1.13 attached hereto (the “Habermehl Patent Rights” and, together with the Company Patent Rights, the “Patent Rights”);

(d)                                 all copyrights, trademarks, service marks, trade names (including, without limitation, all right, title and interest in and to the trademarks, service marks, trade names and fictitious business names listed on Schedule 5.1.13 attached hereto), applications for the registration thereof, registrations thereof, and the goodwill associated therewith;

(e)                                  all judgments, orders, decrees, files, books, records, financial statements, tax returns, correspondence, instruments, plans, projections, data, information and documents of or relating to the Assets or the Companies’ businesses;

(f)                                    all prepaid deposits and expenses (the “Prepaid Expenses”);

(g)                                 all other accounts of any of the Companies (including, without limitation, accounts and notes receivable, but excluding accounts receivable that are Excluded Receivables, as that term is defined in section 1.1.5, and excluding other Assets described in this section 1.1) (the “Accounts”), and chattel paper, contract rights and general intangibles of any of the Companies;

(h)                                 all cash, certificates of deposit, bank accounts, brokerage accounts, money market accounts or similar accounts of any of the Companies (the “Cash”); and

(i)                                     all goodwill of any of the Companies; and

1.1.4                        After-Acquired Assets.  All property used or useful in any Company’s business and acquired by any Company after the date hereof.

1.1.5                        Excluded Assets.  Anything herein to the contrary notwithstanding, the following are not and shall not be included in the Assets and will not be purchased by Buyer:  (a) all minute books, stock and personnel records and corporate seals of Quik Drive USA and Quik Drive Canada and all other documents and records Sellers are required by law to retain (the “Corporate Records”); provided that Sellers shall furnish to Buyer, promptly on Buyer’s request at any time (whether before or after the Closing), true and complete copies of any or all of the Corporate Records; (b) all insurance policies and rights thereunder (the “Insurance Policies”); (c) all claims for refund of Taxes (as that term is defined in section 5.1.14) and other governmental charges of whatever nature (“Tax Refunds”); (d) all rights of Sellers under this Agreement and the Assumption Agreement (as that term is defined in section 2.6) (“Agreement Rights”); (e) accounts receivable of Quik Drive USA (other than Quik Drive USA’s account receivable from Quik Drive Australia (the “Australia Intercompany Payable”)) or Quik Drive Canada that shall, on and as of the Closing Date, have been outstanding and unpaid for more than ninety days or that in the reasonable judgment of Buyer are on terms and conditions that are not customary in the construction industry (the “Excluded Receivables”); (f) the items listed on Schedule 1.1.5 hereto (the “Scheduled Assets”); and (g) Habermehl’s ownership interest in the real property at 436 Calvert Drive, Gallatin, Tennessee (the “Office” and, together with the Corporate Records, Insurance Policies, Tax Refunds, Agreement Rights, Scheduled Assets and the Excluded Receivables, the “Excluded Assets”).  Habermehl and Buyer shall, however, on the Closing Date, enter into a lease in substantially the form of Exhibit A attached hereto (the “Lease”), whereby Habermehl will lease the Office to Buyer and grant to Buyer an option to purchase the Office at its then appraised fair market value at any time commencing on the second anniversary of the Closing Date and terminating four years and six months from the Closing Date.

1.2                                 Limited Assumption of Liabilities.  Anything herein to the contrary notwithstanding, except only as is provided in the next sentence, the parties intend and agree that Buyer and its designees shall not under any circumstances assume or become liable for or obligated to pay or discharge any debt, duty, obligation or liability of any Seller, and Sellers shall pay and discharge all of the same as they become due.  Notwithstanding the preceding sentence, in addition to obligations to be undertaken by Buyer pursuant to the fifth sentence of section 5.1.13(c), Buyer shall assume and pay or discharge when due (a) all Pre-Closing Payables (as that term is defined in section 5.1.29) remaining unpaid at the Closing, and all other accounts and debts payable of Quik Drive USA and Quik Drive Canada that are incurred but not paid prior to the Closing (excluding any account or note payable or other debt or liability owed to any Company or to Habermehl, other than the Australia Intercompany Payable) (the “Post-Closing Payables” and, together with the Pre-Closing Payables, the “Payables”), (b) all other all debts, duties, obligations and liabilities of the Companies accruing after the Closing under all Assigned Contracts that are duly and validly assigned to Buyer on the Closing Date, and (c) all liabilities and obligations (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued and due or to become due) of Quik Drive USA and Quik Drive Canada to their customers under warranties given by either of them in the ordinary course of business, other than warranties relating to screws that any of the Companies has represented are ACQ approved.

The liabilities to be assumed pursuant to the preceding sentence are hereinafter collectively called the “Assumed Liabilities.”

2.                                       Payment and Delivery.  Subject to and in reliance on the representations, warranties and agreements of Buyer and Sellers and subject to the terms and conditions provided in this Agreement:

2.1                                 Purchase Price.  The aggregate purchase price for the Assets (the “Purchase Price”) shall be the assumption of the Assumed Liabilities plus $35,000,000.00, adjusted as follows:

(a)                                  reduced or increased by the amount by which the total amount of the Equipment, the Inventory and the Prepaid Expenses on the Closing Date is, respectively, less than or more than the amount thereof stated on the consolidated balance sheet of the Companies as of April 30, 2004, a copy of which, when and as approved by Buyer and Habermehl, will be attached hereto as Schedule 2.1(a) (the “April Balance Sheet”); and

(b)                                 reduced or increased by the amount by which the Accounts (excluding intercompany balances) on the Closing Date are, respectively, less than or more than the Accounts (excluding intercompany balances) stated on the April Balance Sheet;

(c)                                  reduced by the aggregate amount of the Excluded Receivables as of the Closing Date;

(d)                                 increased by the aggregate amount of the Cash, if any, of Quik Drive USA and Quik Drive Canada as of the Closing Date;

(e)                                  reduced by the aggregate amount of the Payables; and

(f)                                    reduced or increased by the amount of the assets owned by Quik Drive Australia on the Closing Date to the extent not included in the amounts calculated pursuant to clauses (a) and (b) of this section 2.1, less any accounts payable and other liabilities of Quik Drive Australia on the Closing Date (collectively, the “Net Australia Assets”).

2.2                                 Determination of Surplus or Shortfall.

(a)                                  Within ninety days from the Closing Date, Buyer shall prepare a consolidated balance sheet of the Companies as of the Closing Date (the “Closing Date Balance Sheet”) in accordance with accounting principles generally accepted in the United States (“GAAP”) and using the same methodologies and policies as, and on a basis consistent with, the preparation of the April Balance Sheet, which shall have been subject to the same closing procedures and prepared in the same manner as the year-end 2003 balance sheet to which section 5.1.8 refers, and shall calculate the Equipment, the Inventory, the Prepaid Expenses, the Accounts, the Excluded Receivables, the Cash of Quik Drive USA and Quik Drive Canada, the Payables and the Net Australia Assets as of the Closing Date.  Buyer shall promptly notify

Sellers of the amount by which the Equipment, the Inventory, the Prepaid Expenses and the Accounts as so calculated shown on the Closing Date Balance Sheet are more or less than the amounts thereof shown on the April Balance Sheet and the amounts of the Cash of Quik Drive USA and Quik Drive Canada, the Excluded Receivables, the Payables and the Net Australia Assets (the net amount of which, pursuant to section 2.1, is hereinafter called the “Surplus” or the “Shortfall,” as appropriate) and shall include in such notice the manner and basis for such calculation.

(b)                                 If within thirty days following delivery of the Closing Date Balance Sheet, Habermehl has not given Buyer written notice of his objection to the Shortfall or the Surplus calculation (which notice shall state in reasonable detail the basis of Habermehl’s objection), then the Closing Date Balance Sheet calculated by Buyer shall be final, binding and conclusive on the parties.  If Habermehl duly gives Buyer such notice of objection, and if Habermehl and Buyer fail to resolve the issues outstanding with respect to the Closing Date Balance Sheet and the calculation of the Surplus or Shortfall within thirty days of Buyer’s receipt of Habermehl’s objection notice, Sellers and Buyer shall submit the issues remaining in dispute to an independent public accounting firm to be selected with the agreement of Buyer and Habermehl (the “Independent Accountants”) for resolution applying the principles, methodologies, policies and practices to which section 2.2(a) refers.  If issues are submitted to the Independent Accountants for resolution (1) Sellers and Buyer shall furnish or cause to be furnished to the Independent Accountants such work papers and other documents and information relating to the disputed issues as the Independent Accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the Independent Accountants any material relating to the disputed issues and to discuss the issues with the Independent Accountants; (2) the determination by the Independent Accountants, as set forth in a notice to be delivered to Sellers and Buyer within sixty days of the submission to the Independent Accountants of the issues remaining in dispute, shall be final, binding and conclusive on the parties and shall be used in the calculation of the Surplus or the Shortfall.

(c)                                  The fees and expenses of the Independent Accountants shall be allocated between the Buyer and Sellers so that the amount of fees and expenses paid by Sellers shall be equal to the product of (x) and (y), where (x) is the aggregate amount of such fees and expenses, and where (y) is a fraction, the numerator of which is the amount in dispute that is ultimately unsuccessfully disputed by Sellers (as determined by the Independent Accountants), and the denominator of which is the total value in dispute.  On the resolution of such dispute, (1) the Closing Date Balance Sheet shall be revised to reflect such resolution, (2) any adjustment to the Purchase Price and additional payments resulting from such adjustment shall be made in accordance with section 2.3.4 and concurrent with the resolution of such dispute and the making of the required payments, if any, Sellers and Buyer shall execute a mutual release, in form and substance satisfactory to each of them, relating only to the resolution of such dispute.

(d)                                 Each party shall (at no charge to the other party) make available to the accountants and other representatives of the other party, such information, books, records and personnel of the Companies and provide such assistance as such other party shall reasonably request at any time during the determination or the resolution of any dispute relating to the Closing Date Balance Sheet, the Surplus or the Shortfall.

2.3                                 Payments.  Subject to and in reliance on the representations, warranties and agreements of the parties and to the terms and conditions herein:

2.3.1                        Deposit.  The parties acknowledge that Buyer has deposited in trust with Buyer’s counsel, Shartsis, Friese & Ginsburg LLP, the sum of $300,000 (the “Deposit”), which shall be held by such counsel pursuant to this Agreement.  Any and all interest or other earnings on the Deposit shall be for the sole and exclusive account and benefit of Buyer.  At the Closing, the Deposit shall be paid to Quik Drive USA as part of the amount payable at the Closing to Quik Drive USA pursuant to section 2.3.2.

2.3.2                        At Closing.  Subject to the other provisions of this section 2.3, at the Closing Buyer or its designee(s) shall pay, as part of the Purchase Price, to Sellers by wire transfer in accordance with such written instructions as Sellers may furnish to Buyer at least three business days prior to the Closing Date, the following amounts in cash:

Seller	Amount

Habermehl	$5,000,000

Quik Drive USA	20,382,307

Quik Drive Canada	4,617,693

Total	$30,000,000

Prior to the Closing Date, Quik Drive USA and Quik Drive Canada shall pay in the ordinary course of business the Pre-Closing Payables (as that term is defined in section 5.1.29) and deliver to Buyer evidence thereof reasonably satisfactory to Buyer; provided that any Payables existing at or after the Closing shall be obligations of Buyer and paid pursuant to section 2.3.4.

2.3.3                        Parent Shares.  Not later than ten days after the Closing Date, Buyer shall deliver to Quik Drive USA a certificate in the name of Quik Drive USA, representing shares (the “Parent Shares”) of the common stock, par value $0.01 per share, of Parent, and on the Closing Date, Buyer shall deliver to Quik Drive USA a letter addressed to the transfer agent of Parent, instructing the transfer agent to issue the Parent Shares.  The number of Parent Shares will be equal to the quotient of $5,000,000 divided by the average of the closing prices per share of such common stock on the ten trading days ending with the fifth trading day preceding the Closing Date, as reported by the New York Stock Exchange, Inc., rounded to the nearest whole share.

2.3.4                        Post-Closing Adjustment.  Within ten days after the resolution of the determination of the Surplus or the Shortfall, Sellers shall pay in cash to Buyer the amount of the Shortfall, if any, or Buyer shall pay in cash to Sellers the amount of the Surplus, if any.

2.4                                 Buyer’s Designees.  Buyer may assign any of its rights hereunder and delegate any of its duties hereunder to any wholly owned subsidiary of Buyer, it being understood that Buyer currently intends (but shall have no obligation) to cause its subsidiary, Simpson Strong-Tie Canada, Limited, a Canadian corporation, to purchase the Assets of Quik Drive Canada and to cause its subsidiary, Simpson Strong-Tie Australia, Inc., a California corporation, to purchase the Australia Shares.  Any such assignee shall be a third-party beneficiary of all provisions of this Agreement.  No such assignment or delegation shall relieve or release Parent or Buyer of or from any of its obligations hereunder.

2.5                                 Delivery of Certain Assets.  At the Closing, Sellers shall deliver to Buyer (a) originals or true and complete copies of all Assigned Contracts and all Patent Rights, (b) all warranties or guaranties received by any Company from any contractors, subcontractors, suppliers or materialmen in connection with the Companies’ businesses, (c) originals or true and complete copies of all building permits and certificates of occupancy in the possession of any Company that have been issued for buildings occupied by any Company, (d) such written notices as Buyer may reasonably request, executed by any or all of Sellers and addressed to all parties to Assigned Contracts (other than the Companies) and to taxing authorities having jurisdiction over any or all of the Assets, notifying such parties and authorities of the sale of the Assets and changing the address for service of notice and delivery of statements and bills, (e) keys and combinations to all doors and gates in all premises occupied by any Company and all tangible personal property included among the Assets, which keys and combinations shall be properly and clearly tagged for identification, (f) user names, passwords and other devices necessary for Buyer to gain access to all of the Companies’ computer and communications systems and equipment, and (g) any other documents, instruments or agreements required hereunder which are not otherwise delivered.

2.6                                 Bills of Sale and Assignments.  At the Closing, (a) each Seller other than Habermehl shall deliver to Buyer a Bill of Sale and Assignment, in substantially the form of Exhibit B attached hereto (each, a “Bill of Sale”), (b) each of Quik Drive USA and Quik Drive Canada shall deliver to Buyer Patent Assignments (as that term is defined in section 3.1.8) assigning to Buyer the Company Patent Rights, if any, and shall deliver to Buyer Trademark Assignments (as that term is defined in section 3.1.8) assigning to Buyer all trademarks, service marks and registrations thereof, (c) Habermehl shall deliver to Buyer Patent Assignments assigning the Habermehl Patent Rights to Buyer, (d) Quik Drive USA and Buyer shall execute and deliver a Share Sale Agreement (as that term is defined in section 3.1.13) for the sale of the Australia Shares by Quik Drive USA to Buyer, and (e) Buyer shall deliver to Sellers an Assumption Agreement in substantially the form of Exhibit C attached hereto (the “Assumption Agreement”), with respect to the Assumed Liabilities being assumed by Buyer.  Sellers shall also deliver to Buyer at or prior to the Closing, a certificate from the Tennessee Secretary of State and other appropriate governmental officials confirming that as of the Closing Date there are no filings against any Company or any of the Assets in the office of said Secretary of State under any applicable Uniform Commercial Code that would be a lien on any of the Assets specified (other than such filings, if any, as are being released at the time of the Closing).

2.7                                 The Closing.  The closing of the sale and purchase of the Assets hereunder (the “Closing”) shall take place at the offices of Shartsis, Friese & Ginsburg LLP, counsel for Buyer, at One Maritime Plaza, 18th Floor, San Francisco, California, at 10:00 a.m., California time, on October 1, 2004, or at such other place, time and date as shall be mutually satisfactory to the parties (the “Closing Date”); provided that the Closing Date may be extended as provided in section 3.3 to any date not later than December 31, 2004.  At the Closing, Sellers shall deliver to Buyer, in addition to the matter otherwise required hereby, such other certificates, instruments and documents as Buyer may reasonably request to evidence or perfect Buyer’s ownership of the Assets, and Sellers shall turn over to Buyer possession and control of all of the Assets.

2.8                                 Allocation of Purchase Price.  Of the total Purchase Price, the parties shall allocate (a) $5,000,000 to the Habermehl Patent Rights, (b) $620,820 minus the amount at the Closing Date of the Australia Intercompany Payable to the Australia Shares and (c) the balance to the other Assets in the respective amounts thereof shown or reflected on the Closing Date Balance Sheet and any remainder to goodwill; provided that, with Habermehl’s consent, which shall not be unreasonably withheld, Buyer may revise the allocation in the preceding clause (a) or (c) according to the advice to Buyer of PricewaterhouseCoopers LLP, and if the allocation to the Habermehl Patent Rights is increased or decreased from that set forth in clause (a), Quik Drive USA or Habermehl, respectively, shall remit the difference to the other of them.  The parties agree consistently to state or report the allocation pursuant to the preceding sentence on all tax and information returns and statements and other statements, notices or other documents furnished or submitted to or filed with any governmental bureau, agency or instrumentality of the United States, Canada, Australia or any state, province, territory, protectorate, possession or other jurisdiction of the United States, Canada or Australia or any political subdivision thereof.

3.                                       Conditions to Parties’ Obligations.

3.1                                 Conditions to Buyer’s Obligations.  The obligation of Buyer to purchase the Assets and all other obligations of Buyer or Parent hereunder shall be subject to the satisfaction at or prior to the Closing of the following conditions precedent:

3.1.1                        Due Diligence.  Buyer shall have completed Buyer’s review, examination and inspection of the Companies’ assets, business, operations and affairs, as well as the Habermehl Patent Rights, as Buyer may consider advisable; provided that Buyer may only terminate this Agreement on account of failure of the condition in this section 3.1.1 if in Buyer’s due diligence investigation, Buyer discovers an event or condition that Buyer reasonably believes in good faith could have a Material Adverse Effect.  “Material Adverse Effect” means a material adverse effect on the (a) business, results of operation or financial condition of the Companies or the Assets taken as a whole, (b) Buyer’s ability to conduct the businesses of the Companies after the Closing, or (c) ability of the Companies to perform their obligations under this Agreement; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any adverse effect arising from (A) general business or economic conditions, including such conditions related to the business of the Companies, (B) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack on the United States, on any of its territories, possessions or diplomatic or consular offices or on any military installation, equipment or personnel of the United States, (C) financial, banking or securities markets (including disruption thereof and any decline in the price of any security or any market index), or (D) changes in GAAP; (ii) any existing event, occurrence or circumstance of which Buyer has actual knowledge at the date of this Agreement; and (iii) any adverse change in the business of the Companies that is cured by the Companies within ten days of Buyer’s notice thereof to Habermehl.

3.1.2                        Representations and Warranties.  The representations and warranties of Sellers in this Agreement shall be true and complete, in all material respects (except that representations and warranties that by their terms are qualified as to materiality shall be true and complete in all respects), on and as of the Closing Date with the same effect as if those representations and warranties had been made on and as of the Closing Date, and Sellers shall have delivered to Buyer a certificate to that effect dated the Closing Date and signed by the President and the Secretary of each Company and by Habermehl, for himself; provided that, immediately prior to the Closing, Sellers shall have amended Schedule 5.1.29 attached hereto to contain a complete and accurate list of all Pre-Closing Payables (as that term is defined in section 5.1.29) and the respective amounts thereof at that time, certified by the President and the Secretary of each of Quik Drive USA and Quik Drive Canada to be true and complete as of the Closing Date.

3.1.3                        Conditions and Covenants.  Sellers shall have performed or satisfied in all material respects all covenants, agreements and conditions to be performed or satisfied at or prior to the Closing by each and all of them hereunder, and Sellers shall have delivered to Buyer a certificate to that effect dated the Closing Date and signed by the President and the Secretary of each Company and by Habermehl, for himself.

3.1.4                        Consents and Waivers.  Sellers shall have obtained all necessary consents and waivers with respect to the sale, conveyance, transfer and delivery of Assets from all parties to any Assigned Contracts, with regard to which any such consent or waiver is required to effect any of such sales, conveyances, transfers or deliveries, to prevent acceleration of the maturity of any indebtedness secured by a lien on real or personal property, or to prevent the termination of any of the Assigned Contracts, except in any instance in which Buyer in its exclusive discretion deems the obtaining of such consents or waivers not material.

3.1.5                        Permits.  Buyer shall have obtained such licenses, permits, authorizations and approvals from all United States, Canada, Australia, state, province, local and other governmental agencies, instrumentalities and authorities that Buyer may reasonably consider necessary for Buyer’s purchase of the Assets and for the conduct by Buyer of the businesses of the Companies from and after the Closing Date as the Companies have heretofore conducted such businesses.

3.1.6                        Board Approvals.  The Board of Directors of each of Buyer and Parent shall have approved this Agreement and the transactions contemplated hereby.

3.1.7                        Bill of Sale.  Each of Quik Drive USA and Quik Drive Canada shall have duly executed, acknowledged and delivered a Bill of Sale to Buyer.

3.1.8                        Assignments of Intellectual Property.  Sellers shall have duly executed, acknowledged and delivered to Buyer Assignments of Patent Rights (the “Patent Assignments”) and Assignments of Trademark (the “Trademark Assignments”), each in substantially the forms of Exhibit D-1 or D-2 (as appropriate) and Exhibit E, respectively, attached hereto, assigning to Buyer the Patent Rights and all trademarks, service marks and registrations thereof in which any Company has rights.

3.1.9                        Consulting Agreement.  Quik Drive USA and Habermehl shall have duly executed and delivered a written consulting agreement with Buyer in substantially the form of Exhibit F attached hereto (the “Consulting Agreement”).

3.1.10                  Business Relationship.  Sellers shall have furnished to Buyer the names and addresses and all pertinent information regarding all employees, suppliers,

distributors, customers and others who have business relationships with any Company, but in the case of information regarding employees only to the extent permitted by applicable law, and shall have introduced Buyer to each of them, as Buyer may request, and Buyer shall have satisfied itself that each of such relationships may reasonably be expected to be continued with Buyer from and after the Closing Date.

3.1.11                  Certificate of Non-Foreign Status.  Each of Quik Drive USA and Habermehl shall have furnished to Buyer a Transferor’s Certificate of Non-Foreign Status in substantially the form of Exhibit F attached hereto, setting forth such Seller’s address and federal tax identification number, dated the Closing Date and duly executed by such Seller under penalty of perjury.

3.1.12                  Lease.  Quik Drive USA shall have duly executed and delivered the Lease.

3.1.13                  Share Sale Agreement.  Quik Drive USA shall have duly executed and delivered a written share sale agreement in substantially the form of Exhibit H attached hereto (the “Share Sale Agreement”).

3.1.14                  Certificates, Etc.  Sellers shall have delivered or caused to be delivered to Buyer the following in form and substance reasonably satisfactory to Buyer:

(a)                                  all resolutions of the shareholders and the board of directors of each Company approving the entering into and consummation of the transactions contemplated by this Agreement;

(b)                                 a certificate of status, compliance, good standing or the like with respect to each Company issued by the appropriate government officials of each jurisdiction in which such Company is organized or conducts business;

(c)                                  an estoppel certificate or landlord’s acknowledgement and consent from the lessor under each lease, if any, included in the Assigned Contracts, confirming that such lease is in full force and effect, without amendment except as noted therein, all rents and additional rents have been paid, no waivers, indulgences or postponement of the lessee’s obligations have been granted by the lessor, to the best of the landlord’s knowledge there exists no event of default or event, occurring condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition would become a default under any such lease, and, to the knowledge of Sellers, all of the covenants to be performed by any other party under such lease have been fully performed; and

(d)                                 (1) a purchase certificate issued by the Ontario Workplace Safety and Insurance Board with respect to the Quik Drive Canada business, and (2) if applicable, documentation in forms reasonably acceptable to Buyer from the workers’ compensation boards in the other jurisdictions in which the Quik Drive Canada business is conducted, confirming that, as of the Closing Date, the relevant boards have no claim against Quik Drive Canada for which

Buyer would be or could be liable with respect to any amount payable pursuant to the relevant workers’ compensation legislation with respect to such business.

3.1.15                  Opinions of Counsel.  Sellers shall have delivered to Buyer the opinions of Bass, Berry & Sims PLC, counsel for Quik Drive USA and Habermehl, Sutherland Mark Bumstead Flemming Profesional Corporation, counsel for Quik Drive Canada, and Phillips Fox, counsel for Quik Drive Australia, each dated the Closing Date and to the effects (with respect to Quik Drive USA and Habermehl, Quik Drive Canada or Quik Drive Australia, respectively) set forth in Exhibit I attached hereto.

3.1.16                  No Changes in Law.  Except as set forth on Schedule 3.1.16, during the period from the date hereof to the Closing, no law, change in any law, or interpretation or enforcement of any law shall have been enacted (including, without limitation, the enactment of any law or interpretation regarding Taxes or environmental matters), which could prevent or increase materially the cost to Buyer of (a) completing the transactions contemplated by this Agreement, or (b) operating the Companies’ businesses after the Closing on substantially the same basis as currently operated.

3.1.17                  No Legal Action.  No action or proceeding shall be pending or threatened in writing by any person (other than Buyer or an affiliate of Buyer) in any jurisdiction, to enjoin, restrict or prohibit any of the transactions contemplated by this Agreement or the right or power of Buyer to conduct the businesses of the Companies after the Closing on substantially the same basis as currently operated.

3.2                                 Conditions to Sellers’ Obligations.  The obligation of Sellers to sell the Assets and all other obligations of Sellers hereunder shall be subject to the satisfaction on or prior to the Closing Date of the following conditions precedent:

3.2.1                        Representations and Warranties.  The representations and warranties of Parent and Buyer in this Agreement shall be true and complete, in all material respects (except that representations and warranties that by their terms are qualified as to materiality shall be true and complete in all respects), on and as of the Closing Date with the same effect as if those representations and warranties had been made on and as of the Closing Date, and each of Parent and Buyer shall have delivered to Sellers a certificate to that effect dated the Closing Date and signed by its President or Chief Financial Officer and by its Secretary.

3.2.2                        Conditions and Covenants.  Parent and Buyer shall have performed or satisfied in all material respects all covenants, agreements and conditions to be performed or satisfied at or prior to the Closing by them hereunder, and each of Parent and Buyer shall have delivered to Sellers a certificate to that effect dated the Closing Date and signed by its President or Chief Financial Officer and by its Secretary.

3.2.3                        Consulting Agreement.  Buyer shall have duly executed and delivered the Consulting Agreement.

3.2.4                        Lease.  Buyer shall have duly executed and delivered the Lease.

3.2.5                        Share Sale Agreement.  Buyer shall have duly executed and delivered the Share Sale Agreement.

3.2.6                        Certificate.  Buyer shall have delivered or caused to be delivered to Sellers all resolutions of the Board of Directors of Buyer and Parent approving the entering into and consummation of the transactions contemplated by this Agreement.

3.2.7                        Assumption Agreement.  Buyer shall have duly executed, acknowledged and delivered an Assumption Agreement to Sellers.

3.2.8                        Opinion of Counsel.  Buyer shall have delivered to Sellers an opinion, dated the Closing Date of Shartsis, Friese & Ginsburg LLP to the effects set forth in Exhibit J attached hereto.

3.2.9                        No Legal Action.  No action or proceeding shall be pending or threatened in writing by any person (other than any Seller or any affiliate of any Seller) in any jurisdiction, to enjoin, restrict or prohibit any of the transactions contemplated by this Agreement.

3.3                                 Failure of Condition.

3.3.1                        Buyer’s Remedies.  If any of the conditions specified in section 3.1 are not satisfied, Buyer shall have the right, at its exclusive election, either to waive the condition in question and proceed with the purchase of the Assets or to terminate this Agreement; provided that the Closing Date may be extended to any date not later than December 31, 2004, at Buyer’s exclusive election, for a reasonable period to allow all of such conditions to be satisfied, subject to Buyer’s further right to terminate this Agreement on the expiration of the period of the extension if all of such conditions shall not then have been satisfied.  If Buyer so elects to terminate this Agreement, neither Buyer nor Sellers shall have any further rights or obligations under this Agreement, except that the covenants and agreements in sections  4.5.4 and 4.12 shall survive any termination of this Agreement.  Notwithstanding any of the foregoing provisions of this section 3.3.1 to the contrary, in the event of any material breach by any Seller of any covenant or agreement herein or hereunder, Buyer may elect nevertheless either (a) to proceed with the purchase of the Assets, it being understood that the consummation of the Closing shall be deemed a waiver of any breach of any representation, warranty or covenant required to be performed prior to Closing and of Buyer’s rights and remedies with respect thereto, if Sellers shall have notified Buyer of the breach or lack of performance thereof at least five days prior to the Closing, or, if later, within twenty-four hours from the occurrence of such breach or lack of performance, or (b) subject to section 4.3, to terminate this Agreement by notice to Sellers on or prior to the Closing Date, and on such termination, Buyer shall be relieved of all obligations and liabilities hereunder and Buyer may proceed against Sellers to recover any damages occasioned by such breach.

3.3.2                        Sellers’ Remedies.  If any of the conditions in section 3.2 are not satisfied, Sellers shall have the right, at Sellers’ exclusive election, either to waive the condition in question and proceed with the sale or to terminate this Agreement; provided that the Closing Date may be extended to any date not later than December 31, 2004, at Sellers’ exclusive election, for a reasonable period to allow all of such conditions to be satisfied, subject to Sellers’ further right to terminate this Agreement on the expiration of the period of the extension if all of such conditions shall not then have been satisfied.  If Sellers so elect to terminate this Agreement, neither Buyer nor Sellers shall have any further rights or obligations under this Agreement, except that the covenants and agreements in sections 4.5.4 and 4.12 shall survive any termination of this Agreement.  Notwithstanding any of the foregoing provisions of this section 3.3.2 to the contrary, in the event of any material breach by Buyer of any covenant or agreement herein or hereunder, and if the sale of the Assets if not consummated hereunder because of such breach, Buyer (a) shall, on demand by Sellers, direct Buyer’s counsel to remit the Deposit to Quik Drive USA as liquidated damages and (b) shall not, for a period of three years from and after such termination, solicit for employment or engagement as a consultant any person that is an employee of any Company at the date of such termination or at any time during such three-year period, otherwise than through advertisements or notices that are generally available to the public (the “Non-Solicitation”).  IF THE TRANSACTIONS CONTEMPLATED HEREBY ARE NOT CONSUMMATED AS PROVIDED HEREIN BY REASON OF SUCH BREACH, BUYER AND SELLERS AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGE THAT SELLERS MAY SUFFER.  THEREFORE, BUYER AND SELLERS AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLERS WOULD SUFFER IF BUYER SO BREACHES AND FAILS TO COMPLETE THE PURCHASE OF THE ASSETS AS CONTEMPLATED HEREBY IS AND SHALL BE, AS SELLERS’ SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), THE NON-SOLICITATION AND THE AMOUNT OF THE DEPOSIT.  THE NON-SOLICITATION AND SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR SUCH DEFAULT PRIOR TO THE CONSUMMATION OF ALL OF THE TRANSACTIONS CONTEMPLATED HEREBY, ALL OTHER CLAIMS TO DAMAGES OR OTHER REMEDIES BEING HEREIN EXPRESSLY WAIVED.

Buyer’s Initials	Sellers’ Initials

4.                                       Covenants.

4.1                                 Permits.  Buyer shall, at its own expense, forthwith apply for and diligently pursue the issuance of the licenses, permits, authorizations and approvals to which section 3.1.5 refers.  Buyer shall take all reasonable actions to apply for the same and shall diligently and in good faith process such applications and avoid taking any action that would delay the investigation and processing thereof by the appropriate governmental authorities.  Sellers shall cooperate fully and in good faith with Buyer, as and to the extent that Buyer may reasonably request, in making and processing such applications, and Sellers shall execute and deliver all such certificates, instruments and documents as Buyer may reasonably request in connection therewith.

4.2                                 Assignments of Permits, Contracts, Patent Rights and Trademarks.  Sellers shall apply for and use commercially reasonable efforts to obtain legal, valid and binding assignments to Buyer of the permits, authorizations and licenses to which clause (b) of section 1.1.3 refers and to the Assigned Contracts, and all consents and waivers in connection therewith that Buyer may reasonably consider to be necessary or advisable.  Sellers shall cooperate fully and in good faith with Buyer to record the Patent Assignments and the Trademark Assignments in accordance with the requirements of the United States Patent and Trademark Office and any

foreign government or governmental authority or official, to effect the assignment and transfer of exclusive rights to the Patent Rights, trademark registrations and applications for trademark registrations included in the Assets.  Buyer shall cooperate fully and in good faith with Sellers, as and to the extent that Sellers may reasonably request, in obtaining the same, and Buyer shall execute and deliver all such certificates, instruments and other documents as Sellers may reasonably request in connection therewith.

4.3                                 Indemnity.

4.3.1                        By Parent and Buyer.  Subject to sections 4.3.3, 4.3.4 and 4.3.5, Parent and Buyer, jointly and severally, agree to indemnify and defend Sellers and the Companies’ directors, officers, affiliates, employees and agents and to hold them harmless from and against any and all claims, liabilities, damages and expenses (including, without limitation, the reasonable fees and expenses of attorneys and expert witnesses, the costs of investigation and court costs) (collectively, “Losses”) suffered or incurred by them, when and as suffered or incurred, whether or not any of such claims, liabilities, damages or expenses are suffered or incurred in connection with the ownership, operation, use, sale or possession of any of the Assets, (a) in connection with the Assigned Contracts and arising after the Closing Date, or (b) directly or indirectly in connection with or arising from any breach of any covenant, agreement, representation or warranty by Parent or Buyer hereunder, including the failure to pay or perform the Assumed Liabilities.

4.3.2                        By Sellers.  Subject to sections 4.3.3, 4.3.4 and 4.3.5 below, Sellers, jointly and severally, agree to indemnify and defend Buyer, Parent and their respective directors, officers, affiliates, employees and agents and to hold them harmless from and against any and all Losses suffered or incurred by any of them, when and as suffered or incurred, whether or not any of such claims, liabilities, damages or expenses are suffered or incurred in connection with the ownership, operation, use, sale or possession of any of the Assets, (a) directly or indirectly in connection with the Assigned Contracts and arising on or prior to the Closing Date, to the extent that any of such claims, liabilities, damages and expenses are not specifically disclosed in writing by Sellers to Buyer or are not accepted by Buyer prior to the Closing Date, or (b) directly or indirectly in connection with any written or oral contracts, agreements, understandings or commitments that are not included in the Assets or are not legally and validly assigned hereunder, or (c) directly or indirectly in connection with or arising from any breach of any covenant, agreement, representation or warranty by any Seller hereunder, including, without limitation, under the Patent Assignments, the Trademark Assignments, the Bill of Sale and the Share Sale Agreement, or (d) directly or indirectly in connection with the use or ownership of any of the Assets or the conduct or operation of the businesses of the Companies prior to the Closing, other than the Assumed Liabilities.

4.3.3                        Limitations.  Anything herein to the contrary notwithstanding, neither party shall have any liability or obligation under section 4.3.1 or 4.3.2 with respect to any Losses suffered or incurred by the other party unless and until the aggregate of all such Losses by such other party exceeds $250,000; provided, however, that this limitation shall not apply (a) to Buyer with respect to the Assumed Liabilities or (b) to Sellers with respect to any failure of any Company to be qualified to conduct business as a foreign corporation in any jurisdiction, whether or not such failure is disclosed in Schedule 5.1.1 (a “Qualification Failure”), or with respect to any breach of section 5.1.1, 5.1.2, 5.1.4, 5.1.5 or 5.1.14.  In addition, anything herein to the contrary notwithstanding, neither Buyer and Parent nor Sellers shall have any liability (for indemnification or otherwise) in excess of (a) $5,000,000 cumulatively for all claims that do not primarily involve (1) the validity of any Patent Rights or (2) allegations of infringement of any third-party patent right by any feature or features of any products that are covered by one or more issued claims in any patent or obtained from any patent application included in the Patent Rights, or (b) $2,000,000 cumulatively for all claims that primarily involve (1) the validity of any Patent Rights or (2) allegations of infringement of any third-party patent right by any feature or features of any products that are covered by one or more issued claims in any patent or obtained from any patent application included in the Patent Rights; provided, however, that the limitations in this sentence shall not apply to (a) Parent or Buyer with respect to the Assumed Liabilities or (b) to any Seller with respect to any Qualification Failure or any breach of section 5.1.1, 5.1.2, 5.1.4 or 5.1.5.

4.3.4                        Time Limitations.  If the Closing occurs, a party will have liability with respect to section 4.3.1 or 4.3.2, as applicable, only if on or before the date which is thirty-six months following the Closing Date, in the case of any claim involving the validity of any Patent Rights or any breach of section 5.1.13, or twenty-four months following the Closing Date, in the case of any other claim, the other party notifies such party of a claim and the factual basis of the claim in reasonable detail to the extent then known by such other party; provided that the foregoing limitation in this section 4.3.4 shall not apply to or affect any party’s rights and remedies on or in connection with the Assumed Liabilities, any Qualification Failure or any breach of section 4.6, 4.20 (subject to the time limitations specifically set forth therein), 4.21, 4.22, 4.23, 4.27 (subject to the time limitations specifically set forth therein), 5.1.1, 5.1.2, 5.1.4, 5.1.5, 5.1.12(b), 5.1.14, 5.1.16, 5.1.17, 5.1.18 or 5.1.19; and provided further that Buyer shall, if Buyer considers it commercially prudent, use commercially reasonable efforts in good faith to defend any claim that any of the patents included in the Patent Rights is invalid and bear the costs of such defense, which costs shall (subject to the other provisions of this section 4.3 and to the fifth sentence of section 5.1.13(c)) be promptly reimbursed by Sellers to Buyer on demand if such patent is held to be invalid by a court of competent jurisdiction.

4.3.5                        Further Limitations.  With respect only to any claims not involving or relating to any claim by any third party, neither party shall be entitled to recover or seek any remedy under section 4.3.1 or 4.3.2 with respect to any consequential damages or punitive damages (it being agreed that the term “consequential damages” shall include, without limitation, any multiple of lost profits reflecting a decrease in the value of the Assets or the business of the Companies and any decrease in the share price of Parent).

4.3.6                        Right to Deliver Parent Shares.  Buyer and Parent agree that Sellers may assign and deliver Parent Shares to Buyer or Parent in satisfaction of any indemnification obligation of Sellers to Buyer or Parent, which Parent Shares shall be valued at their then-current market value.

4.3.7                        Procedure.  The indemnified party shall notify the indemnifying party of any claim, demand, action or proceeding for which indemnification will be sought under section 4.3.1 or 4.3.2 of this Agreement; provided that failure to give such notice shall not relieve the indemnifying party of its indemnification obligations under this section 4.3 except to the extent, if at all, that the indemnifying party shall have been actually prejudiced thereby; and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the indemnifying party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the indemnified party (except that, in the case of a claim of patent invalidity with respect to which Buyer is required to bear the costs of defense pursuant to section 4.3.4, Buyer will conduct the defense using counsel of Buyer’s choice); provided further, however, that if the indemnifying party fails to assume the defense of such third party claim within a reasonable time after notice thereof (when and as required hereby to do so), the indemnified party shall have the right to assume the defense of such third party claim using counsel of its choice, and shall be entitled to full reimbursement from the indemnifying party for any Loss incurred in connection with the defense of such claim.  The indemnified party shall have the right to participate, at its own expense, with respect to any such third party claim, demand, action or proceeding.  In connection with any such third party claim, demand, action or proceeding, Sellers, Buyer and Parent shall cooperate with each other and provide each other with access to relevant books and records in their possession.  No such third party claim, demand, action or proceeding shall be settled without the prior written consent of the indemnified party.  If a firm written offer is made to settle any such third party claim, demand, action or proceeding and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (a) the indemnifying party shall be excused from, and the indemnified party shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; and (b) the maximum liability of the indemnifying party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement.

4.3.8                        Indemnification Exclusive Remedy.  Indemnification pursuant to this section 4.3 shall be the exclusive monetary remedy of the parties for any misrepresentations or breach of any warranty or covenant contained herein or in any closing or ancillary documents executed and delivered pursuant to the provisions hereof or thereof, and the only legal action that may be asserted by any party with respect to any matter that is the subject of this section 4.3 shall be a contract action to enforce, or to recover damages for the beach of, this Agreement; provided that nothing herein shall limit any party’s right to equitable relief.

4.4                                 Operation Prior to Closing.  Prior to the Closing, Sellers shall use commercially reasonably efforts to preserve the organization of the Companies intact, keep available the services of their employees and preserve their relationships with suppliers, distributors, customers and others having business relations with the Companies.  Prior to the Closing and except as may be first approved by Buyer or as is otherwise permitted by this Agreement, (a) Sellers shall conduct the businesses of the Companies only in the usual and ordinary course and the character and extent of the businesses of the Companies shall not be changed, (b) no material increase shall be made in the compensation payable or to become payable by any Company to any of its employees, nor shall any bonus payment or arrangement not in effect on the date hereof be made by any Company to or with any such employee, (c) no Company shall acquire or dispose of any Assets except for sales of inventory in good faith in the usual and ordinary course of business and, in the event of any disposition of any Asset, shall replace such Asset as may be reasonable in the ordinary conduct of business, and (d) Sellers shall maintain all tangible Assets in good condition and repair, normal wear and tear excepted, and in accordance in all material respects with all applicable laws, rules and regulations, as is reasonable in the ordinary course of business.

4.5                                 Buyer’s Investigation.

4.5.1                        Entry and Inspection.  Sellers shall make available to Buyer and its officers, attorneys, accountants and other authorized representatives reasonable access during regular business hours on reasonable notice to all of the Assets and related properties, operations, books and financial records, contracts, commitments and sales, production and maintenance records, will permit Buyer and such representatives to enter any real property occupied by any Company, will make themselves and the Companies’ employees, agents, contractors, consultants, auditors and counsel available to Buyer and such representatives so that Buyer may make such inquiries as Buyer may reasonably deem appropriate, and will furnish Buyer with all information concerning the assets, operations, affairs and businesses of the Companies as is required hereby or as Buyer may reasonably request.  Buyer will coordinate all requests for access only through Habermehl or Leigh Lister.

4.5.2                        No Waiver.  Anything in this Agreement to the contrary notwithstanding, no inquiry or investigation by or on behalf of Buyer shall constitute a waiver of, negate, abrogate or otherwise affect the validity of any representation, warranty or covenant of Sellers in, pursuant to or in connection with this Agreement or modify or affect any of Sellers’ obligations or Buyer’s rights herein or hereunder in the event of any breach of any such representation, warranty or covenant.

4.5.3                        Indemnity.  Buyer agrees to indemnify and defend Sellers and hold Sellers harmless from and against any and all mechanics’ liens, physical damage to property or persons and claims arising therefrom, and losses arising out of any interference with contractual relations between any Company and third parties, if any of the foregoing result from entry by Buyer or such representatives on premises occupied by Sellers pursuant to section 4.5.1.

4.5.4                        Return of Materials.  On any termination of this Agreement without consummation of the transactions contemplated hereby, Buyer shall return to Sellers all documents, work papers and other materials (including all copies thereof) in connection with the transactions contemplated hereby and shall use all reasonable efforts to keep confidential any information obtained pursuant to this Agreement, unless disclosure is required by law or unless such information has otherwise been obtained by third parties without any obligation of confidentiality to Sellers through no fault of Buyer.

4.6                                 Further Assurances.  Sellers shall cooperate with Buyer, at Buyer’s request, after the Closing Date and without further consideration, (a) to execute, deliver, record and publish as Buyer considers appropriate such other certificates, instruments and documents of sale, assignment, transfer and conveyance of the Assets, and take such other action, as Buyer may reasonably request more effectively to convey, assign, sell and transfer to or vest in Buyer, and to put Buyer in possession of, any and all of the Assets, (b) in the case of Assigned Contracts, if any, that have not at the Closing Date been transferred effectively due to the lack of consents of third parties, to continue to endeavor to obtain such consents promptly and, if any such consents are not obtainable, to provide Buyer with the benefit thereof in some other reasonable manner, (c) to assist Buyer in connection with any actions, proceedings or arrangements or disputes relating to ownership of and other rights in the Assets; provided that Quik Drive USA will be compensated as provided in section 3 of the Consulting Agreement (even if, in the absence of any breach thereof by Quik Drive USA, the Consulting Agreement shall have been terminated by Buyer) for its services pursuant to this clause (c), to the extent that such services are ordinary and necessary for the management of the businesses of the Companies as conducted by Buyer after the Closing, including, without limitation, providing assistance as required under the Patent Assignments and the Trademark Assignments; and (d) Sellers shall disclose to Buyer, promptly on request at any time at or after the Closing, all trade secrets, confidential information, technology and know-how included in the Intellectual Property.  The parties shall each do or perform such further acts and things and execute and deliver such further certificates, instruments and other documents as may be reasonably necessary and proper to implement the intent of the parties as expressed in this Agreement.

4.7                                 Proceedings.  Each party shall promptly inform the others of the making of any written threat or claim or the commencement of any investigation, litigation or proceeding against or affecting Sellers, the business or operations of any Company, the Assets or any of the transactions contemplated hereby.

4.8                                 Employees.

4.8.1                        In General.  From and after the Closing Date, Buyer shall not assume any obligation or liability of any nature whatsoever with respect to, and shall have no duty to employ, any of the employees of Quik Drive USA or Quik Drive Canada, or any consultants engaged to render services to either of them; and Sellers shall deliver the Assets to Buyer free and clear of any such obligations, liabilities and duties.  Notwithstanding the foregoing, Buyer shall be permitted to interview the individuals employed or engaged by any Company during the thirty-day period prior to the Closing and the thirty-day period following the Closing to determine which employees and consultants of Quik Drive USA or Quik Drive Canada that Buyer might desire to employ or engage after the Closing Date.  The hiring of any such employees or consultants by Buyer shall be on such terms and conditions as may be agreeable to Buyer and shall be without regard to the terms and conditions of the employment or engagement of such individuals established by Quik Drive USA or Quik Drive Canada prior to the Closing Date; provided that Buyer shall endeavor to credit any such employees that Buyer hires for past service with the Companies under Buyer’s employee benefit plans (other than Buyer’s profit-sharing and retirement plans), as and to the extent permitted by such plans.

4.8.2                        Employees Hired by Buyer.  Buyer agrees to indemnify Sellers against all claims and demands by employees of Quik Drive USA or Quik Drive Canada, who are employed by Buyer after the Closing, with respect to any matter or matters occurring during or arising out of their employment by Buyer after the Closing (including termination of employment with Buyer).  Without limiting the generality of the foregoing, such indemnity shall include any such claims or demands by such employees with respect to wages, severance pay, notice of termination or pay in lieu thereof, benefits, or claims under the Employment Standards Act, R.S.O. 1990, c. E.14 (Ontario) or at common law and including any costs or expenses incurred by Sellers in defending any such claim or demand.

4.9                                 Short-Year Tax Returns.  As soon as reasonably practicable after the Closing, Sellers shall prepare, at their sole expense, all short-year United States, Canada, Australia, state, county and local Tax returns for Quik Drive Australia for the period from July 1, 2004, to the Closing Date, as required under applicable law.  Each such return shall:  (a) be prepared in a financially responsible and conservative manner; (b) not, without Buyer’s prior written consent, contain any election that would, in Buyer’s reasonable opinion, have a material adverse effect on the financial condition or Tax position of Quik Drive Australia after the Closing; (c) compute any penalties and interest due with the return; and (d) be delivered to Buyer, together with all necessary supporting schedules, at least thirty days prior to the date on which such return is required to be filed, for Buyer’s approval (which shall not be unreasonably withheld, conditioned or delayed) prior to its filing (but such approval shall not relieve any Seller of responsibility for the Taxes assessed under such return).  Sellers shall be responsible for the execution of each such return and payment of all Taxes shown to be due or that may come to be due on each such return or otherwise relating to such period and shall file each such return in accordance with applicable law.  At the time of such filing of any such return, Sellers shall deliver to Buyer an executed copy thereof along with evidence reasonably satisfactory to Buyer of payments submitted therewith.

4.10                           Sales Tax.  Except as specifically provided in section 4.11, Sellers shall pay when due, to the appropriate governmental authority or authorities, all sales, use, personal property and excise Taxes and levies, if any, arising from the sale of any of the Assets hereunder.

4.11                           Prorations.  Real property Taxes, water, sewer, gas, electric, telephone and other utility charges, permit fees, inspection fees, insurance premiums (as to those policies, if any, that Buyer determines will be continued for Buyer’s benefit after the Closing Date), and other expenses normal to the operation and maintenance of the businesses of the Companies shall be prorated as of 12:01 a.m. on the Closing Date on the basis of a 365-day year.  If any of the aforesaid prorations cannot be calculated accurately at such time on the Closing Date, the same shall be calculated within thirty days after the Closing Date and either party owing the other a sum of money based on such subsequent proration shall promptly pay said sum to the other party.

4.12                           Expenses.  Each party shall pay all costs, expenses and fees of his or its own attorneys, accountants, auditors and other advisers and consultants incurred in negotiating the terms and conditions of this Agreement, making any investigation in connection herewith, preparing and executing this Agreement and any certificates, instruments and documents necessary in connection herewith and consummating the transactions contemplated hereby.

4.13                           Risk of Loss.  Risk of loss, damage or destruction of any of the Assets shall be borne by Sellers until the Closing and delivery of possession thereof to Buyer.

4.14                           Bulk Sales.  If Sellers elect to effect compliance with any applicable bulk sales law, Buyer shall cooperate with and assist Sellers therewith as Sellers may reasonably request.

4.15                           Casualty and Condemnation.  If, prior to the Closing, any of the Assets or any part of any Asset is destroyed or materially damaged, or if condemnation proceedings are commenced against any of the Assets, Buyer shall have the right, exercisable by notice to Sellers within fifteen days after receiving actual notice of such damage, destruction or condemnation proceedings, to terminate this Agreement, in which event neither Sellers nor Buyer shall have any further rights or obligations hereunder, except that the covenants and agreements in sections 4.5.4 and 4.12 shall survive such termination.  If Buyer does not so elect to terminate this Agreement, Buyer may elect to accept the Assets in their then condition and all proceeds of insurance or condemnation payable to Sellers, or any of them, by reason of such damage, destruction or condemnation shall be paid and assigned to Buyer.  In the event of any immaterial damage to any Assets that Sellers are unwilling to repair or replace, Buyer shall accept the Assets in their then condition and proceed with the purchase, in which event Buyer shall be entitled to a reasonable reduction of the Purchase Price to offset the cost of repairing or replacing the damaged Assets.

4.16                           Buyer’s Consent to New Contracts.  None of the Companies shall hereafter enter into any oral or written lease, amendment of lease, contract, agreement, commitment or understanding pertaining to any of the Assets, other than in the ordinary course of business as heretofore conducted, without obtaining Buyer’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

4.17                           Brokers and Finders.  Buyer represents and warrants to Sellers and Sellers represent and warrant to Buyer that it or they, respectively, have not had any contact or dealings regarding any of the Assets, or communications in connection with the subject matter of this Agreement, with or through any broker or finder.  If any such broker or finder perfects a claim for any commission or fee based on any such contact, dealings or communications, the party through whom or by whose authority such broker or finder makes such claim shall be responsible for such commission or fee and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending the same.

4.18                           No Solicitation.  Prior to the Closing Date, none of Sellers shall, or shall permit Quik Drive Australia to, contact or solicit, or discuss or negotiate with, any person other than Buyer regarding any of the transactions contemplated hereby, the possible sale to any person of the Assets or any substantial part thereof or any possible merger, consolidation, joint venture, strategic alliance or other business combination involving any Company or any of the Assets.

4.19                           Consultation.  From and after the Closing Date, Sellers shall cooperate with and assist Buyer, without additional consideration other than pursuant to the Consulting Agreement, in effecting an orderly transition of ownership and operation of the Assets and the businesses of the Companies as contemplated hereby.

4.20                           Noncompetition.  None of Sellers shall at any time within five years after the Closing Date directly or indirectly own an interest in, join, operate, control or participate in, or be connected as an officer, employee, agent, independent contractor, consultant, partner, member, manager, shareholder (except as holder of not more than two percent of the outstanding stock of any corporation, which stock is publicly traded) or principal with, any corporation, limited liability company, partnership, joint venture, proprietorship, association, firm or other entity or person engaged in any business that would be competitive with the business of any Company as conducted on or prior to the Closing Date in any state, province or other jurisdiction where any Company shall have conducted business as of the Closing Date or where any customer of any Company is located as of the Closing Date.

4.21                           Confidential Matter.

4.21.1                  Confidentiality Covenant.  Sellers acknowledge and agree that, from and after the Closing, Sellers shall regard and protect as trade secrets owned by Buyer or its affiliates all Confidential Matter, which is included in the Assets.  For this purpose,

“Confidential Matter” means and includes any and all of the following owned by Habermehl and relating to the business of any Company or owned by any Company immediately prior to the Closing:  financial and operating data and other proprietary and confidential information; marketing data; equipment; devices; patterns; electronically recordable data or concepts; computer programs, software and hardware; software and hardware enhancements, modifications and improvements; databases; mask works; inventions; designs; formulas; processes; compilations of information; books; papers; records; documents; files; specifications; names, addresses, names of agents and employees, buying habits, practices and needs (and any Company’s assessment thereof) of any Company’s existing and potential clients, customers, distributors, dealers and representatives; marketing data and methods, operating practices and related data and information; costs of materials; prices any Company obtains or has obtained or at which it sells, has sold or intends to sell its products or services; information relevant to pricing or bidding, including methods or procedures for preparing bids; manufacturing methods; tooling; product performance information; quality control procedures and information; manufacturing or field operating processes or procedures; manufacturing and sales costs; information regarding the financial condition of the Companies; compensation paid to any Company’s consultants and employees and other terms of engagement or employment; names, addresses, practices, methods and other information regarding any Company’s existing and potential joint venture partners, licensees, licensors, vendors and suppliers; and any of the foregoing that may have been or may be conceived, originated, discovered or developed on the basis of or using any Confidential Matter.  Nevertheless, “Confidential Matter” excludes any of the foregoing that is now in or hereafter enters the public domain without any breach of this Agreement, that an authorized executive officer of Buyer authorizes for public dissemination, or that is learned or obtained from sources having no duty of confidentiality to any Company or Buyer or any of their respective affiliates.  Sellers represent, warrant and agree that they will not at any time, directly or indirectly, use or permit others to use, or disclose or communicate to any Person, any Confidential Matter, without the prior written consent of an executive officer of Buyer in the particular case, except only for the exclusive benefit of Buyer; provided that Sellers shall not be responsible for any conduct that is unknown to them of any person that is unknown to them.

If any Seller or any of its representatives is requested or required (by law, oral question, interrogatories, requests for information, documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Matter, Sellers shall give Buyer prompt notice of such request or requirement so that Buyer may seek an appropriate protective order or other remedy and/or waive compliance with this section 4.21.1 with respect to such Confidential Matter, and Sellers shall cooperate with Buyer to obtain such protective order.  If such protective order or other remedy is not obtained or Buyer so waives compliance, Sellers shall furnish only that portion of the Confidential Matter which is legally required to be disclosed.

4.21.2                  Property.  Subject to section 4.27 and other records that Sellers are required by law to retain, Sellers agree that they will not make or retain any originals, copies or reproductions of or excerpts from any of the Confidential Matter for the use of any of them or the use of any person other than Buyer and its affiliates, and Sellers will deliver to Buyer at the Closing, and immediately on request thereafter, all tangible property that is or embodies any of the Confidential Matter, whether prepared or developed by or with the assistance of any Seller or otherwise coming into any Seller’s possession, control or knowledge.  Notwithstanding the foregoing, after the Closing Date, Buyer shall retain for a period consistent with Buyer’s record-retention policies and practices those records of Sellers delivered to Buyer.  Buyer also shall provide Sellers and their representatives reasonable access thereto, during normal business hours and on reasonable notice, to enable them to prepare financial statements or Tax returns or deal with Tax audits.

4.21.3                  Nondisclosure to Buyer.  Sellers further represent, warrant and agree that none of them has disclosed to Buyer or any of its affiliates or will disclose to Buyer or any of its affiliates any trade secrets or other proprietary or confidential information that may not lawfully be so disclosed by Sellers, by virtue of the ownership of the same by another person or otherwise.

4.21.4                  Exception to Noncompetition and Confidentiality Provisions.  Anything to the contrary herein notwithstanding, nothing in sections 4.20 or 4.21 shall prohibit Sellers from using commercially reasonable efforts to collect the Excluded Receivables, so long as such efforts do not materially and adversely affect the business of any Company as conducted by Buyer after the Closing.

4.22                           Injunctive Relief.  Sellers acknowledge and agree that the failure of any of them to perform any of their covenants in section 4.20 or 4.21 would cause irreparable injury to Buyer and its affiliates and cause damages to Buyer and its affiliates that would be difficult or impossible to ascertain or quantify.  Accordingly, without limiting any remedies that may be available with respect to any breach of this Agreement, Sellers consent to Buyer’s seeking the entry of an injunction to restrain any breach of section 4.20 or 4.21, without any necessity to post any bond or provide any security in connection therewith.

4.23                           Name Changes.  Except as otherwise expressly provided in the Consulting Agreement, promptly after the Closing Date (and in any event within ten days thereafter), Quik Drive USA and Quik Drive Canada shall change their names to names that do not include any of the words in any Company’s name or any variation or abbreviation thereof, which new names are not similar to any Company’s name.

4.24                           338(g) Election.  Buyer shall have the right, in Buyer’s exclusive and absolute discretion, to make an election under section 338(g) of the United States Internal Revenue Code of 1986, as amended (the “Tax Code”), and any one or more equivalent elections under the laws of any state or states, with respect to Quik Drive Australia, and Sellers understand and acknowledge that Buyer may make such election or elections.  If such election is made by Buyer under the Tax Code, Buyer shall be authorized to complete Forms 8023 and 8883, and Sellers shall sign such completed Form 8023, if requested by Buyer to do so.

4.25                           Canadian GST.  The parties shall use commercially reasonable efforts in good faith to minimize (or eliminate) any Taxes payable under the Excise Tax Act (Canada) in connection with the transactions contemplated hereby, by, among other things, making such elections and taking such steps as may be provided by or under that Act (including, without limitation, making a joint election in a timely manner under section 167 of that Act) as may reasonably be requested by Buyer in connection with the Closing.

4.26                           Canadian Accounts Receivable.  Sellers and Buyer agree to cause elections to be made in the prescribed forms under section 22 of the Income Tax Act (Canada) as to the sale of the Canadian accounts receivable and to designate in such elections an amount equal to the portion of the Purchase Price allocated to such Canadian accounts receivable pursuant to section 2.7.

4.27                           Records Retention.  For a period of six years from the Closing Date, or for such longer period as may be required by law, Sellers shall retain all original accounting books and records relating to the businesses of Quik Drive USA and Quik Drive Canada for the period prior to the Closing Date.  So long as such books and records are retained by Sellers pursuant to this Agreement, Buyer shall have the right to inspect and make copies (at its own expense) of such books and records, on reasonable request during normal business hours, on reasonable notice, and without undue interference with the business operations of those Companies.  Sellers shall have the right to have their representatives present during any such inspection.

4.28                           Notice of Developments.  Sellers may elect at any time to notify Buyer of any development causing a breach of any of Sellers’ representations and warranties in section 5.1.  Unless Buyer has the right to terminate this Agreement pursuant to section 3.3.1 by reason of the development and exercises that right within a period of thirty days, the notice pursuant to this section 4.28 will be deemed to have amended the applicable Schedule or Schedules (if it specifies the Schedule or Schedules so to be amended), to have qualified the applicable representations and warranties in section 5.1 and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

4.29                           Covenant of Parent Regarding Rule 144.  From and after the Closing Date, Parent shall timely file or cause to be filed on a timely basis all reports required to be filed under the Securities Exchange Act of 1934, as amended.

5.                                       Representations and Warranties.

5.1                                 Of Sellers.  Sellers, jointly and severally, hereby represent and warrant to and agree with Buyer, as follows:

5.1.1                        Organization.  Each Company is duly organized and validly existing as a corporation under the laws of its jurisdiction of organization and, except as set forth on Schedule 5.1.1 attached hereto, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where, by virtue of its business conducted therein, it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.  Copies of the articles of incorporation, bylaws and other charter documents of each Company have been delivered by Sellers to Buyer, and the same are true and complete copies thereof as in effect on the date hereof.  The minute books of each Company, true and complete copies of which have been delivered by Sellers to Buyer, contain substantially accurate records of all meetings of the board of directors of such Company, all committees of such board of directors, and such Company’s shareholders since inception and accurately reflect all material transactions to which such minutes refer.

5.1.2                        Capitalization.  The authorized, issued and outstanding capital stock of each Company, and the owner, of record and beneficially, of all outstanding shares of capital stock of each Company, are as set forth on Schedule 5.1.2 attached hereto.  All of such outstanding shares have been duly and validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

5.1.3                        Subsidiaries.  Except for the Australia Shares, all of which are owned of record and beneficially by Quik Drive USA, none of the Companies has any subsidiaries or owns of record or beneficially any capital stock or other equity securities issued by any other person.

5.1.4                        Options, Warrants, Convertible Securities, etc.   There are no outstanding options, rights, warrants, convertible securities, commitments or agreements calling for the issuance or the transfer, sale or disposition by any person of any shares of stock of or other ownership interest in any Company or of any securities convertible into or exchangeable for any thereof.

5.1.5                        Directors and Officers.  The directors and officers of each Company are as set forth on Schedule 5.1.5 attached hereto.  No other person is a director or officer of any Company.

5.1.6                        No Restriction on Transaction.  Except as set forth on Schedule 5.1.6, neither Habermehl nor any Company, and none of the properties, business or operations of any Company, is subject to any mortgage, pledge, lien, claim, charge, encumbrance, security interest or other restriction or defect in title (each, a “Lien”), or any charter provision, bylaw, indenture, lease, agreement, instrument, law, statute, code, ordinance, rule, regulation, order, judgment or decree, or any other restriction, that would interfere in any material respect with consummation of the transactions contemplated by this Agreement or would interfere in any material respect with the conduct by each Company of its business and operations hereafter or, to the knowledge of Sellers, the conduct of such business by Buyer from and after the Closing in substantially the same manner in which such business shall have been conducted by Sellers prior to the Closing.  This Agreement has been duly authorized, executed and delivered by each Seller and is the legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and except for limitations imposed by general principles of equity on the availability of equitable remedies.

5.1.7                        No Conflicts.  Except as set forth on Schedule 5.1.7, the execution and delivery by each Seller of this Agreement, the performance by each Seller of its or his respective obligations hereunder and its or his performance of, fulfillment of and compliance with all of the terms and conditions hereof, do not and will not conflict with, breach or result in a breach of the terms, conditions or provisions of, or constitute a default under, result in the creation of any Lien on the Habermehl Patent Rights or any of the Assets pursuant to, give any third party the right to accelerate any obligation under, violate or result in a violation of, or require any authorization, consent, approval, exemption or other action by or notice to any person or any court or administrative or governmental body or agency pursuant to, any agreement, indenture, mortgage, instrument, law, statute, code, ordinance, rule, regulation, order, judgment or decree to or by which Habermehl or any Company or any of the Assets is a party, is subject or is bound.

5.1.8                        Financial Statements.  Sellers have furnished to Buyer the consolidated financial statements of the Companies, consisting in each case of audited balance sheets as of December 31, 2001, 2002 and 2003, and the related audited consolidated statements of earnings and cash flows for the years then ended, accompanied in each case by the audit opinion of independent certified public accountants, and the unaudited April Balance Sheet, when and as approved by Buyer and Habermehl, and the related consolidated statements of earnings and cash flows for the four-month period then ended.  All such financial statements are complete and correct in all material respects and fairly present the financial position and results of operations of the Companies for the periods indicated, in conformity with GAAP consistently applied throughout such periods, except to the extent disclosed in such financial statements, including the notes thereto.  At the respective dates of such financial statements, there were no material liabilities of any Company (actual, contingent or accrued) which, in accordance with GAAP, should have been shown or reflected therein or in the notes thereto, and which are not shown or reflected therein.

5.1.9                        Changes in Condition.  Since April 30, 2004, there has not been (a) any change in the assets or liabilities or condition (financial or other) of any Company from that set forth in the April Balance Sheet, except changes in the ordinary course of business, none of which has been material and adverse, (b) any damage, destruction or loss materially and adversely affecting any Company or its business or the Assets, whether covered by insurance or not, (c) any substantial increase in the compensation paid or payable to any employee of any Company, including any direct or indirect form of payment made to or with respect to any such person, other than in the ordinary course of business, or (d) any material labor dispute involving any Company.

5.1.10                  Books of Account.  The books of account of the Companies are complete and correct in all material respects and have been made available to Buyer.

5.1.11                  Validity of Contracts.  Each Assigned Contract is a legal, valid, binding and subsisting agreement of each Company that is a party thereto and, to the knowledge of Sellers, each other party thereto, and to the knowledge of Sellers, enforceable against each other party thereto in accordance with its terms.  No Company, nor to the knowledge of the Sellers, any other party to any contractual arrangements with any Company (including such Company) is not in compliance with or is in default (without regard to any requirement of notice or grace period or both) in the observance or performance of any term, condition or provision of any such contractual arrangement relating to or affecting any Company or its business or the Assets in any manner so as presently or at any future time to have any material adverse effect on any Company or its business, operations or financial condition or any of the Assets.  Schedule 5.1.11 attached hereto accurately and completely lists and identifies all contracts to which any Company is a party or by which any Company is bound and which is not an Assigned Contract.  The contracts listed in Schedule 5.1.11 are not material to the Company, either individually or in the aggregate, except only as is otherwise disclosed in Schedule 5.1.11.

5.1.12                  Properties.

(a)                                  Each Company has all corporate power, capacity and authority to own and hold, and has good and marketable indefeasible title to, all of its assets, and Habermehl has all requisite power, capacity and authority to own and hold, and has good and marketable indefeasible title to, all of the Habermehl Patent Rights, which are all of the assets and properties necessary to operate the businesses of the Companies, subject to no Lien, excepting only the Assumed Liabilities, such as will be discharged or released on or prior to the

Closing Date, the Assigned Contracts and minor easements and exceptions, none of which will materially interfere with the use by Buyer of the Assets.

(b)                                 At the Closing, Buyer will acquire good and marketable indefeasible title to all of the Assets, subject to no Lien, except only the Assigned Contracts, the Assumed Liabilities, minor easements and exceptions, none of which will materially interfere with the use by Buyer of the Assets, and such as shall have then been approved by Buyer herein or hereunder.

(c)                                  No condemnation proceeding or eminent domain proceeding of any kind is pending or, to the knowledge of Sellers, contemplated or threatened, against any of the Assets.

(d)                                 No permits, licenses or certificates pertaining to the ownership or operation of any of the Assets, other than those which are transferable therewith and those to which section 3.1.5 refers, are required by any governmental agency or authority having jurisdiction over any of the Assets or any Company’s business or operations.

5.1.13                  Intellectual Property.

(a)                                  “Intellectual Property” means all letters patent, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, know-how, technologies, designs, protections, software programs, processes, ideas and algorithms, all registrations and applications for registration of any of the foregoing, and all rights and licenses relating thereto and all other tangible or intangible proprietary information and materials used or useful in the business of any Company as well as all registrations and pending applications for registration of any of the foregoing in any jurisdiction, and including each license, sublicense or other contract relating thereto and the Patent Rights, excluding, however, mass market “off-the-shelf” commercially available software programs.  Except for the Habermehl Patent Rights, the Companies own absolutely and exclusively all of the Intellectual Property used or useful in the businesses of the Companies, free and clear of any Lien.  Habermehl owns absolutely and exclusively all of the Habermehl Patent Rights, free and clear of any Lien.  None of the Intellectual Property is subject to or affected by any license or other agreement or arrangement affording any person (other than Habermehl or the Companies) any right, title or interest whatsoever, except as listed on Schedule 5.1.13 attached hereto.

(b)                                 Schedule 5.1.13 attached hereto sets forth a complete and correct list and description of all of the following Intellectual Property owned by Habermehl or any Company:  (1) letters patent and patent applications, (2) trademarks, service marks, trade names and fictitious business names, (3) copyrights, and (4) all registrations and published registration applications for any of the foregoing filed in any jurisdiction.  Each item set forth on Schedule 5.1.13 that is registered is registered in the name of Habermehl or one or more of the Companies as identified on Schedule 5.1.13, except for United States Patent Nos. 5,570,618; 5,884,541; and 6,439,085, for which assignments to Habermehl or one or more of the Companies have been executed but not yet recorded with the United States Patent and Trademark Office, the recordation of which shall be completed by Sellers as promptly as possible.

(c)                                  Habermehl and the Companies have sole and exclusive rights to all of the Intellectual Property, except as set forth in Schedule 5.1.13 or as identified in section 5.1.13(a) concerning “off-the-shelf” commercially available software programs.  No other person or entity has any claim of ownership, whether joint or individual, with respect to any of the Intellectual Property.  Each patent and each registration (other than any registration marked AB in Schedule 5.1.13) listed on Schedule 5.1.13, is valid, enforceable and subsisting.  To Habermehl’s and the Companies’ knowledge, no pending application for a patent or for registration of a trademark (other than any application marked AB on Schedule 5.1.13) has been rejected, suspended, made a subject of a currently outstanding office action or other currently outstanding challenge by the agency with which such application has been filed or by any third party, except as marked OA in Schedule 5.1.13.  To Habermehl’s and the Companies’ knowledge, no patent has been claimed or adjudicated to be invalid or unenforceable as a whole or in part, no trademark or service mark has been the subject of any claim of abandonment or otherwise challenged as invalid and no copyright has been invalidated or alleged to be in the public domain, except as claimed in correspondence with third parties that is described in Schedule 5.1.13, including (notwithstanding any provision herein to the contrary) the pending legal actions in Canada against Langtry, et al., and the threatened re-examination by Kinman Amlani Holland and Mr. Langrty or Langtry Industries Ltd., the prosecution and defense of which shall be assumed and conducted in good faith using commercially reasonable efforts exclusively by Buyer from and after the Closing and the cost of prosecution and defense of which incurred after the Closing shall be borne and paid one-half by Sellers and one-half by Buyer, provided that the amount of any settlement or judgment in such legal action against Buyer or any Company or Habermehl shall be paid in full when due by Sellers, and provided further that, if the settlement or judgment in such legal action results in payment of any amount to Buyer or any of the Companies or Habermehl, the full amount thereof shall be promptly remitted to Buyer and Buyer shall thereupon reimburse Sellers for the cost of defense thereof incurred after the Closing and paid by Sellers to the extent (and only to the extent) of one-half of the amount of such settlement or judgment.  Other than those which are marked AB on Schedule 5.1.13, no patent or registration is subject to any Tax, maintenance fee or renewal fee due prior to October 31, 2004, which has not been paid.  Except as marked NCU on Schedule 5.1.13, all trademarks, service marks and trade names set forth on Schedule 5.1.13 have been used continuously by one or more of the Companies since adoption by one or more of the Companies.

(d)                                 No trade secrets or confidential information of any Company is publicly known or has been disclosed or otherwise made available to any person, except pursuant to a written confidentiality agreement.  Habermehl and the Companies have taken reasonable and appropriate steps to protect and preserve the confidentiality of information of any Company that is used or useful in its business.  To Habermehl’s and the Companies’ knowledge, each item of Intellectual Property disclosed or identified, or to be disclosed, to Buyer as a trade secret of any Company qualifies as such under the Uniform Trade Secrets Act as enacted as part of the California Civil Code, which states as follows:  “Trade Secret” means information, including a formula, pattern, compilation, program, device, method, technique, or process, that (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (2) is a subject of efforts that are reasonable under the circumstances to maintain its secrecy”.  None of the Companies and Habermehl possesses or has used in the business of any Company any confidential information or trade secrets owned by any other person, except in strict compliance with the terms and conditions of a valid and enforceable agreement between one or more of the Companies and the owner or owners of such trade secret or confidential information.  Sellers have furnished to

Buyer a true and complete copy of each written agreement to which this paragraph (d) refers, and each such agreement is a legal, valid, binding and subsisting agreement of each party thereto, enforceable against such party in accordance with its terms.

(e)                                  Each Company owns or is licensed or otherwise possesses legally enforceable rights to use all Intellectual Property that is used or useful in its business.  No license, consent or other authorization is required from any third party with respect to any Intellectual Property used or useful in the business of any Company or, if so required, each such license or consent has been obtained or will be obtained prior to the Closing, is valid and enforceable in accordance with its terms, is in full force and effect, is not the subject of any notice of termination or nonrenewal, and is included in the Assets, and there is no default or alleged or threatened default with respect to any such license or consent.

(f)                                    The possession and use of the Intellectual Property used in the business of any Company does not conflict with, infringe, violate, interfere with or constitute a misappropriation of any right, title, interest or goodwill of any other person.  None of the Companies and Habermehl (1) possesses any information or is otherwise aware of any basis for any claim against any of them with respect to any infringement, misappropriation or other misuse of any intellectual property of any third party, or (2) has infringed, misappropriated or misused or is now infringing, misappropriating or misusing any intellectual property belonging to any other person.

5.1.14                  Tax Returns and Payments.  Each of the Companies and Habermehl has filed all Tax and information returns and reports required by law to be filed by it or him, including those with respect to receipts, income, sales, use, personal property, goods and services, franchise, capital, value added, ad valorem, excise, payroll, withholding, social security, unemployment, superannuation and health taxes and payments required under applicable workers’ compensation laws and regulations (“Taxes”).  All returns are proper, complete and accurate, and all Taxes shown to be due and all additional levies, assessments and charges on any of the Companies and Habermehl or on or measured by properties, assets, receipts, income, sales or payroll of any of them have been paid.  The reserves for current Taxes accrued on the books of each Company are reasonable and substantially adequate in amount.  Since December 31, 1999, none of the Companies and Habermehl has received any notice of assessment or proposed assessment of any United States, Canada, Australia, state, municipal, provincial or other Tax on or measured by income, receipts or sales, and, to their knowledge, there is no basis for any additional assessment of any such Tax.  Quik Drive Canada is not engaged, and has never engaged, in a United States trade or business under Tax Code section 882, and does not have, and has never had, any United States source income under Tax Code section 881.

5.1.15                  Litigation.  Except as described on Schedule 5.1.15 attached hereto, which is complete and correct, none of Habermehl and the Companies is a party to any pending, or has received any written notice of any threatened, or has any knowledge of any basis for any, action, suit, proceeding or investigation, at law or in equity or otherwise, in, before or by any court or arbitrator or any governmental board, commission, agency, department or officer, in which an adverse determination could have a Material Adverse Effect.

5.1.16                  Employment Matters.  Each Company has complied and is complying with all applicable laws, orders, rules and regulations relating to labor, employment and employment practices.  No present or former employee or consultant of any Company has asserted any material claim directly or indirectly against any Company or its business or any Assets on account of or for (a) overtime pay, other than overtime pay for work done in the current payroll period, (b) wages or salary for any period other than the current payroll period, (c) any material amount of vacation time off or pay in lieu of vacation time off, other than vacation time off (or pay in lieu thereof) earned in or in respect of the current fiscal year, or (d) any violation of any law, order, rule or regulation relating to minimum wages, maximum hours of work, pay equity or occupational health and safety.  No person or party (including, but not limited to, any governmental agency or authority of any kind) has asserted any claim, or to Seller’s knowledge has any basis for any action or proceeding, against any Company or Habermehl under or arising out of any law, order, rule or regulation relating to discrimination in employment or employment practices.  There are no outstanding assessments, penalties, fines, liens, charges, surcharges or other amounts due or owing by Quik Drive Canada pursuant to any workplace safety and insurance legislation with respect to its business, and Quik Drive Canada has not been reassessed in any material respect under such legislation during the past three years and, to the knowledge of Sellers, no audit of the business of Quik Drive Canada is currently being performed pursuant to any applicable workplace safety and insurance legislation.  To Sellers’ knowledge, there are no claims or potential claims that may materially and adversely affect Quik Drive Canada’s accident cost experience with respect to its business.

5.1.17                  Contracts for Personal Services.  Except as set forth in Schedule 5.1.17 attached hereto, no Company is a party or subject to any contract, agreement or commitment, written or oral, for or relating to personal services rendered or to be rendered to any Company, and the Assets do not include, and after the Closing will not be affected by, any such contract, agreement or commitment.

5.1.18                  Employee Benefit Arrangements.  Except as is described on Schedule 5.1.18 attached hereto, no Company is a party to or bound by any contract, agreement or commitment by the terms of which any person is or may become entitled (for any reason or in any capacity) to any share in the proceeds, earnings or profits of any Company or its business or of any department, division or other unit of any Company or its business, nor does any Company have any pension or retirement income plan, contract, agreement or commitment in force for the benefit of any of its employees or consultants, the obligations under which will not at the Closing have been fully discharged.  In addition, no person or party has asserted any written claim under which any Company has any liability under any health, sickness, disability, medical, surgical, hospital or similar benefit plan or arrangement (whether legally binding or not) maintained by any Company, or to or by which any Company or its business or any of the Assets is a party or is subject or is bound, or under any workers’ compensation or similar law, which is not fully covered by insurance.  All such plans and arrangements are listed and described on Schedule 5.1.18.

5.1.19                  Collective Bargaining Agreements.  No Company is a party to or bound by any collective bargaining agreement or other labor agreement with any bargaining agent (exclusive or otherwise) of any of its employees, except only for such collective bargaining agreements as shall have been terminated and fully performed and discharged by the Companies at or prior to the Closing.

5.1.20                  Other Interested Parties.  Neither Habermehl nor any Company has adopted or become a party to any plan, contract, agreement or commitment for the sale, distribution or issuance of any interest in any Company or its business or any of the Assets to any person (other than as provided herein).

5.1.21                  Contracts for Purchase or Sale.  No Company is a party to or bound by any contract, agreement or commitment with any person or party for the purchase of any properties or assets which requires that payment for such properties or assets shall be made whether or not delivery is ever made thereof, and no Company is a party to or bound by any other contract, agreement or commitment for the purchase or for the sale of any properties or assets of any nature, except only such as have been made in the ordinary course of business.

5.1.22                  Insurance.  All of the tangible Assets are insured to their full replacement value.  Schedule 5.1.22 attached hereto contains a true and complete list and description of all insurance policies of which any Company is an owner or beneficiary.

5.1.23                  Condition of Assets.  All of the tangible Assets are in good operating condition and repair, normal wear and tear expected, and in compliance in all material respects with all applicable laws and regulations.  All of the Assets described in clause (g) of section 1.1.3 will have arisen or accrued, at the Closing Date, in the ordinary course of business, will at the Closing Date represent legal, valid and binding obligations due to one or more of the Companies, and will at the Closing Date be collectible in the ordinary course of business in the full recorded amounts thereof (except only for any thereof for which reserves are established on the Closing Date Balance Sheet).  The Inventory is in good and merchantable condition, reasonably in balance and currently of a usable and saleable quality, except for obsolete items and items of below standard quality, all of which will be written down to net realizable value in the Closing Date Balance Sheet.

5.1.24                  Utilities.  To the knowledge of Sellers, all water, sewer, gas, electric, telephone and drainage facilities and all other utilities required by law or by the normal use and operation of the Assets are installed to the property lines of the premises on which such Assets are located, are connected pursuant to valid permits and are adequate to service such premises and the Assets and to permit compliance in all material respects with all requirements of law and normal usage of the Assets by licensees and invitees of any Company.

5.1.25                  Licenses.  To the knowledge of Sellers, each Company has obtained, and the Assets include, all licenses, permits, easements and rights of way, but excluding those to which section 3.1.5 refers, required from all governmental authorities having jurisdiction over any Company or any of the Assets or from private parties, for the normal use and operation of the Assets and the Companies’ businesses and to insure vehicular and pedestrian ingress to and egress from the premises where the Assets are located.

5.1.26                  Additions.  Except as set forth on Schedule 5.1.26 attached hereto, no Company is a party to any contract, agreement or commitment for any additions, repairs or improvements to any Assets for which payment has not been made in full.

5.1.27                  Compliance with Laws.  Habermehl (with respect to the Habermehl Patent Rights) and the Companies have complied in all material respects with, and none of the them is in violation of or default in any material respect under, any laws, rules, regulations, orders or decrees applicable to any of them or any of the Assets.  To Habermehl’s and the Companies’ knowledge, the conveyance of the Assets to Buyer will include all rights necessary to ensure compliance with all governmental statutes, laws, rules and regulations.

5.1.28                  Environmental Matters.

(a)                                  Each Company has materially complied and is presently in material compliance with all United States, Canada, Australia, state, provincial, local and other laws, ordinances, codes, rules, regulations, permits, orders, judgments, awards, decrees, consent judgments, consent orders and requirements applicable to any Company relating to the public health, safety or protection of the environment (collectively, “Environmental Laws”).  No party has asserted that any Company has violated, or is in violation of, any Environmental Laws.  Specifically and without limiting the generality of the foregoing:

(1)                                  Except as permitted under applicable Environmental Laws, including, without limitation, the United States Resource Conservation Recovery Act, 42 US §6901 et seq. (“RCRA”), no Company has accepted, processed, handled, transferred, generated, treated, stored or disposed of any Hazardous Material (as defined in section 5.1.28(a)(6) below), and no Company has accepted, processed, handled, transferred, generated, treated, stored or disposed of asbestos, medical waste, radioactive waste or municipal waste, except in material compliance with Environmental Laws.

(2)                                  During the Companies’ ownership or leasing of the Assets and the Office, and, to the knowledge of the Companies and Habermehl, prior to the Companies’ ownership or leasing of such Assets and the Office, no Hazardous Material, other than that allowed under Environmental Laws, including, without limitation, RCRA, has been disposed of, or otherwise released, on any Assets or the Office.

(3)                                  During the Companies’ ownership or leasing of the Assets and the Office and, to the knowledge of the Companies and Habermehl, prior to the Companies’ ownership or leasing of such Assets or the Office, neither any Assets nor the Office has ever been subject to or received any written notice of any private, administrative or judicial action, or written notice of any intended private, administrative or judicial action relating to the presence or alleged presence of Hazardous Material in, under, on or emanating from any of the Assets or the Office.  There are no pending and, to the Companies’ and Habermehl’s knowledge, no threatened actions or proceedings from any governmental agency or any other entity involving remediation of any condition of the Assets or the Office, including, without limitation, petroleum contamination, pursuant to Environmental Laws.

(4)                                  Except as allowed under Environmental Laws, no Company has knowingly sent, transported or arranged for the transportation or disposal of any Hazardous Material to any site, location or facility.

(5)                                  Schedule 5.1.28(a) attached hereto lists and describes: (i) all permit or license applications, engineering or geologic studies, and environmental impact reports, tests or assessments (collectively, “Permits and Reports”) that relate to or affect any of the Assets or the Office and (A) relate to the discharge or release by any Company of materials into the environment or the handling or transportation by any Company of waste materials or hazardous or toxic substances or otherwise relate to the protection of the public health or the environment, or (B) were filed with or submitted to appropriate governmental agencies during the past twenty-four months by any Company or Habermehl or any of their agents relating to Environmental Laws with respect to the business of any Company; and (ii) all material written notifications from such governmental agencies to any Company, Habermehl or any of their agents in response to or relating to any of such Permits and Reports.

(6)                                  As used in this Agreement, “Hazardous Material” means the substances (i) defined as “Hazardous Waste” in 40 CFR 261, and substances defined in any comparable statute or regulation of Canada, Australia or any state or province; (ii) any substance the presence of which requires remediation pursuant to any Environmental Laws; and (iii) any substance required to be disposed of in a manner expressly prescribed by Environmental Laws.

(b)                                 Except as set forth on Schedule 5.1.28(b) attached hereto, no underground storage tanks containing petroleum products or Hazardous Materials currently, or to any Seller’s or Quik Drive Australia’s knowledge, have been, located on any of the Assets or the Office.  As to each such underground storage tank (“UST”) identified on Schedule 5.1.28(b), Schedule 5.1.28(b) states (1) the location of the UST, information and material, including any available drawings and photographs, showing the location, and whether any Company currently owns or leases the property on which the UST is located, and (2) the date of installation and specific use or uses of the UST.  Sellers have provided to Buyer copies of tank and piping tightness tests and cathodic protection tests and similar studies or reports for each UST, a copy of each notice to or from a governmental body or agency relating to the UST, other material records with regard to the UST, including, without limitation, repair records, financial assurance compliance records and records of ownership in Seller’s custody, possession or control.  Except to the extent set forth on Schedule 5.1.28(b), each Company has complied with Environmental Laws regarding the installation, use, testing, monitoring, operation and closure of each UST described on Schedule 5.1.28(b).

(c)                                  With regard to Quik Drive Australia:

(1)                                  The operation of the business of Quik Drive Australia does not harm the environment in a manner not permitted by any law relating to the environment;

(2)                                  All authorizations and approvals required under any such law relating to the business of Quik Drive Australia are in full force and may be immediately relied on and utilized by Buyer after Closing and the authorizations and approvals are not subject to a right of appeal by any person except Quik Drive Australia;

(3)                                  There has been no requisition by a governmental agency that any solid, liquid, gas, odor, heat, sound vibration, radiation or substance of any kind which is or may be harmful to the environment or the health or safety of any person or thing or cause damage to any property, must be removed from any of the premises at which the business of Quik Drive Australia is conducted;

(4)                                  There is no obligation (whether actual or contingent) to pay money or carry out work in relation to the business of Quik Drive Australia or to comply with any law relating to the environment.

(5)                                  The operation of the business of Quik Drive Australia does not result in or cause any public or private nuisance.

5.1.29                  Payables.  Schedule 5.1.29 attached hereto contains a complete and accurate list of all accounts and debts payable of Quik Drive USA and Quik Drive Canada (or either of them) as of the date hereof (but excluding any account or note payable or other debt or liability owed to any Company or to Habermehl) (the “Pre-Closing Payables”) and the respective amounts thereof, including, without limitation, late charges, penalties and interest thereon, to the extent known to Sellers.  Other than as set forth on Schedule 5.1.29, as it may be amended pursuant to section 3.1.2, neither Quik Drive USA nor Quik Drive Canada has any accounts payable or debts in any amount, regardless of whether past due, now due or becoming due in the future, that are known to Sellers (other than any account or note payable or other debt or liability owed to any Company (excepting only the Australia Intercompany Payable) or to Habermehl, which Sellers shall cause to be fully discharged prior to the Closing).  From and after the Closing, Quik Drive Australia will not have any debt, liability or obligation to any Seller, except for (a) the Australia Intercompany Payable and (b) any obligation that may arise after the Closing to Quik Drive USA pursuant to Quik Drive USA’s existing guaranty of the lessee’s obligations under that certain Lease dated August 25, 2003, between Quik Drive Australia and Nick and Tina Andriopoulos.  All of the Payables were incurred in the ordinary course of the businesses of those Companies pursuant to arm’s length transactions.

5.1.30                  Canadian Privacy.  Quik Drive Canada has conducted and is conducting its business in compliance with all applicable laws governing privacy and the protection of personal information, including, without limitation, the Canadian federal Personal Information Protection and Electronic Documents Act (“PIPEDA”) and similar provincial legislation, other than acts of non-compliance that individually or in the aggregate are not material.  There is no requirement to obtain any consent, approval or waiver of any person under applicable laws governing privacy and the protection of personal information, including PIPEDA and similar provincial legislation, in connection with the due diligence investigation, negotiation, preparation, execution and performance of this Agreement and the transactions contemplated by it, except for the consents, approvals and waivers obtained prior to the date of this Agreement or disclosed in Schedule 5.1.30 attached hereto.

5.1.31                  Australian Privacy.  Quik Drive Australia has conducted and is conducting its business in compliance with all applicable Australian laws governing privacy and the protection of personal information, including, without limitation, the Privacy Act (Cth) 1988, other than acts of non-compliance that individually or in the aggregate are not material.  Without limiting the foregoing, in respect of any personal information disclosed to Buyer or any of its employees, related entities or advisers, the disclosure is permitted under the Privacy Act 1988.  Italicized words and phrases in this section 5.1.31 have the meanings that those terms have in the Privacy Act 1988.

5.2                                 Investment Representations of Quik Drive USA.  Quik Drive USA hereby represents and warrants to and agrees with Buyer, for Buyer’s benefit and the benefit of Parent, as follows:

5.2.1                        Review of Documents.  Quik Drive USA is entering into this Agreement and the transactions contemplated hereby solely in reliance on its own investigation and its own review of publicly available information concerning Parent, including, without limitation, reports and information filed by Parent with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov, as well as information on Parent’s website at www.simpsonmfg.com.  As the sole shareholder, director and principal executive officer of Quik Drive USA, Habermehl has met with officers of Parent subsequent to receipt of such information to discuss with such officers his questions concerning Parent and the terms and conditions of Quik Drive USA’s acquisition of the Parent Shares.  On behalf of Quik Drive USA, Habermehl has carefully reviewed all such information, and is familiar with the management, business, operations and properties of Parent by virtue of such review.

5.2.2                        Acquisition of Parent Shares for Own Account.  Quik Drive USA is acquiring the Parent Shares with its own property, for its own account, and not as a nominee or agent.  No one else has any interest, beneficial or otherwise, in any Parent Shares.  Quik Drive USA is not obligated to transfer any Parent Shares to anyone else and has no agreements or understandings to do so.  Quik Drive USA is acquiring the Parent Shares for investment for an indefinite period and not with a view to the sale or distribution of any Parent Shares, by public or private sale or other disposition, and has no current intention of selling, granting any participation in or otherwise distributing or disposing of any Parent Shares.  Quik Drive USA does not currently intend to subdivide its acquisition of Parent Shares with anyone.

5.2.3                        Restricted Nature of Parent Shares.  Quik Drive USA is able to bear the economic risk of its investment in the Parent Shares and is aware that it must be prepared to hold the Parent Shares for an indefinite period and that the Parent Shares have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or registered or qualified under the securities law of any state or other jurisdiction, on the ground, among others, that no distribution or public offering of Parent’s common stock is to be effected hereunder and the Parent Shares are being issued by Parent without any public offering within the meaning of Securities Act section 4(2) or any state or other securities law.  Quik Drive USA understands that Buyer and Parent are relying in part on Quik Drive USA’s representations herein for purposes of claiming the exemption from registration under the Securities Act provided by section 4(2) thereof and other securities laws, and that the basis for such exemptions may not be present if, notwithstanding Quik Drive USA’s representations, Quik Drive USA has in mind merely acquiring Parent Shares for resale on the occurrence or non-occurrence of some predetermined event.  Quik Drive USA currently has no such intention.

5.2.4                        Sophistication.  As the principal executive officer acting on behalf of Quik Drive USA, Habermehl (either alone or with Quik Drive USA’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by Parent or any affiliate or selling agent of Parent, directly or indirectly) has such knowledge and experience in financial and business matters that Habermehl is capable of evaluating the merits and risks of the investment by Quik Drive USA contemplated by this Agreement and has the capacity to protect Quik Drive USA’s interests.  Habermehl and Quik Drive USA are both “accredited investors”, as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

5.2.5                        Agreement to Refrain from Resales.  Quik Drive USA agrees that it shall not encumber, pledge, hypothecate, assign, sell, transfer or otherwise dispose of, or receive any consideration for, any Parent Shares or any interest in any Parent Shares, unless and until prior to any proposed encumbrance, pledge, hypothecation, assignment, sale, transfer or other disposition, either (a) a registration statement on Form S-1 or Form S-3 (or any other form appropriate for the purpose or replacing such form) under the Securities Act with respect to the Parent Shares proposed to be transferred or otherwise disposed of shall be then effective or (b)(1) Quik Drive USA shall have furnished Parent with a detailed statement of the circumstances surrounding the proposed disposition, (2) Quik Drive USA shall have furnished Parent with an opinion of counsel (obtained at Quik Drive USA’s expense) in form and substance reasonably satisfactory to Parent to the effect that such disposition will not require registration or qualification of such Parent Shares under the Securities Act or any other securities law and (3) counsel for Parent shall have concurred in such opinion of counsel, and Parent shall have advised Quik Drive USA of such concurrence.

5.2.6                        Certificates to Be Legended.  Quik Drive USA understands and agrees that each certificate representing Parent Shares will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the form set forth below, which legend restricts the disposition of Parent Shares otherwise than in accordance with this Agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION’S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

Quik Drive USA also understands and agrees that each certificate representing Parent Shares may also contain any legend required by any state securities law administrator, which may further restrict transfers of the Parent Shares.

5.2.7                        Parent Shares Will Be “Restricted Securities”.  The Parent Shares will be “restricted securities” as that term is defined in Rule 144 under the Securities Act, and the Parent Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Parent is not under any obligation to register Parent Shares under the Securities Act or to comply with the Regulation A or any other exemption, and Rule 144 will be not available for sales of Parent Shares for at least one year from the Closing Date.

5.2.8                        Parent May Refuse to Transfer.  If, in the opinion of counsel for Parent, Quik Drive USA has acted, or at any time hereafter acts, in any manner not consistent with the representations and agreements of Quik Drive USA in this section 5.2, Parent may refuse to transfer the Parent Shares until such time as counsel for Parent is of the opinion that such transfer will not require registration or qualification of the Parent Shares under the Securities Act or any other securities law.

5.3                                 Of Parent and Buyer.  Buyer and Parent, as applicable, hereby represent and warrant to and agree with Sellers, as follows:

5.3.1                        Organization.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California.  Each of Parent and Buyer has full corporate power and authority to carry on its business as now conducted and to own its assets.

5.3.2                        No Restrictions on Transaction.  Nether Parent nor Buyer is subject to any charter provision, bylaw, Lien, indenture, lease, agreement, instrument, law, statute, code, ordinance, rule, regulation, order, judgment or decree, or any other restriction, that would interfere with consummation of the transactions contemplated by this Agreement.  This Agreement has been duly authorized, executed and delivered by Buyer and Parent.  The approval of the stockholders of Parent is not required for Buyer or Parent to enter into this Agreement.  This Agreement is the legal, valid and binding agreement of Buyer and Parent, enforceable against Buyer and Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar law relating to or affecting the rights of creditors generally and except for limitations imposed by general principles of equity on the availability of equitable remedies.

5.3.3                        No Conflicts.  The execution and delivery by Buyer and Parent of this Agreement, the performance by Buyer and Parent of their respective obligations hereunder and their respective performance of, fulfillment of and compliance with all of the terms and conditions hereof, do not and will not conflict with, breach or result in a breach of the terms, conditions or provisions of, or constitute a default under, result in the creation of any Lien on any of its properties pursuant to, give any third party the right to accelerate any obligation under, violate or result in a violation of, or require any authorization, consent, approval, exemption or other action by or notice to any person or any court or administrative or governmental body or agency pursuant to, any agreement, indenture, mortgage, instrument, law, statute, code, ordinance, rule, regulation, order, judgment or decree to or by which Buyer or Parent is a party, is subject or is bound.

5.3.4                        Litigation.  Neither Parent nor Buyer is a party to any pending, or has received any written notice of any threatened, or has any knowledge of any basis for any, action, suit, proceeding or investigation, at law or in equity or otherwise, in, before or by any court or arbitrator or any governmental board, commission, agency, department or officer, in which an adverse determination could have a material adverse effect on the execution, delivery or performance by Buyer or Parent of this Agreement.

5.3.5                        Parent Shares.  On delivery of the Parent Shares to Quik Drive USA pursuant to section 2.2.3, the Parent Shares will be registered in the name of Quik Drive USA and will be duly authorized, validly issued, fully paid and nonassessable.

5.3.6                        Commission Filings. Buyer has made available to Sellers true, correct and complete copies of Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Parent 10-K”), Parent’s Quarterly Reports on Form 10-Q for the quarters ended March 13, 2004, and June 30, 2004 (the “Parent 10-Qs”) and the Proxy Statement dated March 5, 2004 (collectively with the Parent 10-K and the Parent 10-Qs, the “Parent

Exchange Act Filings”).  Parent has timely filed in the preceding twelve months all reports required to be filed by it pursuant to the applicable provisions of sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

5.4                                 Survival.  All representations, warranties and agreements in this Agreement shall survive any investigation made by or on behalf of any party and shall survive the consummation of the transactions contemplated by this Agreement for the applicable periods specified in section 4.3.4; provided that the representations, warranties and agreements in sections 4.6, 4.20 (subject to the time limitations specifically set forth therein), 4.21, 4.22, 4.23, 4.27 (subject to the time limitations specifically set forth therein), 5.1.1, 5.1.2, 5.1.4, 5.1.5, 5.1.12(b), 5.1.14, 5.1.16, 5.1.17, 5.1.18 and 5.1.19 shall so survive indefinitely and without limit.

6.                                       Attorneys’ Fees.  If any party hereto shall fail to perform any of its or his obligations under this Agreement or if a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or parties or the party or parties not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party or parties in enforcing or establishing their or its or his rights hereunder, including, without limitation, court costs and the fees and expenses of attorneys and expert witnesses.

7.                                       Time.  Time is of the essence of this Agreement.

8.                                       Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between or among the parties, written or oral (including, without limitation, the letter dated July     , 2004, which is hereby cancelled), regarding the subject matter hereof; provided that the Confidentiality Agreement dated March 1, 2004, between Quik Drive USA and Buyer shall continue in effect until the Closing, when it shall expire and terminate.

9.                                       Modification and Waiver.  This Agreement may be amended or modified at any time only by a written instrument executed by Sellers and Buyer, and any of the terms, covenants, representations, warranties or conditions hereof may be waived by a written instrument executed by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.  No waiver by any party of the breach of any term, agreement, covenant, representation or warranty in this Agreement as a condition to such party’s obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such condition or of any breach of any other term, agreement, covenant, representation or warranty.

10.                                 Notices.  All notices, requests, waivers, approvals, consents, demands and other communications hereunder shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited with the United States Postal Service as first class mail, with all charges or postage prepaid, properly addressed, as follows:

If to any of Sellers, at —

436 Calvert Drive
Gallatin, TN 37066
Facsimile No. 615-451-9806

Attention: G. Lyle Habermehl

With a copy to:

Bass Berry & Sims PLC
315 Deaderick Street, Suite 2700
Nashville, TN 37238
Facsimile No. 615-742-2763

Attention: Jennifer H. Noonan, Esq.

If to Buyer or Parent, at —

4120 Dublin Boulevard, Suite 400
Dublin, CA 94568
Facsimile No. 925-833-1496

Attention: Mr. Michael J. Herbert

With a copy to:

Shartsis, Friese & Ginsburg LLP
One Maritime Plaza, 18th Floor
San Francisco, California 94111
Facsimile No. 415-421-2922

Attention: Douglas L. Hammer, Esq.

11.                                 Counterparts.  This Agreement may be executed in any number of counterparts, or by different parties in different counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.                                 Successors and Assigns.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, except as provided in section 2.3, no party shall assign this Agreement or any rights hereunder or delegate any duties hereunder, without the prior consent of each other party hereto, and any attempted or purported assignment or delegation without such consent shall be void.

13.                                 Schedules and Exhibits.  All schedules and exhibits attached hereto (including the April Balance Sheet, when and as approved by Buyer and Habermehl) and the documents and instruments delivered at the Closing are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein or in any of such documents and instruments (whether or not such references include a specific reference to such documents and instruments) shall be deemed to refer to and include all such documents and instruments.  Any breach of or default under any provision of any of such documents and instruments, shall, for all purposes, constitute a breach or default under this Agreement.

14.                                 Construction.  Whenever the context requires, the use in this Agreement of the singular number shall be deemed to include the plural and vice versa, each gender shall be deemed to include each other gender, and “person” shall be deemed to include, in addition to natural person, corporation, partnership, limited liability company, trust, association, firm or other entity or organization.  Except as otherwise specified, references herein to sections refer to sections of this Agreement.  References herein to “any Company” or “any Seller” respectively include, as the context requires, any one or more of the Companies or Sellers.

15.                                 No Third Party Beneficiaries.  Except as otherwise provided herein, this Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any person who is not a party hereto.

16.                                 Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

17.                                 Headings.  The headings herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction or interpretation of any provision hereof.

18.                                 Schedules.  Disclosure of any matter in the Schedules shall not constitute an expression of a view that such matter is material or is required to be disclosed pursuant to this Agreement.  To the extent that any representation or warranty set forth in this Agreement is qualified by the materiality of the matter(s) to which the representation or warranty relates, the inclusion of any matter in the Schedules does not constitute a determination by Sellers that any such matter is material.  The disclosure of any information concerning a matter in the Schedules does not imply that any other, undisclosed matter that has a greater significance or value is material.

19.                                 Publicity.  Except as otherwise required by law or applicable stock exchange rules (a) Sellers shall not, without Parent’s prior consent, suffer or permit any person to issue any public notice, press release or other publicity concerning this Agreement or any transaction contemplated hereby, and (b) Parent or Buyer may issue any public notice, press release or other publicity concerning this transactions only after providing the content thereof to Habermehl and affording Habermehl the opportunity for at least one day to comment thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, this Asset Purchase Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

SIMPSON STRONG-TIE COMPANY, INC.

G. Lyle Habermehl	BY:
Michael J. Herbert
Chief Financial Officer

QUIK DRIVE, U.S.A, INC.	SIMPSON MANUFACTURING CO., INC.

BY:	BY:
G. Lyle Habermehl		Michael J. Herbert
President		Chief Financial Officer

QUIK DRIVE CANADA, INC.

BY:
G. Lyle Habermehl
President

EXHIBITS AND SCHEDULES ATTACHED:

Exhibit A	Form of Lease of Office
Exhibit B	Form of Bill of Sale and Assignment
Exhibit C	Form of Assumption Agreement
Exhibit D-1	Form of Assignment of Patent Rights (Issued Patents)
Exhibit D-2	Form of Assignment of Patent Rights (Patent Applications)
Exhibit E	Form of Assignment of Trademarks
Exhibit F	Form of Consulting Agreement
Exhibit G	Form of Transferor’s Certificate of Non-Foreign Status
Exhibit H	Form of Share Sale Agreement
Exhibit I	Form of Opinion of Counsel for Sellers
Exhibit J	Form of Opinion of Counsel for Buyer

Schedule 1.1.3(a)	Assigned Contracts
Schedule 1.1.5	Scheduled Assets
Schedule 2.1(a)	April Balance Sheet
Schedule 3.1.16	Changes in Law
Schedule 5.1.2	Capitalization of Each Company
Schedule 5.1.5	Directors and Officers of Each Company
Schedule 5.1.7	Conflicts
Schedule 5.1.11	Non-Assigned Contracts
Schedule 5.1.13	Intellectual Property
Schedule 5.1.15	Litigation
Schedule 5.1.17	Personal Services Contracts
Schedule 5.1.18	Employee Benefit Plans
Schedule 5.1.22	Insurance Policies
Schedule 5.1.26	Additions
Schedule 5.1.28(a)	Permits and Reports
Schedule 5.1.28(b)	Underground Storage Tanks
Schedule 5.1.29	Payables of Quik Drive USA and Quik Drive Canada
Schedule 5.1.30	Privacy Waivers

EXHIBIT A

LEASE

G. LYLE HABERMEHL (LANDLORD)

and

SIMPSON STRONG-TIE COMPANY INC., a California corporation (TENANT)

436 Calvert Drive, Gallatin, Tennessee

LEASE

BASIC LEASE INFORMATION

In the event of any conflict between the Basic Lease Information and any other Lease provision, such other Lease provision shall control.

DATE OF LEASE:	[Closing Date], 2004

PREMISES, BUILDING AND PROPERTY:	436 Calvert Drive Gallatin, Tennessee The Building consists of 47,775 square feet of rentable area

LANDLORD AND ADDRESS:	G. Lyle Habermehl

With a copy to: Bass Berry & Sims PLC 315 Deaderick Street, Suite 2700 Nashville, TN 37238 Facsimile No. 615-742-2763 Attention: J. Page Davidson, Esq.

TENANT AND ADDRESS FOR NOTICES:

Simpson Strong-Tie Company Inc.
4120 Dublin Boulevard, Suite 400
Dublin, CA 94568
Facsimile No. 925-833-1496

Attention:  Mr. Michael J. Herbert

With a copy to:

Shartsis, Friese & Ginsburg LLP
One Maritime Plaza, 18th Floor
San Francisco, California 94111
Facsimile No. 415-421-2922

Attention:  Alan Robin, Esq.

TERM:	Sixty (60) months

RENEWAL OPTION:	One option of five (5) years

COMMENCEMENT DATE:	The delivery of the Premises to Tenant which is estimated to be the Date of Lease

EXPIRATION DATE:	The Expiration Date shall be on the last day of the sixtieth (60th) calendar month following the Commencement Date.

INITIAL BASE RENT	Months	Monthly Base Rent

	1-60	$17,300.00

	The Base Rent for the first month of the Term in the amount of $17,300.00 shall be paid upon execution of this Lease by Tenant and Landlord.

TENANT’S PERCENTAGE SHARE:	100%

USE:	Any lawful use including office, administration, manufacturing, research and development.

	Tenant shall be responsible for obtaining all necessary approvals and permits for the Use.

LEASE

THIS LEASE, which is effective as of the date set forth in the Basic Lease Information, is entered by Landlord and Tenant, as set forth in the Basic Lease Information. Terms, which are capitalized in this Lease, shall have the meanings set forth in the Basic Lease Information.

1.                                       PREMISES AND PARKING

(a)                                  Premises. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises described in the Basic Lease Information and more particularly shown in Exhibit A attached hereto. Reference herein to the “Building”, “Premises” or “Property” includes all leasable space located therein.

(b)                                 Parking. Tenant shall have the exclusive right to use the paved parking area identified on Exhibit A. There shall be no charge for any portion of the parking facilities.

2.                                       TERM

(a)                                  Lease Term. The term of this Lease (the “Term”) shall commence on the date of delivery of the Premises to Tenant and, unless terminated or extended in accordance with the terms of this Lease, shall end on the Expiration Date.

(b)                                 Condition of Premises. Except as set forth herein, the Premises shall be delivered to Tenant in its then “as-is” condition.

(c)                                  Commencement Date Memorandum. If the Commencement Date is not the Date of Lease, when the Commencement Date is determined, the parties shall execute a Commencement Date Memorandum, in the form attached hereto as Exhibit A, setting forth the Commencement Dates and the Expiration Date and confirming the other information set forth therein.

3.                                       RENT

(a)                                  Rent. As used in this Lease, the term “Rent” shall include: (i) Base Rent; (ii) Operating Expenses and Taxes; and (iii) all other amounts which Tenant is obligated to pay under the terms of this Lease. All amounts of money payable by Tenant to Landlord shall be paid without prior notice or demand, deduction or offset. Tenant shall pay monthly Rent for the Premises in advance on the first day of each month of the Term, to Landlord (or other entity designated by Landlord), in advance, at Landlord’s address for notices (as set forth in the Basic Lease Information) or at such other address as Landlord may designate, without any prior demand therefor and without any deduction or offset whatsoever. The initial Base Rent shall be the amount set forth in the Basic Lease Information. Tenant’s covenant to pay Rent shall be independent of every other covenant in this Lease.

(b)                                 Proration of Rent. If the Commencement Date is not the first day of a calendar month, or if the end of the Term is not the last day of a calendar month, Base Rent, Taxes and Operating Expenses payable by Tenant, shall be prorated on a daily basis (based upon a thirty (30) day month) for such fractional month. If any date on which Base Rent is to be adjusted hereunder is not the first day of a calendar month, Base Rent payable by Tenant for such calendar month shall be prorated on a daily basis (based on the number of days in such month) to take into account the differing Base Rent rates. The termination of this Lease shall not affect the obligations of Landlord and Tenant hereunder for amounts accrued as of the date of termination.

(c)                                  Late Charge; Interest Rate.

(i)                                     If any installment of Base Rent, Operating Expenses, or Taxes is not paid by Tenant within five (5) days after written notice of non-payment, Tenant shall pay to Landlord a late payment charge equal to five percent (5%) of such amount, in addition to the amount of Rent then owing, regardless of whether a notice of default or notice of termination has been given by Landlord.

(ii)                                  In addition to the late charge, any Base Rent, Operating Expenses, Taxes or other amounts owing hereunder which are not paid within five (5) days after written notice of non-payment, shall thereafter bear interest at the rate (“Interest Rate”) which is the lesser of five percent (5%) above the publicly announced prime rate (sometimes referred to as such bank’s reference rate) charged on such due date by Citibank (or any successor bank thereto) (or if there is no such publicly announced rate, the rate quoted by such bank in pricing ninety (90) day commercial loans to substantial commercial borrowers) or the maximum rate permitted by applicable law.

4.                                       OPERATING EXPENSES, TAXES AND DIRECT REIMBURSEMENT EXPENSES

(a)                                  Payment of Operating Expenses Taxes and Direct Reimbursement Expenses. To the extent not required to be paid directly by Tenant to the service provider, insurance company, utility company or taxing authority pursuant to the terms of this Lease or expressly provided in this Lease to be a direct obligation of Tenant, Tenant shall pay for each year of the Term (i) Tenant’s Percentage Share of the Operating Expenses (as hereinafter defined in 4.c.) and (ii) Tenant’s Percentage Share of Taxes (as hereinafter defined in 4.d) as follows:

(i)                                     Tenant shall pay directly to the applicable taxing authority and prior to the last date for payment of any installment before a late charge is assessed, Tenant’s Percentage Share of Taxes.  Tenant shall provide Landlord with a copy of each paid installment of Taxes.

(ii)                                  Tenant shall also pay thirty (30) days after submission of any Annual Statement, Tenant’s Percentage Share of the Operating Expenses for such year.

(b)                                 Annual Statement.

(i)                                     Landlord will furnish Tenant a statement (“Annual Statement”) showing (i) Operating Expenses and Taxes for the calendar year. Landlord shall use commercially reasonable efforts to provide a complete Annual Statement by July 1 of each year.

(ii)                                  Tenant shall pay to Landlord within thirty (30) days after receipt of such statement any amounts for Tenant’s Percentage Share of the Operating Expenses then due in accordance with the Annual Statement. The obligations of the parties with respect to Operating

Expenses and Taxes that accrued during the Term shall survive the expiration or termination of the Lease.

The Annual Statement shall be certified by Landlord. The Annual Statement shall be binding upon Landlord and Tenant except as otherwise provided herein. Landlord shall maintain books and records showing Operating Expenses and Taxes in accordance with sound accounting and management practices, consistently applied. The Tenant or its representative shall have the right, for a period of one year following the date upon which the Annual Statement is delivered to Tenant, to examine the Landlord’s books and records with respect to the items in the foregoing statement of Operating Expenses and Taxes during normal business hours upon written notice, delivered at least seven (7) business days in advance. If Tenant does not object in writing to the Annual Statement within fourteen (14) months of Tenant’s receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then the Annual Statement shall be considered final and accepted by Tenant. If an adjudication of any disputed Annual Statement results in a discrepancy of five percent (5%) or more between the Annual Statement and the actual expenses, Landlord shall pay the cost of the audit. If the agreed or confirmed audit shows an underpayment of expenses by Landlord or Tenant, Tenant shall pay to Landlord, within thirty (30) days after the audit is agreed to or confirmed, the amount owed to Landlord, and, if the agreed or confirmed audit shows an overpayment of by Tenant. Landlord shall reimburse Tenant for such overpayment within thirty (30) days after the audit is agreed to or confirmed.

(c)                                  Definition of Operating Expenses.

(i)                                     “Operating Expenses” shall be the following costs: (i) all utilities to the Property to the extent not paid directly by Tenant to the utility provider, (ii) all insurance premiums for the casualty insurance required under this Lease to the extent not paid directly by Tenant to such insurer, (iii) to the extent not directly paid by Tenant, all costs, expenses and disbursements which Landlord shall pay or become obligated to pay in connection with the cost of repairs and general maintenance for any portion of the Property (including, without limitation, signage, sidewalks, exterior façade, and driveways).  If any Operating Expense, though paid in one year, relates to more than one calendar year, such expense shall be proportionately allocated among such related calendar years.

(ii)                                  Operating Expenses shall not include, (i) any capitalized expenditures or capital improvements; (ii) depreciation charges, (iii) interest and principal payments on loans, (iv) ground rental payments, (v) real estate brokerage and leasing commissions, (vi) advertising and marketing expenses, (vii) costs of Landlord reimbursed by insurance proceeds (excluding deductible amounts), (viii) costs with respect to the creation of a mortgage or a superior lease or in connection with a sale of the Property, (ix) costs incurred due to violations by Landlord of this Lease or any Legal Requirements (as hereinafter defined), (x) penalties and interest for late payment of any obligation of Landlord, (xi) property management fees, (xi) Landlord’s corporate general overhead or corporate general administrative expenses; and (x) costs incurred by Landlord with respect to the repair or replacement of structural elements of the Building or in connection with the testing or remediation of any Hazardous Materials at the Property (provided that such exclusion from Operating Expenses shall not limit Tenant’s obligation or liability with respect to any Hazardous Materials brought onto the Property by Tenant or used or released by Tenant on the Property).

(d)                                 Definition of Taxes. All federal, state and local governmental taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Property or any of its components (including any personal property used in connection therewith), which may also include any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes. For purposes hereof, Taxes for any year shall be Taxes that are assessed for any period of such year, whether or not such Taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys’ fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. Notwithstanding the foregoing, Taxes shall not include any gross receipts tax or other tax on Landlord’s gross or net income from the Property, federal or state inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes to the extent attributable to the Property. Tenant shall pay, prior to delinquency, all taxes assessed or levied against Tenant’s personal property, equipment, furniture or trade fixtures (collectively, “Personal Property”) in, on or about the Premises. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord. Notwithstanding the foregoing, it is expressly understood and agreed that in no event shall Taxes include any taxes allocated to any other property if the Premises are not a separate tax parcel. If the Property is not a separate tax parcel, Taxes shall be equitably prorated between the Property and any other property included within such parcel.

5.                                       USE OF THE PREMISES; COMPLIANCE WITH LAWS

(a)                                  Use. The Premises shall be used for the use described in the Basic Lease Information and this Article. Landlord makes no representations or warranties regarding the Use. Tenant may use the Premises and the parking area seven (7) days a week, twenty-four (24) hours a day, three hundred sixty-five (365) days a year.

(b)                                 Rooftop Antennae. Tenant may, at its sole cost and expense, install a roof top antennae or satellite dish on the Building. Tenant shall obtain all necessary permits and approvals for such antennae and shall remove such antennae or satellite dish on the expiration of the Term. Tenant shall repair any damage to the roof caused by the installation, maintenance and/or removal of such equipment.

(c)                                  Security. Tenant shall provide, at its sole cost and expense, such security personnel as are necessary to maintain the Premises and all exterior areas immediately adjacent thereto in a safe condition and to ensure that the activities conducted thereon by Tenant’s patrons and customers are done so in an orderly manner.

(d)                                 Nuisance. Tenant shall not do or suffer or permit the Premises to be used for any immoral or unlawful purpose, nor shall Tenant cause, maintain, suffer or permit any nuisance in, on or about the Premises or Property.

(e)                                  Compliance. Tenant shall not permit the Premises to be used in violation of or in conflict with, and at its sole cost and expense shall promptly comply with, all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which hereinafter may be in force, with the requirements of any board of fire underwriters or other similar board now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, collectively, “Legal Requirements” or “Laws”), insofar as any thereof relate to or affect the condition, use or occupancy of the Premises (including Alterations (as defined in Section 10) with respect thereto. Tenant shall perform all work to the Premises required to effect such compliance. Landlord represents that to the best of its knowledge, except for compliance with the ADA, as of the Commencement Date, the Premises and the parking lot are in compliance with all Legal Requirements and may be used for the existing use..

(f)                                    Hazardous Materials.

(i)                                     For purposes of this Lease, “Hazardous Materials” means any explosive, radioactive materials, hazardous wastes, or hazardous substances, including without limitation asbestos containing materials, PCBs, CFCs, or substances defined as “hazardous substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Section 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901-6987; or any other Legal Requirement regulating, relating to, or imposing liability or standards of conduct concerning any such materials or substances now or at any time hereafter in effect (collectively, “Hazardous Materials Laws”).

(ii)                                  In the event of any release of Hazardous Materials upon the Property after the Commencement Date, if caused by Tenant or any other Tenant Party, Tenant shall promptly remedy the problem in accordance with all applicable Hazardous Materials Laws. Except as and to the extent provided in subsections (iii) and (iv) below, Tenant shall not cause or permit the storage, use, generation, release, handling or disposal (collectively, “Handling”) of any Hazardous Materials (as defined below), in, on, or about the Premises or the Property by Tenant or any agents, employees, contractors, licensees, subtenants, or customers of Tenant (collectively with Tenant, “Tenant Parties”) in violation of Hazardous Materials Laws (as defined below). Tenant shall be solely responsible for and shall indemnify, defend and hold Landlord harmless from and against all claims, arising out of or in connection with, or otherwise relating to (x) any Handling of Hazardous Materials by any Tenant Party or Tenant’s breach of its obligations hereunder, or (y) any removal, cleanup, or restoration work and materials necessary to return the Property or any other property of whatever nature located on the Property to their condition existing prior to the Handling of Hazardous Materials in, on or about the Premises by any Tenant Party.

(iii)                               Landlord shall be solely responsible for and shall indemnify, defend and hold Tenant harmless from and against all claims, arising out of or in connection with, or otherwise relating to (i) any Hazardous Materials existing on the Property as of the Commencement Date or (iii) any removal, cleanup, or restoration work and materials necessary with respect to Hazardous Material existing on the Property immediately prior to the Commencement Date

(iv)                              Landlord represents and warrants that (i) Landlord has provided Tenant with a copy of any and all reports and notices in Landlord’s possession or control pertaining to Hazardous Materials at the Property, (ii) except as disclosed in such reportsto the best knowledge of Landlord there are no Hazardous Materials in or about the Premises or the Property except as disclosed in such reports and used in accordance with all Hazardous Material Laws.

(v)                                 Each party shall promptly provide the other party with copies of all notices received by it in connection with the presence of Hazardous Materials in or about the Property.

6.                                       UTILITIES AND SERVICES

(a)                                  Utilities and Services.

(i)                                     Ventilation. Tenant shall have sole responsibility for repairing and maintaining the HVAC systems. Tenant shall cooperate to the best of its ability at all times with Landlord and shall abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air-conditioning system.

(ii)                                  Electricity. Tenant shall contract directly with for electricity service.

(iii)                               Water. Tenant shall contract directly with the utility provider for water.

(iv)                              Refuse and Rubbish. Tenant shall contract directly with the refuse and rubbish removal companies to remove its refuse and rubbish from the Premises.

(v)                                 Telecommunications. Tenant shall have the right to select a telecommunications provider of its choice. If required by Landlord, no later than the Termination Date Tenant shall remove all telephone cables and communication wiring installed by Tenant for and during Tenant’s occupancy.

(b)                                 Interruption in Services.  Landlord shall not be liable for, and, except to the extent that Landlord receives rent interruption insurance proceeds, Tenant shall not be entitled to any abatement or reduction of Rent by reason of, no eviction of Tenant shall result from and, further, Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of any interruption of any of the foregoing services or utilities.

7.                                       ALTERATIONS

(a)                                  Alterations.

(i)                                     Tenant shall not make any alteration, addition or improvement in, to or upon the Premises (“Alteration”) without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Tenant shall give Landlord not less than ten (10) days’ prior written notice of any Alteration Tenant desires to make. Any Alterations as to which Landlord shall consent shall be made only by contractors approved in advance, in writing by Landlord, which approval shall not be unreasonably withheld. Tenant shall comply with all Legal Requirements applicable to each Alteration. Tenant shall be solely responsible for maintenance and repair of all Alterations made by Tenant. All Alterations shall be performed diligently and in a first-class workmanlike manner. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by Landlord: architectural plans and specifications, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord. Upon completion of the Tenant Alterations, Tenant shall deliver to Landlord an as-built set of plans and specifications for the Tenant Alterations and contractors’ affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith and such other documentation reasonably requested by Landlord. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant’s intended use or impose any liability upon Landlord in connection with the performance of such work. Landlord hereby approves the plans submitted by Tenant for the initial improvements.

(ii)                                  Notwithstanding the foregoing, Tenant shall have the right, without Landlord’s consent, to make any Alteration to the Premises (“Cosmetic Alterations”) that (a) is decorative in nature (such as paint, carpet or other wall or floor finishes, movable partitions or other such work), does not adversely affect the Building systems, (c) is not structural in nature. All such work shall be performed in a workman-like manner and in accordance with all applicable Legal Requirements.

(b)                                 Liens.  If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanic’s lien or other lien is filed against the Premises or any other portion of the Property or against other property of Landlord (whether or not the lien is valid or enforceable), Tenant shall, at its own expense, cause it to be discharged of record within a reasonable time, not to exceed ten (10) days, after the date of the filing or deliver to Landlord a bond, in form, content, amount, and issued by surety, satisfactory to Landlord, holding Landlord harmless from all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure of such lien. In addition. Tenant shall defend and indemnify Landlord and hold it harmless from any and all claims resulting from the lien. Without limitation of Landlord’s other remedies by reason of such Event of Default, if Tenant does not remove such lien, Landlord shall have the right to pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid, including Landlord’s reasonable costs and expenses.

(c)                                  Request Regarding Removal Obligation. At the time that Tenant requests Landlord’s consent to any Alteration, Tenant may request that Landlord notify Tenant if Landlord will require Tenant, at Tenant’s sole expense, to remove any or all of the Alteration by the end of the Term, and to restore the Premises to its condition prior to the Alteration.

8.                                       REPAIRS

(a)                                  Tenant’s Obligations.

(i)                                     Tenant, at all times during the Term and at Tenant’s sole cost and expense, subject to ordinary wear and tear and damage by fire or other casualty governed by Section 9 below, shall keep the interior of the Premises and every part thereof, including the interior walls and ceilings, lighting and relamping, and plate glass, in good condition and repair and in compliance with all applicable Laws. Notwithstanding the foregoing, Tenant shall not be responsible for repairs to the extent such repairs are (i) necessitated by fire, earthquake, acts of God or the elements or (ii) necessitated by the negligence or willful misconduct of Landlord or Landlord’s agents, employees or contractors, or (iii) Landlord’s obligation pursuant to this Article.

(ii)                                  Tenant shall be responsible for the maintenance of the HVAC system and equipment serving the Premises and any components and equipment used in connection therewith. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect a contract for the maintenance of such equipment, with a service and maintenance firm reasonably acceptable to Landlord. The service contract shall provide that the contractor shall inspect the system and perform recommended maintenance at an interval of not less than two (2) times per calendar year. Tenant shall be liable for the cost of any maintenance to or repairs of any of the HVAC system as a result of Tenant’s failure to comply with the terms and conditions of this provision.

(b)                                 Landlord’s Obligations. Landlord shall, at its sole cost and expense, repair and maintain in good condition and repair the exterior and structure of the Building, including the building foundation, the roof structure, the exterior walls of the Building and the parking areas, except to the extent such damage is caused by Tenant’s or its agents in which case such repairs will be completed by Tenant at its sole cost, other than damage resulting from reasonable wear and tear which repairs will be completed by Landlord at its sole cost.

9.                                       DAMAGE OR DESTRUCTION

(a)                                  Landlord’s Obligation to Rebuild.  If the Premises are damaged or destroyed, Landlord shall promptly and diligently repair the Premises to substantially the condition existing as of the date of delivery of the Premises to Tenant, unless Landlord has the option to terminate this Lease as provided herein, and Landlord elects to terminate.

(b)                                 Rights to Terminate.  Landlord shall have the option to terminate this Lease if the Premises is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, if Landlord reasonably estimates that the repair of the Premises cannot be completed within one year after the date of the casualty.        Landlord shall also have the right to terminate this Lease if the repair is not fully covered by insurance maintained (or required to be maintained) by pursuant to this Lease other than by reason of the deductible amounts under such insurance policies. Tenant shall have the option to terminate this Lease if the Premises is damaged or destroyed by fire or other casualty that cannot be repaired or restored within one year after the date of the casualty.  Landlord shall notify Tenant of Landlord’s estimate for such repair within ninety (90) days after the casualty. If a party desires to exercise the right to terminate this Lease as a result of a casualty, the party shall exercise the right by giving the other party written notice of its election to terminate within thirty (30) days after delivery of Landlord’s repair period estimate, in which event this Lease shall terminate fifteen

(15) days after the date of the terminating party’s notice. If neither Landlord nor Tenant exercises the right to terminate this Lease, this Lease shall continue in full force and effect and Landlord shall promptly commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the repair diligently to completion. Notwithstanding the foregoing, Tenant shall have the right to terminate, exercisable in its sole discretion, where more than 33% of the Premises are destroyed by fire or other casualty during the last year of the term of the Lease, or the Renewal Term.

(c)                                  Limited Obligation to Repair.  Landlord’s obligation, should Landlord elect or be obligated to repair or rebuild, shall exclude any and all improvements constructed by Tenant in the Premises. Upon such restoration by Landlord, if the Lease has not been terminated, Tenant, at its expense, shall replace or fully repair all trade fixtures, equipment, Alterations and other improvements installed by Tenant and existing at the time of the damage or destruction.

(d)                                 Abatement of Rent.  In the event of any damage or destruction to the Premises which does not result in termination of this Lease, the Base Rent shall be temporarily abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing during the period required by Landlord to substantially complete its repair and restoration of the Premises; provided, however, that nothing herein shall preclude Landlord from being entitled to collect the full amount of any rent loss insurance proceeds.

(e)                                  Insurance Proceeds.  If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from the damage payable pursuant to insurance coverage maintained by Landlord, and Tenant shall have no claims thereto and Tenant may keep all the insurance proceeds pursuant to insurance coverage it maintains on its Personal Property.

(f)                                    Statutory Waivers.  The provisions of this Lease, including this Article Fourteen, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, the Premises or the Property or any part of either, and supersede any provision of Tennessee law to the contrary.

10.                                 EMINENT DOMAIN

If all or any material part of the Premises or the parking lot is taken for public or quasi-public use by a governmental authority under the power of eminent domain or is conveyed to a governmental authority in lieu of such taking (a “taking”), Landlord may terminate this Lease by written notice to Tenant within thirty (30) days after the taking.  If all or any material part of the Premises is taken, and if in any such case the taking causes the remaining part of the Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, in Tenant’s reasonable opinion, then Tenant, at its option and by giving notice within thirty (30) days after the taking, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If part of the Premises is taken but the remaining part is tenantable and adequate for Tenant’s use, then this Lease shall be terminated as to the part taken as of the date Tenant is required to surrender possession, and, unless Landlord shall have terminated this Lease pursuant to the foregoing provisions, Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken tenantable, and the Rent shall be reduced in proportion to the part of the Premises taken. If all or any material part of the Premises is taken, and if in any such case the taking causes the remaining part of the Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant, at its option and by giving notice within thirty (30) days after the taking, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises.

Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than the remaining Term of the Lease), Landlord may elect either (i) to terminate this Lease or (ii) permit Tenant to receive the entire award attributable to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate.

All compensation awarded for the taking shall be the property of Landlord without any deduction therefrom for any estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to the award. Tenant shall have the right, however, to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of any improvements made to the Premises at Tenant’s cost, moving and relocation expenses. loss of good will and the business as a going concern and removal of Tenant’s Personal Property, provided that any such award to Tenant will not reduce the award which would otherwise be made to Landlord.

11.                                 INSURANCE

(a)                                  Public Liability. Tenant, at its own cost and expense, shall keep and maintain in full force and effect during the Term the following insurance coverages, (i) commercial general liability insurance, including contractual liability coverage, insuring Tenant’s activities with respect to the Premises and/or the Building against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, with a minimum coverage of One Million Dollars ($1,000,000) per occurrence/Two Million Dollars ($2,000,000) general aggregate, (ii) fire damage legal liability insurance and personal/advertising injury insurance (which shall not be subject to the contractual liability exclusion), each in the minimum amount of One Million Dollars ($1,000,000), and (iii) worker’s compensation insurance in statutory amounts; provided, however, that if, at any time during the Term, Tenant shall have in full force and effect a blanket policy of public liability insurance with the same coverage for the Premises as described above, as well as coverage of other premises and properties of Tenant, or in which Tenant has some interest, the blanket insurance shall satisfy the requirement hereof and be endorsed to separately apply to the Premises.

(b)                                 Fire and Extended Coverage. Tenant shall, at Tenant’s expense, procure and maintain in full force and effect with respect to the Building a policy or policies of all risk insurance (including sprinkler, vandalism and malicious mischief coverage, and any other endorsements reasonably desired by the Landlord or required by the holder of any mortgage on the Property), in an amount equal the full replacement cost (including debris removal, and demolition, but excluding the land and the footings, foundations and installations below the basement level) thereof. Such insurance shall be for the benefit of Landlord, and the proceeds therefrom shall be subject to Landlord’s control but shall be applied as and to the extent required under the terms of this Lease. Such policy shall not include earthquake damage but shall include flood insurance.

(c)                                  Insurance Companies.  All insurance policies obtained by Tenant shall be written by an insurance company licensed by and admitted to issue insurance in the State of Tennessee, and shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld.

(d)                                 Insurance Certificates. Tenant shall furnish to Landlord, on or before the Commencement Date and thereafter thirty (30) days prior to the expiration of each policy, an original certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant to this Section.  The certificates shall expressly provide that the policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days’ prior written notice to the parties named as insureds. Landlord, its successors and assigns, and any nominee of Landlord holding any interest in the Premises, including, without limitation, any ground lessor or the holder of any fee or leasehold mortgage, shall be named as an additional insured under each policy of insurance maintained by Tenant pursuant to this Lease. The policies and certificates shall further provide that the coverage shall be primary, and that any coverage carried by Landlord shall be secondary and noncontributory with respect to Tenant’s policy.

(e)                                  Waiver of Subrogation.  Any policy or policies of fire, extended coverage or similar casualty insurance which either party obtains in connection with the Building, the Premises, or Tenant’s Personal Property shall include a clause or endorsement denying the insurer any rights of subrogation against the other party (and the other parties named as additional insureds pursuant to this Article). Landlord and Tenant each waives any rights of recovery against the other (and the other parties named as additional insureds) for injury or loss due to hazards insurable by policies of fire, extended coverage or similar casualty insurance, regardless of whether such insurance policies or coverage shall actually have been obtained by the party granting such waiver, and regardless of the cause of such fire or casualty, including the negligence of the party benefiting from such waiver. Because this Section will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person. each party to this Lease agrees immediately to give to each of its insurance companies written notice of the terms of the mutual waivers contained in this Section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained herein.

(f)                                    Landlord’s Public Liability. Landlord shall, at Landlord’s expense, procure and maintain in full force and effect during the Term, commercial general liability insurance, including contractual liability coverage, insuring Tenant’s activities with respect to the Premises and/or the Building against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, with a minimum coverage of One Million Dollars ($1,000,000) per occurrence/Two Million Dollars ($2,000,000) general aggregate.

12.                                 ASSIGNMENT OR SUBLET

(a)                                  Prohibitions. Tenant shall not assign this Lease or sublet the Premises or any portion thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. If Tenant desires to assign this Lease or to sublet the

Premises, or any part thereof, Tenant shall give to Landlord written notice of its intent at least thirty (30) days in advance of the date on which Tenant desires to assign or sublet the Premises, which notice shall designate the terms of the proposed assignment or sublet, the identity of the proposed assignee or sublessee, and shall be accompanied by financial statements of such proposed assignee or sublessee and such other information regarding such party and its business and reputation as shall be required by Landlord to evaluate the proposed assignment or sublet. Landlord shall have thirty (30) days after receipt of Tenant’s written notice and the above specified information within which to notify Tenant in writing that Landlord elects to (i) consent to the proposed assignment or sublet as described in Tenant’s notice, or (ii) refuse to consent to Tenant’s proposed assignment or sublet, stating the reasons for such refusal. If Landlord fails to notify Tenant in writing of its election within the thirty (30) day period, Landlord shall be deemed to have made the election in clause (ii) above; provided that Tenant may provide Landlord with a second notice and five (5) days in which to respond and if Landlord does not respond within five (5) days after receipt of the second notice, Landlord shall be deemed to have made the election in clause (i) above.

(b)                                 Affiliates. Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord’s consent, to any partnership, corporation or other entity which controls, is controlled by, or is under common control with Tenant, or to any partnership, corporation or other entity resulting from a merger or consolidation with Tenant or which acquires all or substantially all of Tenant’s assets (through a transfer of assets or equity interests in Tenant) as a going concern and such assets include substantial assets other than this Lease (collectively “Affiliates”), provided that (i) Landlord receives written notice of the assignment or subletting no later than five (5) days prior to the effective date thereof, in which notice Tenant shall expressly confirm that Tenant remains primarily liable (together with the assignee in the event of an assignment) for all of the obligations of the Tenant under this Lease, and (ii) Landlord receives a fully executed copy of the assignment or sublease agreement between Tenant and the Affiliate no later than five (5) days prior to the effective date of such assignment or sublease, in which the Affiliate assumes (in the event of an assignment) all of Tenant’s obligations under this Lease, and agrees (in the event of a sublease) that such subtenant will, at Landlord’s election, attorn directly to Landlord in the event that this Lease is terminated for any reason.

(c)                                  Tenant Liability. In the event of any sublease or assignment, whether or not with Landlord’s consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, to the extent such exercise is expressly permitted by Landlord. Tenant’s liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said subtenant, assignee or successor. After any assignment, Landlord shall not consent to subsequent assignments or subletting of this Lease, or amendments or modifications of this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, provided however that such action shall not relieve Tenant or any successor of Tenant of liability under this Lease.

(d)                                 Documentation. No permitted assignment or subletting by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of the assignment or sublease which expressly provides that (i) in the case of a sublease, the subtenant may not assign its sublease or further sublet the sublet space without Landlord’s prior written consent, (ii) in the case of an assignment, the assignee assumes all of Tenant’s obligations under this Lease arising on or after the date of the assignment, and (iii) in the case of a sublease, the subtenant agrees to be and remain jointly and severally liable with Tenant to Landlord for the payment of Rent pertaining to the sublet space in the amount set forth in the sublease, and for the performance of all of the terms and provisions of this Lease pertaining to the sublet space. In addition to the foregoing, no assignment or sublease by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of Landlord’s consent to assignment or sublease form, as applicable. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above. Notwithstanding the foregoing, no subtenant or assignee shall be permitted to occupy the Premises unless and until such subtenant or assignee provides Landlord with certificates evidencing that such subtenant or assignee is carrying all insurance coverage required of it under this Lease.

(e)                                  Processing Expenses. Tenant shall pay to Landlord, as Landlord’s cost of processing each proposed assignment or subletting, an amount equal to the sum of Landlord’s reasonable attorneys’ fees, but in no event more than $1,000.00 (“Processing Costs”).

13.                                 DEFAULT

(a)                                  Tenant’s Default. The occurrence or existence of any one or more of the following shall constitute an “Event of Default” (or, collectively, “Events of Default”) by Tenant under this Lease: (1) if Tenant shall have failed to pay Base Rent, Tenant’s Percentage Share of Operating Expenses and Taxes, or any other sum required to be paid hereunder within (5) after written notice that such amount is unpaid; (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure the breach within thirty (30) days after written notice from Landlord if the breach could reasonably be cured within the thirty (30) day period;  provided, however, that if the nature of Tenant’s obligation is such that more than thirty (30) days are required for its performance, then Tenant shall not be deemed to be in default if Tenant shall commence the performance of such obligation within the thirty (30) day period and thereafter shall diligently prosecute the same to completion; (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process; (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant’s debts, which in the case of an involuntary action is not discharged within thirty (30) days; (v) a material adverse change occurs in Tenant’s financial condition or Tenant is declared insolvent by Law or is dissolved or any assignment of Tenant’s property is made for the benefit of creditors or a receiver is appointed for Tenant or Tenant’s property, which appointment is not discharged within thirty (30) days; (vi) any act is taken by or against Tenant to reorganize or modify Tenant’s capital structure in a materially adverse way; or (vii) if Tenant shall have abandoned the Premises.

(b)                                 Remedies Upon Tenant’s Default. Upon an Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

(i)                                     Landlord may continue the Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to collect Rent when due.

(ii)                                  Landlord may terminate Tenant’s right to possession of the Premises as provided under Tennessee law. No act by Landlord other than giving written notice to Tenant of such termination shall terminate this Lease.                                       Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant’s cost and Tenant hereby waives all claims for damages that may be caused by Landlord’s removing or storing such Personal Property. Upon such termination of Tenant’s right to possession and this Lease, Landlord shall have the right to recover from Tenant damages (a) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (d) any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease.

The “worth at the time of award” of the amounts referred to in Subsections (ii)(a) and (ii)(b) is computed by allowing interest at the Interest Rate on the unpaid Rent and other sums due and payable from the date due through the date of award. The “worth at the time of award” of the amount referred to in Subsection (ii)(c) is computed by discounting the amount at the discount rate of the Federal Reserve Bank at the time of award, plus one percent (1%).

(c)                                  Bankruptcy. The following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

(i)                                     In connection with any proceeding under Chapter 7 of the Bankruptcy Code where the trustee of Tenant elects to assume this Lease for the purposes of assigning it, such election or assignment, may only be made upon compliance with the following provisions which conditions Landlord and Tenant acknowledge to be commercially reasonable. In the event the trustee elects to reject this Lease then Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee.

(ii)                                  Any election to assume this Lease under Chapter 11 or 13 of the Bankruptcy Code by Tenant as debtor-in-possession or by Tenant’s trustee (the “Electing Party”) must provide for the Electing Party to cure or provide to Landlord adequate assurance that (i) it will cure all monetary defaults under this Lease within fifteen (15) days from the date of assumption, and (ii) that it will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption. Landlord and Tenant acknowledge such condition to be commercially reasonable.

(iii)                               Landlord’s acceptance of rent or any other payment from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the requirement of Landlord’s consent, Landlord’s right to terminate this Lease for any transfer of Tenant’s interest under this Lease without such consent, or Landlord’s claim for any amount of Rent due from Tenant.

(d)                                 Landlord’s Default.  Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the obligation Landlord has failed to perform; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if Landlord shall commence the performance of such obligation within the thirty (30) day period and thereafter shall diligently prosecute the same to completion.

14.                                 LANDLORD’S RIGHT TO PERFORM TENANT’S COVENANTS

If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease after notice and cure periods if applicable, Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the fifth business day after notice of any payment by Landlord, together with interest thereon at the Interest Rate, from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys’ fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Base Rent.

15.                                 SURRENDER OF PREMISES AND HOLDOVER

(a)                                  End of Term. On the Expiration Date or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition as of the Commencement Date, normal wear and tear and damage by fire or other casualty excepted.  Tenant shall remove from the Premises all of Tenant’s Personal Property and any Alterations required to be removed pursuant to Section 8 of this Lease. Tenant shall repair any damage or perform any restoration work required by the removal, including closing all floor, ceiling, stairwell and roof openings.  If Tenant fails to timely remove any Personal Property or Alterations as aforesaid, such items shall be conclusively deemed to have been abandoned by Tenant and Landlord may remove the property and store and/or dispose of the same at Tenant’s expense, including interest at the Interest Rate.

(b)                                 Holdover. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term or the earlier termination of this Lease with Landlord’s prior written consent, such holdover shall be for the period and at the rent agreed upon by Landlord and Tenant. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term or the earlier termination of this Lease without Landlord’s prior written consent, the tenancy shall be a month to month tenancy only and shall not constitute a renewal or extension for any further term, regardless of whether Landlord shall accept Rent for any such period. In such event, Base Rent shall be increased in an amount equal to one hundred twenty-five percent (125%) of the Base Rent during the last month of the Term (including any extensions), and any other sums due under this Lease shall be payable in the amount, and at the times, specified in this Lease. The tenancy shall be subject to every other term, condition, covenant and agreement contained in this Lease, except that any renewal or extension option or right of first negotiation in favor of Tenant shall not be applicable. No such increase shall impair Landlord’s other rights and remedies against Tenant by reason of such holding over by Tenant, and Tenant shall vacate the Premises immediately upon Landlord’s request. In addition to the foregoing, if Tenant remains in possession of all or any part of the Premises without Landlord’s prior written consent, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims incurred by or asserted against Landlord and arising directly or indirectly from Tenant’s failure to timely surrender the Premises, including but not limited to (i) any rent payable by or any loss, cost, or damages claimed by any new tenant of the Premises or any portion thereof, and (ii) Landlord’s damages as a result of any prospective tenant rescinding or refusing to enter into the prospective lease of the Premises or any portion thereof by reason of such failure to timely surrender the Premises.

16.                                 ACCESS TO PREMISES

Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times upon reasonable notice (which shall given at least forty-eight (48) hours prior to the date and time of the intended entry), except in the case of an emergency (in which event entry may be made when necessary and without notice), to inspect the Premises, to post Notices of Nonresponsibility and similar notices, to show the Premises to interested parties such as prospective mortgagees and purchasers and tenants (with respect to tenants, during the last six (6) months of the term of the Lease or the Renewal Term) to provide any services required of Landlord hereunder, to make necessary alterations, additions, improvements or repairs either to the Premises or the Building. No such entry shall constitute a constructive eviction or give rise to an abatement of Rent hereunder, constitute a constructive eviction, or otherwise diminish Tenant’s obligations under this Lease. Tenant shall have the right to have a representative of Tenant accompany Landlord or its agents in connection with any such entry, provided that such representative does not interfere with the permitted activities of Landlord or its agents. In exercising its rights under this Section, Landlord shall at all times minimize interference with Tenant’s operations, to the extent practicable.

17.                                 SIGNS

Tenant may place and maintain in good condition and repair on any exterior door, roof, wall or window of the Building or on the parking lot any sign, awning or canopy, or advertising matter with respect to the Use. The installation, maintenance and removal of Tenant’s signage pursuant to this Section shall be performed by Tenant at Tenant’s expense, but in coordination with Landlord and its reasonable installation procedures and requirements. All signage of Tenant shall be subject to compliance with all Legal Requirements. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s expense, remove Tenant’s signage and repair any damage to the Building caused by such removal.

18.                                 SUBORDINATION AND NON-DISTURBANCE

(a)                                  Subordination and Non-Disturbance. Except as provided below, this Lease is subject and subordinate to all mortgages and deeds of trust which now or may hereafter affect the Property or any portion thereof, to all covenants, conditions, and restrictions and other matters of record pertaining to the Property, and to all renewals, modifications, consolidations, replacements and extensions of the foregoing, without the necessity of any further documentation evidencing such subordination. Notwithstanding the foregoing, (i) on the Commencement Date, Landlord covenants and agrees to obtain a subordination, non-disturbance and attonment agreement (i)from any holder of a deed of trust or mortgage on the Property (“Holder”) in place as of the date of this Lease with respect to the Property in recordable form, and Tenant agrees to execute and shall have the right to record, a subordination, non-disturbance and attornment agreement in such lender’s then customary form recognizing Tenant’s rights under this Lease, including its option to extend and its option to purchase and (ii) as a condition to the subordination of this Lease to any mortgage, deed of trust or ground or underlying lease arising after the date of this Lease, Landlord shall deliver to Tenant in recordable form, and Tenant agrees to execute and shall have the right to record, a subordination, non-disturbance and attornment agreement in such lender’s then customary form recognizing Tenant’s rights under this Lease, including its option to extend and its option to purchase.

(b)                                 Liability of Holder. If the interest of Landlord in the Real Property or the Building is transferred to any Holder pursuant to or in lieu of proceedings for enforcement of any such lease, mortgage, or deed of trust, upon request of such Holder, Tenant shall immediately and automatically attorn to the Holder and such Holder shall recognize Tenant’s rights hereunder, provided, however, that such purchaser shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the Mortgagee; or (iv) liable for any security deposits not actually received in cash by such purchaser.

(c)                                  Possible Priority of Lease. If a Holder advises Landlord that it requires this Lease to be prior and superior to a mortgage or deed of trust, within ten (10) days of Landlord’s notice, Tenant shall execute, have acknowledged and deliver to Landlord any and all documents or instruments, in the reasonable form presented to Tenant, which are necessary to make this Lease prior and superior to the mortgage or deed of trust.

(d)                                 Holder Rights.  Tenant agrees to give any Holder, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if

Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the Holder.

19.                                 ESTOPPEL CERTIFICATES

(a)                                  Tenant Estoppel Certificates.  Within thirty (30) days after request therefor by Landlord or Holder or any prospective mortgagee or owner, Tenant agrees to execute an Estoppel Certificate, binding upon Tenant, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in the possession of the Premises if that is the case; (iv) that, to Tenant’s knowledge, Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that, to Tenant’s knowledge, Tenant has no offsets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any offsets or defenses, an explanation thereof); (vi) that if an assignment of rents or leases has been served upon the Tenant by a Holder, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof, and (viii) that Tenant will give to the Holder copies of all notices required or permitted to be given by Tenant to Landlord.  The failure of Tenant to deliver such certificate shall be an Event of Default.

(b)                                 Landlord Estoppel Certificate.  At the request of Tenant from time to time during the Term, Landlord shall provide an estoppel certificate similar to the Tenant Estoppel Certificate which Tenant may use in connection with a financing or sale of Tenant.

20.                                 ATTORNEYS’ FEES

In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Lease, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation as actually incurred, including court costs, expert witness fees, costs and expenses of investigation, and all attorneys’ fees, costs and expenses in any such suit or proceeding (including in any action or participation in or in connection with any case or proceeding under the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding).

21.                                 BROKERS

Each party warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that it knows of no real estate broker or agent who is or might be entitled to a fee, commission or other compensation in connection with this Lease. Each party shall indemnify and hold harmless the other party from and against any and all claims (including reasonable attorneys’ fees and costs) arising out such party’s conversations or other dealings with any other broker or individual regarding this Lease.

22.                                 NOTICES

Any notice, demand or request required or desired to be given under this Lease shall be in writing sent to the address of the party specified in this Lease, and shall be given by hand delivery, facsimile (with duplicate notice by any other means specified herein, nationally recognized overnight courier service (e.g., Federal Express), or the United States mail, registered or certified, return receipt requested, postage prepaid. All notices shall be deemed to have been given when received at the address of the party to which it has been sent (or when such receipt is refused as indicated by advice from Federal Express or other overnight courier service or by mail return receipt). As of the date of execution of this Lease, the addresses of Landlord and Tenant are as specified in the Basic Lease Information. Either party may, upon ten (10) days prior written notice, change its address by giving notice of the change in accordance with this Section.

23.                                 QUIET ENJOYMENT

Landlord covenants, in lieu of any implied covenant of quiet possession or quiet enjoyment, that so long as Tenant is in compliance with the covenants and conditions set forth in this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the covenants and conditions set forth in the Lease and to the rights of any Holder.

24.                                 OPTION TO TERMINATE

Tenant shall have the right to terminate the Lease effective on any date after the first day of the thirty-first (31st) months of the Term, specified in a written notice by Tenant upon not less than one hundred eighty (180) days’ prior written notice (“Termination Effective Date”). In addition to all Rent and other charges payable by Tenant to and including the Termination Effective Date, Tenant shall pay a termination payment equal to six month’s Base Rent at the rate then being paid on the Termination Effective Date. The termination payment shall be due upon the Termination Effective Date.

25.                                 RENEWAL OPTION

(a)                                  Tenant shall have the option to renew this Lease for one (1) additional term of five (5) years (the “Renewal Option”), commencing upon expiration of the Term (“Renewal Term”). The Renewal Option shall be null and void and Tenant shall have no right to renew this Lease if on the date Tenant exercises the Renewal Option or on the date immediately preceding the commencement date of the Renewal Term an Event of Default shall have occurred and be continuing beyond the applicable cure period hereunder. The Renewal Option must be exercised, if at all, by written notice given by Tenant to Landlord not later than six (6) months prior to expiration of the Term. If Tenant properly exercises the Renewal Option, references in the Lease to the Term shall be deemed to mean the Renewal Term, unless the context clearly provides otherwise.

(b)                                 If Tenant properly exercises the Renewal Option, then during the Renewal Term all of the terms and conditions set forth in this Lease as applicable to the Premises during the initial Term shall apply during the Renewal Term, including without limitation the obligation to pay Operating Expenses and Taxes, except that (i) Tenant shall take the Premises in their then “as-is” state and condition and Landlord shall have no obligation to make or pay for any improvements to the Premises, and (ii) during the Renewal Term, the Base Rent payable by Tenant shall be the Fair Market Rent (as hereinafter defined) during the Renewal Term.

(c)                                  For purposes of this Section, the term “Fair Market Rent” shall mean the rental rate and other charges and increases, if any, for comparable space under a new primary lease (and not sublease) to new, taking into consideration such amenities as existing improvements, in the Premises are situated and the like, situated in comparable buildings in Gallatin, Tennessee in comparable locations, taking into consideration the then-prevailing ordinary rental market practices with respect to monetary consideration, tenant improvement allowances, and other tenant concessions (if any).

(d)                                 If Tenant properly exercises the Renewal Option to extend the term of the Lease, the Base Rent shall be adjusted to an amount equal to the rent for the Premises as specified by Landlord by notice to Tenant not less than ninety (90) days prior to commencement of the Renewal Term. Tenant, within thirty (30) days after date on which Landlord provides such notice shall either (i) give Landlord final binding written notice (“Binding Notice”) of Tenant’s acceptance of Landlord’s determination of such rent, or (ii) if Tenant disagrees with Landlords’ determination, provide Landlord with written notice of Tenant’s election to submit the Fair Market Rent to binding arbitration (the “Arbitration Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Arbitration Notice within such thirty (30) day period, Tenant shall have been deemed to have given the Arbitration Notice.

(e)                                  If the parties are unable to agree upon the rent for the Premises within twenty (20) days after Landlord’s receipt of the Arbitration Notice, Fair Market Rent as of commencement of the Renewal Term shall be determined as follows:

(i)                                     Within twenty (20) days after receipt of Landlord’s notice specifying Fair Market Rent, Tenant, at its sole expense, shall obtain and deliver in writing to Landlord a determination of the Fair Market Rent for the Premises for a term equal to the option term from a broker or appraiser (“Tenant’s broker”) licensed in the State of Tennessee and engaged in the office and manufacturing market in Gallatin, Tennessee, for at least the immediately preceding five (5) years. If Landlord accepts such determination, the Base Rent for the respective Renewal Term shall be increased to an amount equal to the amount determined by Tenant’s broker.

(ii)                                  If Landlord does not accept such determination, within twenty (20) days after receipt of the determination of Tenant’s broker, Landlord shall designate a broker or appraiser (“Landlord’s broker”) licensed in the State of Tennessee and possessing the qualifications set forth in (i) above.

(iii)                               Landlord’s broker and Tenant’s broker shall name a third broker, similarly qualified, within five (5) days after the appointment of Landlord’s broker. Each of said three brokers shall determine the Fair Market Rent for the Premises as of the commencement of the

Renewal Term within fifteen (15) days after the appointment of the third broker.  The third broker shall choose the determination of the Landlord’s broker or the Tenant’s broker which is closest to its own determination of Fair Market Rent. The Base Rent payable by Tenant effective as of the commencement of the respective Renewal Term shall be the rent proposed by either Landlord’s broker or Tenant’s broker which is closest to the determination of fair market rent by the third broker.

(iv)                              Landlord shall pay the costs and fees of Landlord’s broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant’s broker in connection with such determination. The costs and fees of any third broker shall be paid one-half by Landlord and one-half by Tenant.

(v)                                 If the amount of the Fair Market Rent is not known as of the commencement of the Renewal Term. then Tenant shall continue to pay the Base Rent in effect at the expiration of the Term until the amount of the Fair Market Rent is determined. When such determination is made, Tenant shall pay any deficiency to Landlord upon demand.

(f)                                    If Tenant is entitled to and properly exercises its Renewal Option, Tenant shall prepare an amendment (the “Renewal Amendment”) to reflect changes in the Base Rent, Term, Expiration Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after receipt of the Binding Notice and, if acceptable to Landlord, Landlord shall execute and return the Renewal Amendment to Tenant within thirty (30) days after Landlord’s receipt of same, but, upon final determination of the Fair Market Rent applicable, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.

26.                                 OPTION TO PURCHASE

(a)                                  Option to Purchase. Tenant shall have the right and option to purchase the Premises (“Option to Purchase”). The Option to Purchase shall be exercisable at any time between the first day of the twenty-fifth (25th) month of the Term and the last day of the fifty-fourth (54th) month of the Term (“Option Term”). If Tenant elects to exercise the Option to Purchase, it shall provide no less than four (4) months written notice of the exercise and the estimated date on which it will acquire the Premises (“Exercise Notice”). The Exercise Notice may be given prior to the Option Term provided that the closing sale of the Premises can not occur prior to the first day of the Option Term.

(b)                                 Option Price.   The Option Price shall be the fair market value of the Premises as of the estimated date of such closing set forth in the Exercise Notice (“Fair Market Value”). The Fair Market Value of the Property shall be determined free and clear of the Lease.

(c)                                  Fair Market Value. If the parties are unable to agree upon the Fair Market Value of the Property within twenty (20) days after Landlord’s receipt of the Exercise Notice, Fair Market Value shall be determined as follows:

(i)                                     Within twenty (20) days after receipt of Landlord’s notice specifying Fair Market Value, if Tenant does not agree with such value, Tenant, at its sole expense, shall obtain and deliver in writing to Landlord a determination of the Fair Market Value for the Property from a broker or appraiser (“Tenant’s broker”) licensed in the State of Tennessee and engaged in the office and manufacturing market in Gallatin, Tennessee, for at least the immediately preceding five (5) years. If Landlord accepts such determination, the Fair Market Value shall be the amount determined by Tenant’s broker.

(ii)                                  If Landlord does not accept such determination, within twenty (20) days after receipt of the determination of Tenant’s broker, Landlord shall designate a broker or appraiser (“Landlord’s broker”) licensed in the State of Tennessee and possessing the qualifications set forth in (i) above.

(iii)                               Landlord’s broker and Tenant’s broker shall name a third broker, similarly qualified, within five (5) days after the appointment of Landlord’s broker. Each of said three brokers shall determine the Fair Market Value for the Property as of the estimated date of Closing set forth in the Exercise Notice within fifteen (15) days after the appointment of the third broker. The third broker shall choose the determination of the Landlord’s broker or the Tenant’s broker which is closest to its own determination of Fair Market Value.

(iv)                              The Purchase Price to be paid by Tenant shall be the Fair Market Value proposed by either Landlord’s broker or Tenant’s broker which is closest to the determination of Fair Market Value by the third broker.

(v)                                 Landlord shall pay the costs and fees of Landlord’s broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant’s broker in connection with such determination. The costs and fees of any third broker shall be paid one-half by Landlord and one-half by Tenant.

(d)                                 Closing. The closing in respect of the sale of the Property (“Closing”) shall be held approximately at the time specified in the Exercise Notice, but in no event sooner than one hundred twenty (120) days after delivery the Exercise Notice.

(e)                                  Closing Procedure and Prorations. At the Closing, a special warranty deed from Landlord to Tenant, together with such other instruments and documents as may be necessary to effectuate the sale and transfer of the Property to Tenant, shall be deposited in escrow with an escrow agreement and with a title company specified by Landlord and reasonably acceptable to Tenant.  The instruments and documents to be deposited in escrow at the Closing shall be legally sufficient to convey all of the applicable property to Tenant free and clear of all loans, mortgages, deeds of trust, liens and encumbrances.  The purchase price and all other sums due at the time of closing shall be paid by delivery of funds in escrow which are immediately available to Landlord upon closing.  All prorations of items of income and expense will be prorated as of the Closing date and Closing costs (including recording fees, transfer taxes, escrow costs, title insurance premiums, etc) shall be allocated between Landlord and Tenant in the manner that is customary for the county in which the Property is located.  Landlord’s obligation to convey title to the applicable property in accordance herewith shall be fully satisfied upon the willingness of the title company to issue to Tenant upon payment by Landlord of its regularly scheduled premium its policy of ALTA title insurance, (containing such endorsements as Tenant may reasonably request provided that Tenant shall pay for such endorsements), insuring that Tenant is vested as the owner of the applicable property subject only to the exceptions allowed by this Section 8.

(f)                                    Memorandum.  Promptly following the mutual execution and delivery of this Lease, Landlord will execute, acknowledge, and cause to be recorded in the official records of the county recorder, a Memorandum of the Option to Purchase in the form of Exhibit C attached hereto.

27.                                 GENERAL

(a)                                  Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

(b)                                 Time. Time is of the essence for the performance of each term of this Lease.

(c)                                  Severability.  If any provision of this Lease is held to be invalid, illegal or unenforceable, the invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not been contained herein.

(d)                                 Choice of Law; Construction. This Lease shall be construed and enforced in accordance with the laws of the State of Tennessee.  The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

(e)                                  Binding Effect. The covenants and agreements contained in this Lease shall be binding on the parties hereto and, on their respective successors and permitted assigns.

(f)                                    Waiver. The waiver by either party of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of the provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless the waiver is in writing signed by such party. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord.

(g)                                 Entire Agreement. This Lease is the entire agreement between the parties, and supersedes all prior agreements, including letters of intent, between them, and there are no agreements or representations between the parties except as expressly set forth herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

(h)                                 Counterparts. This Lease may be executed in counterparts, each of which shall be an original, and all of which together shall constitute but one instrument.

(i)                                     Consents and Approvals. The review and/or approval by Landlord of any item shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use.

(j)                                     Authority.  If either party hereto is a corporation, partnership, trust, association, limited liability company or other entity, such party hereby covenants and warrants that (a) it is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) it has and is duly qualified to do business in the state in which the Property is located, (c) it has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all its obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of such party is duly and validly authorized to do so.

IN WITNESS WHEREOF, the parties have executed this Lease on the dates set forth below, effective as of the date first above written.

TENANT:	LANDLORD:

SIMPSON STRONG-TIE COMPANY INC., a California corporation

By:	G. Lyle Habermehl
Michael J. Herbert
Chief Financial Officer

EXHIBIT A

PREMISES AND PARKING

EXHIBIT B

COMMENCEMENT DATE MEMORANDUM

G. LYLE HABERMEHL (“Landlord”) and SIMPSON STRONG-TIE COMPANY INC. (“Tenant’) have entered into a certain Lease, dated as of                       , 2004 (the “Lease”).

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Commencement Date and Expiration Date of the Lease as provided for in the Lease;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.                                       Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

2.                                       The Commencement Date (as defined in the Lease) of the Lease is

3.                                       The Expiration Date (as defined in the Lease) of the Lease is

4.                                       Tenant hereby confirms the following:   (A) That it has accepted possession of the premises pursuant to the terms of the Lease; and, (B) That the Lease is in full force and effect.

5.                                       Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

TENANT:	LANDLORD:

SIMPSON STRONG-TIE COMPANY INC., a California corporation

By:	G. Lyle Habermehl
Michael J. Herbert
Chief Financial Officer

EXHIBIT C

MEMORANDUM OF PURCHASE OPTION

THIS INSTRUMENT PREPARED BY

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Alan J. Robin, Esq.

Shartsis Friese Ginsburg LLP

One Maritime Plaza, 18th Floor

San Francisco, California 94118

THIS MEMORANDUM OF PURCHASE OPTION is entered into as of the      day of                       , 2004 (the “Effective Date”), by and between G. LYLE HABERMEHL (“Landlord”), and SIMPSON STRONG-TIE COMPANY INC., a California corporation (“Purchaser”) with reference to the following facts:

RECITALS

A.            Landlord owns the land and improvements known as 436 Calvert Drive, Gallatin, Tennessee (the Property”) which is more particularly described in Exhibit A attached hereto and made a part hereof.

B:            Tenant is currently the sole tenant of the Property, pursuant to a Lease dated                     , that, among other terms, provides Tenant with the right and option to purchase the Property (the “Lease’).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.             Landlord hereby covenants and agrees that Tenant has the right and option to purchase the Property upon and subject to the terms and conditions and covenants contained in that certain unrecorded Lease, which Lease is incorporated herein by this reference, including without limitation the following:

2.             The option to purchase shall be exercisable at any time between the first day of the twenty-fifth (25th) month of the term of the Lease and the last day of the fifty-fourth (54th) month of the term of the Lease.

3.             This Memorandum is not intended to change any of the terms of the Lease and in the event of any inconsistency between the terms of this Memorandum and the terms of the Lease, the terms of the Lease shall prevail. The Lease is available at the offices of Landlord and Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Purchase and Sale Agreement dated as of the date first set forth above.

TENANT:	LANDLORD:

SIMPSON STRONG-TIE COMPANY INC., a California corporation

By:	G. Lyle Habermehl
Michael J. Herbert
Chief Financial Officer

EXHIBIT A

THE PROPERTY

[ADD NOTARY FORM]

EXHIBIT B

BILL OF SALE AND ASSIGNMENT

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of September       , 2004 (the “Agreement”), among Quik Drive, U.S.A., Inc., a Tennessee corporation, Quik Drive Canada Inc., an Ontario corporation, and G. Lyle Habermehl, on the one hand, and Simpson Strong-Tie Company Inc., a California corporation, and Simpson Manufacturing Co., Inc., a Delaware corporation, on the other hand, said                                  (“Transferor”) hereby sells, assigns and transfers to [said Simpson Strong-Tie Company, Inc./designee] (“Buyer”) all right, title and interest in and to all of the tangible and intangible assets identified or described on Exhibits I, II, III, IV and V attached hereto and incorporated herein by this reference (the “Assets”).  Capitalized terms used and not otherwise defined herein have the meanings respectively ascribed to them in the Agreement.  Transferor covenants and warrants that:

(a)   Transferor has fully paid for, and is the owner of, and has good and marketable indefeasible title to, all of the Assets, free and clear of all mortgages, pledges, liens, claims, charges, encumbrances, security interests and other defects of title, of any kind or nature, except for the Assumed Liabilities and minor exceptions, none of which will materially interfere with the use by Buyer of the Assets.

(b)   Transferor has not made any prior sale, assignment, transfer or other disposition of any of the Assets to any person, firm or association.

(c)   Transferor has all right, power, authority and capacity to sell, assign, convey and transfer each and all of the Assets to Buyer.

(d)   None of the licenses or permits, or leases or other contracts, if any, included in the Assets has been amended or changed, nor has any written notice of breach, violation or default been received by Transferor under any of such licenses, permits, leases or contracts, except as set forth on Exhibit III or V attached hereto.

(e)   No notice is necessary to be given to, and no consent or approval is necessary to be obtained from, any person or party or governmental authority in connection with the transactions effected hereby, except such as have been given or obtained by Transferor and are in full force and effect.

(f)    All of the Assets that are tangible, and each item thereof, are in good repair, condition and working order, reasonable wear and tear excepted, and, in the case of inventory, are in merchantable condition and of a usable and saleable quality.

(g)   All acts, proceedings and things necessary and required by law or any instrument to which Transferor is a party or by which Transferor is bound to make this Bill of Sale and Assignment a valid, binding and legal obligation of Transferor, have been done and taken and have happened, and Transferor’s execution and delivery of this Bill of Sale and Assignment have in all respects been authorized in accordance with law.

Transferor shall forever warrant and defend the sale, assignment, transfer, conveyance and delivery of each and every item of the Assets to Buyer and Buyer’s successors and assigns, against each and every person lawfully claiming the same.  Possession of all of the Assets and any and all instruments representing the same is being delivered to Buyer concurrently with this Bill of Sale and Assignment.

Transferor hereby appoints Buyer as Transferor’s attorney-in-fact to demand, receive and collect for Buyer’s own use and benefit all debts and obligations owing to Transferor on the effective date hereof in connection with the Assets.  Transferor further authorizes Buyer to do all things legally permissible that may be required to recover and collect such debts and obligations and to use Transferor’s name in any manner Buyer may deem necessary for the collection and recovery of those debts and obligations but without cost, expense or damage to Transferor.

This Bill of Sale and Assignment shall bind and inure to the benefit of Transferor and Buyer and their respective successors and assigns.

This Bill of Sale and Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of California.

[Signature Page Follows]

IN WITNESS WHEREOF, this Bill of Sale and Assignment has been duly executed by or on behalf of Transferor and Buyer on this                         [Closing Date], 2004.

BUYER:	TRANSFEROR:

[SIMPSON STRONG-TIE COMPANY
INC.]

By	By
Its		Its

By	By
Its		Its

EXHIBITS ATTACHED:

I	Equipment
II	Inventory
III	Assigned Contracts
IV	Trade Names, Trademarks, Service Marks and Copyrights
V	Other Intangible Property

[ADD ACKNOWLEDGEMENTS]

EXHIBIT C

ASSUMPTION AGREEMENT

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of September       , 2004 (the “Agreement”), among Quik Drive, U.S.A., Inc., a Tennessee corporation, Quik Drive Canada Inc., an Ontario corporation, and G. Lyle Habermehl (collectively, “Sellers”), on the one hand, and Simpson Strong-Tie Company Inc., a California corporation (“Buyer”), and Simpson Manufacturing Co., Inc., a Delaware corporation (“Parent”), on the other hand, Buyer agrees with Sellers as hereinafter set forth.  Capitalized terms used and not otherwise defined herein have the meanings respectively ascribed to them in the Agreement.

Buyer hereby assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay or discharge when due all liabilities, with respect to the Assumed Liabilities.

This Assumption Agreement shall bind and inure to the benefit of Sellers, Buyer and Parent and their respective successors and assigns.

This Assumption Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

[Signature Page Follows]

IN WITNESS WHEREOF, this Assumption Agreement has been duly executed by or on behalf of Sellers and Buyer on this                         [Closing Date], 2004.

BUYER:		SELLERS:

SIMPSON STRONG-TIE COMPANY INC.

G. Lyle Habermehl

By
	Its	QUIK DRIVE, USA, INC.

By		By
	Its		Its

By
Its

QUIK DRIVE CANADA LTD.

By
Its

By
Its

[ADD ACKNOWLEDGEMENTS]

EXHIBIT D-1

ASSIGNMENT OF PATENT RIGHTS

(Issued Patents)

WHEREAS, G. Lyle Habermehl, an individual (“Assignor”), has acquired and owns exclusively the entire right, title and interest in and to those certain inventions described on Attachment 1 attached hereto and incorporated herein (collectively, the “Inventions”) for which Letters Patent of the United States of America have issued on the dates and have been assigned the patent numbers set forth on Attachment 1 attached with respect to each such Invention (the “Patents”) (the Inventions and the Patents being collectively called herein the “Patent Rights”); and

WHEREAS, Simpson Strong-Tie Company Inc., a California corporation having its principal place of business at 4120 Dublin Blvd., Suite 400, Dublin, California 94568 (“Assignee”), desires to acquire the exclusive right, title and interest in and to the Inventions and the Patents (and any similar legal protection to be obtained therefor in the United States of America and its territories and possessions and in any and all foreign countries) pursuant to the terms of that certain Asset Purchase Agreement dated as of September       , 2004, by and between, among others, Assignor and Assignee;

NOW, THEREFORE, for good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee and its successors and assigns, full and exclusive right, title and interest in and to the Patent Rights, including but not limited to any legal protection in the United States of America and its territories and possessions and in all foreign countries, now existing or that may be obtained with respect to the Inventions in addition to the Patents, and to any continuations, continuations-in-part, divisions, reissues, reexamination, renewals, substitutes and extensions thereof and all foreign counterpart patent applications, patents and patent rights thereof in the United States of America or in any foreign country for the full term or terms for which the same may be granted, including all priority rights under any international convention.  Assignor further agrees that the assignment of the Patent Rights includes, without limitation, any and all rights of enforcement with respect to the Patent Rights, including all rights to sue and recover damages for past, present and future infringement thereof and any and all causes of action related thereto.

Assignor hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into that would conflict with this Assignment.  Assignor further covenants that Assignee will, upon request, be provided promptly with all pertinent facts and documents relating to the Patent Rights and all legal equivalents as may be known or accessible to Assignor, and that Assignor will testify as to the same in any interference or litigation relating thereto and will promptly execute and deliver to Assignor or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce the Patent Rights and their equivalents in the United States or in any foreign country, which may be necessary or desirable in the discretion of Assignee to carry out the purposes hereof.  Assignor authorizes Assignee to record this Assignment with the United States Patent and Trademark

D-1-1

Office and with any foreign patent agency without any further consent or signature from Assignor.

IN WITNESS WHEREOF, this Assignment of Patent Rights has been duly executed and delivered by the undersigned on the date set forth below their respective signatures.

ASSIGNOR:

G. Lyle Habermehl
Date:

ASSIGNEE:

SIMPSON STRONG-TIE COMPANY INC.

By:
Title:
Date:

[California notary form attached.  Replace as necessary with notary forms for the jurisdiction of Assignor (e.g., Tennessee and Ontario and any other applicable jurisdictions).]

D-1-2

ATTACHMENT 1

LIST OF PATENTS BEING ASSIGNED

D-1-3

CALIFORNIA ALL PURPOSE ACKNOWLEDGEMENT

State of California
}		ss.
County of

On	, before me,	,
Date		Name and Title of Officer (e.g., “Jane Doe, Notary Public”)

personally appeared
Name(s) of Signer(s)

☐ personally known to me
☐ proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Place Notary Seal Above Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document
Title or Type of Document:

Document Date:		Number of Pages:

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer
Signer’s Name:		RIGHT THUMBPRINT
☐ Individual		OF SIGNER
☐ Corporate Officer – Title(s)		Top of Thumb Here
☐ Partner – ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other

Signer is Representing:

D-1-4

EXHIBIT D-2

ASSIGNMENT OF PATENT RIGHTS

(Patent Applications)

WHEREAS, G. Lyle Habermehl, an individual (“Assignor”), has acquired and owns exclusively the entire right, title and interest in and to those certain inventions described on Attachment 1 attached hereto and incorporated herein (collectively, the “Inventions”) and has further acquired and owns all right, title and interest in and to the applications for Letters Patent of the United States of America as filed with respect to the Inventions (the “Applications”) as set forth on Attachment 1 with respect to each such Invention (the Inventions, the Applications and any and all Letters Patent and further applications or legal protection issued in connection therewith being collectively called herein the “Patent Rights”); and

WHEREAS, Simpson Strong-Tie Company Inc., a California corporation having its principal place of business at 4120 Dublin Blvd., Suite 400, Dublin, California 94568 (“Assignee”), desires to acquire the exclusive right, title and interest in and to the Inventions, the Applications and any Letters Patent (and any similar legal protection to be obtained therefor in the United States of America and its territories and possessions and in any and all foreign countries) that issue with respect to the Applications (the “Patents”) pursuant to the terms of that certain Asset Purchase Agreement dated as of September       , 2004, by and between, among others, Assignor and Assignee;

NOW, THEREFORE, for good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee and its successors and assigns, full and exclusive right, title and interest in and to the Patent Rights, including but not limited to any legal protection in the United States of America and its territories and possessions and in all foreign countries, now existing or that may be obtained with respect to the Inventions in addition to the Patent Rights, and to any continuations, continuations-in-part, divisions, reissues, reexamination, renewals, substitutes and extensions thereof and all foreign counterpart patent applications, patents and patent rights thereof in the United States of America or in any foreign country for the full term or terms for which the same may be granted, including all priority rights under any international convention.  Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks to issue said Letters Patent or any legal equivalent thereof to and in the name of the Assignee and its successors and assigns, in accordance with this Assignment.  Assignor further agrees that the assignment of the Patent Rights includes, without limitation, any and all rights of enforcement with respect to the Patent Rights (and any similar legal protection to be obtained therefor in the United States of America and its territories and possessions and in any and all foreign countries), including all rights to sue and recover damages for past, present and future infringement thereof and any and all causes of action related thereto.

Assignor hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into that would conflict with this Assignment.  Assignor further covenants that Assignee will, upon request, be provided promptly with all pertinent facts and documents relating to the Patent Rights and all legal equivalents as may be known or accessible

D-2-1

to Assignor, and that Assignor will testify as to the same in any interference or litigation relating thereto and will promptly execute and deliver to Assignor or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce the Patent Rights and their equivalents in the United States or in any foreign country, which may be necessary or desirable in the discretion of Assignee to carry out the purposes hereof.  Assignor authorizes Assignee to record this Assignment with the United States Patent and Trademark Office and with any foreign patent agency without any further consent or signature from Assignor.

IN WITNESS WHEREOF, this Assignment of Patent Rights has been duly executed and delivered by the undersigned on the date set forth below their respective signatures.

ASSIGNOR:

G. Lyle Habermehl
Date:

ASSIGNEE:

SIMPSON STRONG-TIE COMPANY INC.

By:
Title:
Date:

[California notary form attached.  Replace as necessary with notary forms for the jurisdiction of Assignor (e.g., Tennessee and Ontario and any other applicable jurisdictions).]

D-2-2

EXHIBIT A

LIST OF APPLICATIONS BEING ASSIGNED

D-2-3

CALIFORNIA ALL PURPOSE ACKNOWLEDGEMENT

State of California
}		ss.
County of

On	, before me,	,
Date		Name and Title of Officer (e.g., “Jane Doe, Notary Public”)

personally appeared
Name(s) of Signer(s)

☐ personally known to me
☐ proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Place Notary Seal Above Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document
Title or Type of Document:

Document Date:		Number of Pages:

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer
Signer’s Name:		RIGHT THUMBPRINT
☐ Individual		OF SIGNER
☐ Corporate Officer – Title(s)		Top of Thumb Here
☐ Partner – ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other

Signer is Representing:

D-2-4

EXHIBIT E

ASSIGNMENT OF TRADEMARKS

This Assignment of Trademarks is made as of                        [Closing Date], 2004, between                            , a                             corporation (“Assignor”) and Simpson Strong-Tie Company Inc., a California corporation (“Assignee”).

A.            Assignor is the owner of the trademarks and service marks listed on Attachment 1 attached hereto and incorporated herein (the “Marks”), the United States Registrations listed on Attachment 1 (the “Registrations”), and the pending United States applications for registration listed on Attachment 1 (the “Registration Applications”).  Assignee desires to acquire and own exclusively the entire worldwide right, title and interest in and to the Marks, the Registrations and the Registration Applications (collectively, the “Trademark Rights”) for all purposes, and all goodwill relating thereto, whether such rights are based in common law or under federal or state statute, pursuant to the terms of that certain Asset Purchase Agreement dated as of September       , 2004, by and between, among others, Assignor and Assignee.

1.             NOW, THEREFORE, for good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee and its successors and assigns, full and exclusive right, title and interest in and to the Trademark Rights that Assignor may now have or ever has had for any and all purposes, together with all goodwill of the business symbolized by the Trademark Rights.  The foregoing assignment of the Trademark Rights includes, without limitation, (a) the right to register the Trademark Rights in the United States and in any foreign country, (b) all right, title and interest in and to the Registrations and the Registration Applications, (c) the exclusive right to sell, assign, lease, license, use or otherwise transfer or exploit the Trademark Rights, and (d) the right to enforce, sue for and collect damages by reason of any past, present or future infringement or misuse of any of the Marks.  To the extent that any of the Registration Applications being assigned to Assignee hereunder are “intent-to-use” registration applications, Assignor acknowledges and agrees that such Registration Applications are being assigned to Assignee in connection with a transfer of all goodwill and the assets relating to the business in connection with which the Marks covered by such intent to use Registration Applications will be used.

2.             Further Assurances.  Assignor agrees to execute and deliver to Assignee any and all instruments and documents that Assignee may reasonably consider necessary or convenient, and to provide all assistance reasonably requested by Assignee, to evidence, maintain, defend, effect or enforce this Assignment as well as Assignee’s right, title and interest in and to the Trademark Rights, and to effect the assignment and transfer of the Registrations and the Registration Applications to Assignee, including but not limited to the recordation of this Assignment in the United States Patent and Trademark Office and in any foreign country and jurisdiction.

3.             No Prior Transfers.  Assignor represents and warrants that Assignor has not previously assigned to any third party any right, title or interest in and to any of the Trademark Rights or the goodwill of Assignor with respect thereto.  Assignor acknowledges that Assignor shall have no right to receive any royalty, fee or other share or income or revenue that may be received by Assignee from the use, sale, license, publication, distribution or any other transfer or exploitation of the Trademark Rights.  Assignor shall discontinue all use of the Trademark Rights on the Closing Date (as such term is defined in the Asset Purchase Agreement).

4.             Exclusive Assignment.  This Assignment is absolute, exclusive and irrevocable.

5.             Successors and Assigns.  This Assignment shall bind and inure to the benefit of the parties and their respective successors and assigns.

IN WITNESS WHEREOF, this Assignment of Trademarks has been duly executed by the parties hereto as of the date first above written.

ASSIGNOR:

By
Name
Title

ASSIGNEE

SIMPSON STRONG-TIE COMPANY INC.

By
Name
Title

EXHIBIT A

DESCRIPTION OF MARKS, REGISTRATIONS
AND REGISTRATION APPLICATIONS

EXHIBIT F

CONSULTING AGREEMENT

This CONSULTING AGREEMENT is made as of                            [Closing Date], 2004, by and between Simpson Strong-Tie Company Inc., a California corporation (together with its wholly owned subsidiaries, “Strong-Tie”), and Quik Drive, U.S.A., Inc., a Tennessee corporation (“Consultant”), with reference to the following facts:

Pursuant to an Asset Purchase Agreement dated as of September       , 2004 (the “Asset Purchase Agreement”), Strong-Tie purchased at the date hereof substantially all of the assets and business of Consultant, as heretofore conducted (the “Business”).  Consultant will hereafter engage in the business of providing consulting services in the management and operation of businesses that develop, design, manufacture, market, distribute and sell collated screw delivery systems.  Strong-Tie desires to engage Consultant to assist Strong-Tie in managing and operating the Business, and Consultant desires to provide such assistance, on the terms and conditions provided in this Agreement.

In consideration of the premises and the mutual covenants and conditions herein, the parties agree as follows:

1.             Engagement; Acceptance.  Strong-Tie hereby engages Consultant to provide consulting services to Strong-Tie, and Consultant hereby accepts such engagement by Strong-Tie, on the terms and conditions hereinafter set forth.

2.             Services.  Strong-Tie hereby engages Consultant as a consultant and independent contractor to provide such assistance as Strong-Tie may reasonably request from time to time in the management and operation of the Business, subject to the conditions set forth in this section 2.  The parties agree that, except as expressly set forth below, Consultant shall not be required to devote a minimum amount of time to the performance of Consultant’s duties hereunder and that the performance of such duties will be consistent with the other commitments which Consultant has from time to time, it being understood that Consultant may be engaged in other endeavors which do not compete with the Business.  The parties hereby agree that Strong-Tie shall give Consultant reasonable advance notice of its request for Consultant’s services hereunder, and Consultant shall use reasonable efforts to provide the requested services.  Consultant’s services hereunder shall be performed exclusively by or under the direct and immediate supervision of G. Lyle Habermehl (“Habermehl”), who shall serve as a manager or officer of, or in any similar capacity with, Strong-Tie’s Quik Drive division, if and as Strong-Tie may consider appropriate, and Leigh Lister (“Lister”).  Consultant shall have such power and authority, subject to the overall direction of Strong-Tie, as Strong-Tie may determine from time to time.  Under no circumstances shall Consultant or any of its directors, officers or employees at the same time be an employee or partner of Strong-Tie while this Agreement is in effect.  Anything herein to the contrary notwithstanding, during the first two years of this Agreement, Habermehl shall provide a minimum of 100 days of service hereunder each year.  Thereafter, the parties shall mutually agree on a minimum number of days Habermehl will be required to work in any year.  Subject to section 7.2, Consultant may represent, perform services for, and contract with as many additional clients, persons or companies as Consultant sees fit.

3.             Fees and Expenses.  Strong-Tie hereby agrees to pay to Consultant during the term of this Agreement consulting fees at the rate of $1,000 per day worked by Habermehl and $750 per day worked by Lister.  In addition, Strong-Tie will reimburse Consultant for reasonable travel, entertainment and other business expenses incurred in connection with the performance of Consultant’s services hereunder, in accordance with the policy of Strong-Tie with respect thereto as in effect from time to time, a copy of which as currently in effect is attached hereto as Attachment A.  On any termination of Consultant’s engagement hereunder or this Agreement, Consultant shall be entitled only to Consultant’s fees hereunder to the date of such termination and reimbursement of business expenses so incurred by Consultant prior to termination.

4.             Taxes.  Consultant acknowledges and agrees that Consultant is and at all times will be fully and solely responsible for, and shall pay and discharge when due, any and all federal, state and local taxes levied on or measured by any and all compensation and expenses paid directly or indirectly by Strong-Tie to Consultant at any time.  Consultant represents that Consultant has properly filed prior to the due date, and covenants that Consultant will properly file prior to the due date, any and all federal, state and local tax returns relating to any of such compensation, in accordance with all applicable laws, rules and regulations.  Consultant shall provide to Strong-Tie, promptly on request, a true and complete copy of each such tax return.  Consultant shall indemnify and defend Strong-Tie and its shareholders, partners, directors, officers, employees, agents and affiliates and hold them harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, reasonable attorneys’ fees) suffered or incurred by any of them directly or indirectly in connection with any of such taxes.

5.             No Other Benefits.  Consultant’s employees and agents shall not be entitled to any rights or benefits afforded to Strong-Tie’s employees and shall not be entitled to participate in any medical, dental or other health plan, disability insurance, unemployment insurance, worker’s compensation, pension plan, profit-sharing plan or life insurance plan that Strong-Tie may adopt or maintain.  Consultant’s employees and agents shall not be entitled to receive from Strong-Tie any sick pay or vacation pay.  Consultant is responsible for providing, at Consultant’s own expense, worker’s compensation and any other required insurance, as well as all licenses and permits, necessary for Consultant and its employees to perform services hereunder.

6.             Term and Termination.  The engagement of Consultant by Strong-Tie pursuant to this Agreement shall commence on the date hereof and continue until the fifth anniversary of the date hereof.  Thereafter this Agreement shall be renewed automatically for successive periods of two years each.  Anything herein to the contrary notwithstanding, however, (a) Strong-Tie shall have the right to terminate this Agreement and Consultant’s engagement hereunder at any time if Consultant or Habermehl provides services to any person in violation of section 7.2; and (b) this Agreement and Consultant’s engagement with Strong-Tie may be terminated at any time by either party by notice to the other party given not less than ninety days prior to the termination date specified in such notice.

7.             Trade Secrets, Patents, Competition, Conflicts, Etc.

7.1           Trade Secrets.  Consultant acknowledges and agrees that Consultant has had and will have access to and has and will become acquainted with various trade secrets and other proprietary and confidential information of Strong-Tie (the “Trade Secrets”), which includes all “Confidential Matter” (as that term is defined in the Asset Purchase Agreement) and may also include, among other things, financial and operating data and other proprietary and confidential information; designs; equipment; devices; patterns; electronically recordable data or concepts; computer programs, software and hardware; software and hardware enhancements, modifications and improvements; databases; mask works; inventions; formulas; processes; compilations of information; books; papers; records; documents; files; specifications; names, addresses, names of agents and employees, buying habits, practices and needs (and Strong-Tie’s assessment thereof) of existing and potential clients, customers, distributors, dealers and representatives of Strong-Tie; marketing data and methods, operating practices and related data; costs of materials; prices Strong-Tie obtains or has obtained or at which it sells, has sold or intends to sell its products or services; information relevant to pricing or bidding, including methods or procedures for preparing bids; manufacturing methods; tooling; product performance information; quality control procedures and information; manufacturing or field operating processes or procedures; manufacturing and sales costs; information regarding the financial condition of Strong-Tie; compensation paid to Strong-Tie’s employees and consultants and other terms of employment or engagement; names, addresses, practices, methods and other information regarding Strong-Tie’s existing and potential joint venture partners, licensees, licensors, vendors, suppliers and distributors; and any of the foregoing that may have been or may be conceived, originated, discovered or developed by Strong-Tie or Consultant or any other consultants or employees of Strong-Tie while engaged or employed by Strong-Tie or on the basis of or using any Trade Secrets.

Consultant acknowledges and agrees that the Trade Secrets are regularly used or contemplated to be used in the business of Strong-Tie, are owned by Strong-Tie and are held in strict confidence by Strong-Tie and that Consultant will regard and protect the Trade Secrets as trade secrets and/or confidential information owned by Strong-Tie.  Nevertheless, “Trade Secrets” exclude any of the foregoing (a) that is now in or hereafter enters the public domain without breach of the Asset Purchase Agreement or this Agreement, (b) that an authorized executive officer of Strong-Tie has authorized for public dissemination, (c) that hereafter becomes known to or possessed by Consultant other than through either disclosure or delivery by Strong-Tie or the performance of services hereunder, or (d) that is hereafter learned or obtained by Consultant from sources having no duty of confidentiality to Strong-Tie that are unconnected with and unrelated to Consultant’s engagement by Strong-Tie.

Consultant represents, warrants and agrees that, except as required by Strong-Tie in the course of Consultant’s engagement with Strong-Tie, Consultant will not at any time, whether during or after Consultant’s engagement by Strong-Tie, without the specific written consent of Strong-Tie in the particular case, directly or indirectly use or authorize others (including but not limited to Habermehl) to use, or disclose or communicate to any person or entity, any Trade Secrets, for any purpose.  Consultant further acknowledges and agrees that this section 7 prohibits and precludes any use of Trade Secrets by Consultant or by any person obtaining any Trade Secrets directly or indirectly from Consultant in competition with Strong-

Tie.  Consultant further agrees that Consultant will immediately and fully inform Strong-Tie of any actual or suspected disclosure to or use by any third party of any Trade Secrets of which Consultant gains knowledge while engaged by Strong-Tie.

Notwithstanding anything to the contrary herein, Consultant shall be free to use and employ its general skills, know-how and expertise, and to use, disclose and employ any generalized ideas, concepts, know-how, methods, techniques or skills gained or learned during the course of the performance of the services provided hereunder which are retained in the memory of Habermehl, without deliberate memorization, so long as Consultant acquires and applies such information without any unauthorized use or disclosure under the Asset Purchase Agreement or this Agreement.

7.2           Competition.  Consultant acknowledges and agrees that, as a consultant to Strong-Tie, Consultant has participated or will participate in important aspects of Strong-Tie’s research, development, creative work, planning, operations and other activities, and that the use of any Trade Secrets in the conduct of any business or activity directly or indirectly competing with Strong-Tie’s business necessarily would constitute trading on Strong-Tie’s goodwill and reputation developed through Strong-Tie’s expenditure of substantial efforts and moneys and would unreasonably and unfairly impair Strong-Tie’s ability to conduct the Business profitably.

Consultant therefore acknowledges and agrees that, without limiting or affecting any provision of any other agreement between Strong-Tie and Consultant, Consultant will not, at any time during Consultant’s engagement with Strong-Tie, directly or indirectly own an interest in, join, operate, control, participate in or be connected, as an officer, director, manager, employee, agent, independent contractor, consultant, member, partner, shareholder (except as a holder of less than two percent of the capital stock of a corporation in the management and affairs of which Consultant has no control and which is the issuer of shares that are traded in a national securities market) or principal, with any person engaged in developing, producing, designing, providing, soliciting orders for, selling, distributing or marketing products or services that directly or indirectly compete with the Business in any markets in which Strong-Tie is now doing business or does business during Consultant’s engagement, or directly or indirectly take or permit any action in preparation for doing any of the foregoing.

7.3           Solicitation.  As further protection for the Trade Secrets, Consultant agrees that Consultant will not, directly or indirectly, and whether or not for compensation, (a) during the term of this Agreement, interfere or attempt to interfere with any contractual or business relationship or prospective business advantage of Strong-Tie, or (b) during the term of this Agreement and for one year thereafter, hire or engage or attempt to hire or engage any person who is, at the time of or at any time within one year prior to termination of this Agreement, an employee of or consultant to Strong-Tie.

7.4           Property.  Consultant agrees that all written materials, including, without limitation, files, records, documents, drawings and specifications, and all equipment and devices and all other items relating to the business of Strong-Tie, whether prepared by or with the assistance of Consultant or otherwise coming into Consultant’s possession, control or knowledge prior to or during the term of this Agreement, are and shall remain the exclusive property of Strong-Tie.  Consultant agrees that Consultant will not make or retain any originals, copies or reproductions of or excerpts from any of the Trade Secrets for Consultant’s use or the use of others.  On request by Strong-Tie at any time or on termination of Consultant’s engagement with Strong-Tie for any reason, Consultant shall immediately deliver to Strong-Tie all of the foregoing that are or have been in Consultant’s possession or under Consultant’s control, whether prepared or developed by or with the assistance of Consultant or otherwise coming into Consultant’s possession, control or knowledge during the term of this Agreement.

7.5           Inventions, Designs and Patents.  Consultant agrees that Consultant will promptly and fully disclose to Strong-Tie, and Strong-Tie agrees to keep confidential, all inventions, designs, creations, processes, technical or other developments, improvements, ideas and discoveries (collectively, “Inventions”), whether patentable or not, and all copyrightable works of any type or medium (“Works”), which Consultant obtains knowledge or information during Consultant’s engagement with Strong-Tie and which relate to the existing or contemplated products, services or business of Strong-Tie or to any research or experimental, developmental or creative work carried on or contemplated by Strong-Tie.  All Inventions and Works are and shall remain the exclusive property of Strong-Tie.  Consultant agrees that Consultant will assign, and hereby does assign, to Strong-Tie or its designee, all of Consultant’s right, title and interest in and to all Inventions (whether patentable or not) and all Works, conceived, originated, made, developed or reduced to practice by Consultant, alone or with others, while Consultant is engaged by Strong-Tie.  All Works are and shall be deemed to be “works for hire” under 17 U.S.C. §101 of the U.S. Copyright Act of 1976 and all other applicable laws and regulations.

During the term of this Agreement and for one year thereafter, Consultant agrees to reasonably assist Strong-Tie to obtain any and all patents, copyrights, trademarks and service marks relating to Inventions and Works and to execute all documents and do all reasonable things necessary to obtain letters patent and copyright, trademark and service mark registrations therefor, to vest Strong-Tie or its designee with full and exclusive title thereto, and to protect the same against infringement by others, all as and to the extent that Strong-Tie may reasonably request and at Strong-Tie’s expense, for no consideration to Consultant other than Consultant’s fees under section 3.

Notwithstanding any of the foregoing provisions of this section 7.5 to the contrary, this section 7.5 shall not apply to an Invention or Work developed entirely on Consultant’s own time without using Strong-Tie’s equipment, supplies, facilities or trade secret information except for those Inventions and Works that either (a) relate at the time of conception or reduction to practice of the Invention or Work to the Business or any other business of Strong-Tie or to demonstrably anticipated research or development of Strong-Tie, or (b) result from any work performed by Consultant for Strong-Tie.  Consultant has listed on Attachment B to this Agreement, which Strong-Tie agrees to keep confidential, all unpatented Inventions owned, conceived, originated, made, developed or reduced to practice by Consultant or Habermehl (whether or not prior to Consultant’s engagement with Strong-Tie) qualifying for the exception in the first sentence of this paragraph.  If disclosure of any such Invention would cause Consultant or Habermehl to violate any prior confidentiality agreement, Consultant has not listed such unpatented Invention on Attachment B to this Agreement, but has instead stated thereon the number of such Inventions that exist and whether or not each relates to the Business.

7.6           Injunctive Relief.  Consultant acknowledges and agrees that Consultant’s failure to perform any of Consultant’s covenants in this section 7 would cause irreparable injury to Strong-Tie and cause damages to Strong-Tie that would be difficult or impossible to ascertain or quantify.  Accordingly, without limiting any remedies that may be available with respect to any breach of this Agreement, Consultant consents to Strong-Tie seeking the entry of an injunction to restrain any breach of this section 7, without any necessity to post any bond or provide any security in connection therewith.

7.7           Nondisclosure to Strong-Tie.  Consultant represents, warrants and agrees that Consultant does not possess and will not use, in connection with Consultant’s engagement by Strong-Tie, and will not disclose to Strong-Tie, any trade secrets or other confidential or proprietary information or intellectual property in which any other person has any right, title or interest, without the express authorization of such other person.  Consultant represents and warrants that Consultant’s engagement by Strong-Tie as contemplated hereby will not infringe or violate the rights of any other person.

7.8           Trade Secrets of Third Parties.  Consultant acknowledges and understands that, in dealing with existing and potential suppliers, contracting parties and other third parties with which Strong-Tie has business relations or potential business relations, Strong-Tie may receive confidential and proprietary information and materials from such third parties subject to Strong-Tie’s understanding that Strong-Tie will maintain the confidentiality thereof and will require its employees and consultants to do so.  Consultant agrees to treat all such information and materials as Trade Secrets subject to this Agreement.

7.9           Other Agreements; Survival.  The representations, warranties and agreements in this section 7 are in addition to, and shall not limit or affect any of the covenants or agreements in the Asset Purchase Agreement and, except for section 7.2, shall survive any cancellation, termination, rescission or expiration of this Agreement and any termination of Consultant’s engagement with Strong-Tie.

8.             Name Change.  The parties acknowledge that Strong-Tie owns all right, title and interest in and to any trade name or trademark that includes the words “Quik Drive” and that Strong-Tie is willing to permit Consultant to use a name containing those words so long as this Agreement continues in effect.  On any termination of this Agreement or Consultant’s engagement hereunder, Consultant shall immediately change its name to a name that does not include any of the words now in its name or any variation or abbreviation thereof, and such new name shall not be confusingly similar to “Quik Drive”.

9.             Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

10.           Notices.  Except as otherwise specifically provided herein, any notice, consent, demand or other communication to be given under or in connection with this Agreement shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being mailed by first class mail, charges or postage prepaid, properly addressed, if to Strong-Tie, at its principal office, and, if to Consultant, at Consultant’s address set forth following Consultant’s signature below.  Either party may change such address from time to time by notice to the other.

11.           Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

12.           Assignment.  Consultant shall not assign this Agreement or any rights hereunder without the consent of Strong-Tie, and any attempted or purported assignment by Consultant without Strong-Tie’s consent shall be void.  This Agreement shall otherwise bind and inure to the benefit of the parties hereto and their respective successors and assigns.

13.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.           Construction.  The headings of sections hereof are for convenience of reference only and are not part of this Agreement.  As used herein, each gender includes each other gender, and the singular includes the plural and vice versa, as the context may require, and “person” shall be deemed to include natural person and corporation, limited liability company, partnership, joint venture, proprietorship, trust, association or other entity.  All references to sections are intended to refer to sections of this Agreement.

15.           Entire Agreement.  This Agreement and the Asset Purchase Agreement together contain the entire agreement of the parties and supersede all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether written or oral, between the parties, regarding the subject matter of this Agreement.  This Agreement may not be amended or modified except by a written instrument signed by both parties.

IN WITNESS WHEREOF, this Consulting Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

QUIK DRIVE, U.S.A., INC.	SIMPSON STRONG-TIE COMPANY INC.

By:
G. Lyle Habermehl, President		Michael J. Herbert
Chief Financial Officer
Address:

Facsimile:

CONSENT AND GUARANTY OF G. LYLE HABERMEHL

As a material inducement to Simpson Strong-Tie Company Inc. to enter into the foregoing Consulting Agreement, G. Lyle Habermehl, as the sole shareholder and director and the principal executive officer of Quik Drive, U.S.A., Inc., hereby consents to and approves such Consulting Agreement, covenants and agrees to cause Quik Drive, U.S.A., Inc. to perform all of its duties and obligations thereunder, personally guarantees the performance of all such duties and obligations, and agrees to be subject to and bound by all provisions of sections 7 and 8 of such Consulting Agreement as if he were the “Consultant” thereunder; provided that the undersigned shall have no liability for the failure or refusal of Quik Drive, U.S.A., Inc. to provide the services of the undersigned at any time when the undersigned is medically disabled or after the death of the undersigned.

G. Lyle Habermehl

ATTACHMENT A
TO
CONSULTING AGREEMENT

Simpson Strong-Tie Company Inc.
Travel & Expense Policy for Business Travel

The following policy is for Simpson Strong-Tie employees with regard to travel and related expenses.

Air Travel:

We want to take advantage of the lowest airfares available while using good judgment.

1.             Air travel must be approved in advance by your manager.

2.             When requesting reservations, plan as far ahead as possible. Give the travel agent a range of times when you may leave and/or arrive. This will allow for the lowest practical fare to be selected. Employees are expected to choose the airfare that provides the best value with regard to their travel needs.

3.             On some flights, considerable savings may be obtained by using a flight with a stop rather then a nonstop. We should take advantage of this whenever possible.

4.             Spouse business travel is permitted only in certain limited circumstances and must be approved by a branch manager or home office department before a reservation is made. Branch managers and department heads should email approval to Virginia Smith and Kathy Kuwitzky at the Home office before the reservation is made. Branch Managers & Home Office Department heads should get approval from Steve Lamson for any spouse travel. This could be a taxable event to the employee.

5.             Coach/Economy air travel is the only approved class of air travel within the U.S.

6.             International air travel is coach/economy or premium economy if available. Business or first class travel is not paid for by the company. An employee may use their own money or miles to upgrade to another class of service.

7.             Miles or points earned while traveling through airlines, hotels, etc. belong to the employee.

8.             If an employee chooses to stay over a Saturday night in order to get a reduced airfare, the company will pay for the additional night hotel stay, meals and parking if the cost difference is favorable to Simpson. Unless approved in advance, any sightseeing or additional expenses incurred are the responsibility of the employee.

9.             No more then two people who are responsible for the Profit and Loss of an individual location/branch may travel together. No more than three people who have either profit and loss responsibility across different locations/branches or are officers of the company may travel together.

10.           Ticketing must only be done through E-Tickets, unless the carrier you are using does not offer this service.

Meals:

For Simpson employees, when traveling alone or with other Simpson employees, they should use good judgment and only incur reasonable costs for meals.

A guideline range on meal allowances per person (including tip and tax) in the United States is (based upon recent surveys by Business Travel News):

Breakfast:	$0.00 - $11.00
Lunch:	$0.00 - $16.00
Dinner:	$0.00 - $31.00

(These guidelines are not for customer or business entertainment.)

Expense Reports:

1.             Receipts:  Employees should submit receipts for expenses incurred.

2.             Expense reports must be submitted with items that were incurred  not longer then 120 days ago.

Reimbursable Expenses:

Newspapers:	Yes
Movie ticket or hotel pay per view movie:	No during the week, Yes on a weekend
MiniBar in hotel room:	No on alcohol, non-alcoholic drinks or food from the MiniBar are discouraged given the high cost of these items.
Airline Clubs:	No
Rental Car Priority Programs:	No
Short Term Airport Parking:	No, unless you are dropping off or picking someone up
Lost or Stolen Luggage:	No
Theft:	No
Laundry or Dry Cleaning when traveling:	Yes if the trip is greater then one week

Local Transportation

You should use you own good judgment as to the most practical and cost effective means of local transportation.

Lodging

Moderately priced accommodations should be used. Our travel agency affiliate has negotiated rates, which are usually lower than published rates.

Car Rental

Before renting a car, consider the options and cost of other possible means of transportation (i.e. taxi, bus, train, airport limousine)

1.             In most circumstances, an intermediate size car should be rented. Exceptions include times when you may be carrying supplies or equipment or when two or more persons are traveling in the car.  Employees should refuel the car before returning it.

2.             Employees renting vehicles in the United States, the territories and possessions of the United States, Puerto Rico and Canada do not have to purchase auto liability coverage when renting vehicles as this liability is covered by our corporate automobile insurance program. When renting vehicle in any other country, you must purchase local liability coverage.

3.             We have negotiated corporate accounts with Alamo, Budget and Hertz. Please use the rental car company that provides the best rates.

Procedure for making Travel Arrangements

Call our travel agency, Hunter Travel managers at (925) 463-0560 or (800) 876-8785 and identify yourself as a Simpson employee.

Problems

If you encounter a problem while en route, contact Hunter Travel Managers at the numbers listed above. After business hours, call (800) 358-1093 (or the number on your itinerary) for assistance.

Questions

Please contact Virginia Smith or Mike Herbert at the home office.

ATTACHMENT B
TO
CONSULTING AGREEMENT

The undersigned Consultant certifies that Consultant owns the interest indicated below in the following inventions, designs, processes, technical or other developments, improvements, ideas and discoveries, as contemplated by section 7.5 of this Agreement:

QUIK DRIVE, U.S.A., INC.

By:
G. Lyle Habermehl, President

Date:	, 2004

EXHIBIT G

TRANSFEROR’S CERTIFICATE OF

NON-FOREIGN STATUS

The undersigned,                                                                                        , hereby certifies that:

1.             The undersigned is not a nonresident alien for purposes of U.S. income taxation;

2.             The U.S. taxpayer identifying number (or Social Security number) of the undersigned is                         ; and

3.             The home or official address of the undersigned is

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement that the undersigned has made here could be punished by fine, imprisonment or both.

Under penalties of perjury the undersigned declares that the undersigned has examined this certification and to the best knowledge and belief of the undersigned it is true, correct and complete.

[Quik Drive, U.S.A., Inc.]

Dated:		, 2004
	[By]		G. Lyle Habermehl[,President]

G-1

EXHIBIT H

Dated

Share sale agreement

Parties

Quik Drive, U.S.A., Inc.

Simpson Strong-Tie Australia, Inc.

G. Lyle Habermehl

Contact

Kerry Ryan/Charles Butcher

Partner/Lawyer

Deacons

1 Alfred Street, Circular Quay, Sydney NSW 2000

Telephone:                 +61 (0)2 9330 8327/9330 8142

Email:                                              kerry.ryan@deacons.com.au/charles.butcher@deacons.com.au

Website:                             www.deacons.com.au

Our ref:                                     2541441

Contents

1.	Definitions and interpretation

2.	Interdependent agreements

3.	Sale and purchase

4.	Purchase Price

5.	Procedure at Completion

6.	Warranties

7.	Indemnity

8.	Restraint on competition

9.	Precedence

10.	Further assurance

11.	Severability

12.	Variation

13.	Waiver

14.	Costs and disbursements

15.	Governing law and jurisdiction

Agreement dated                                                                                                  2004

Parties                                                       Quik Drive, U.S.A., Inc.

of 436 Calvert Drive, Gallatin, Tennessee 37066, USA

(Vendor)

Simpson Strong-Tie Australia, Inc.

of 4120 Dublin Boulevard, Suite 400, Dublin, California 94568, USA

(Purchaser)

G. Lyle Habermehl

of 173 Inlet Drive, Hendersonville Tennessee 37075, USA

(Habermehl)

Introduction

A.                                   The Company is incorporated under the Corporations Act 2001.  It has issued share capital of one ordinary share.

B.                                   The Vendor is the registered holder and beneficial owner of the Share.

C.                                   The Vendor has agreed to sell the Share to the Purchaser and the Purchaser has agreed to buy the Share from the Vendor on the terms of this Agreement.

D.                                   Habermehl is a director of the Company and the Vendor.

It is agreed

1.                                     Definitions and interpretation

1.1                             Definitions

In this Agreement:

(1)                                Accrued Rights means all accretions and rights attaching to or arising from the Share at or after the date of this Agreement, including all rights to receive dividends and to receive or subscribe for shares, notes or options, declared, paid or issued by the Company;

(2)                                 Agreement means this document, including any schedule or annexure to it;

(3)                                 Board means the board of directors of the Company;

(4)                                 Business means the business of marketing, distributing and selling collated screw fastening systems used in building construction carried on by the Vendor and/or the Company and/or G. Lyle Habermehl in Australia;

(5)                                 Business Records means all books of account, accounts, records and data however recorded and all other documents relating to the Company and the Business, including without limitation the company register and other statutory records of the Company;

(6)                                 Claims means any actions, suits, causes of action, debts due, costs, claims, liabilities, demands, damages, losses, costs and expenses of any description, decisions, judgments and orders either at law or in equity or arising under any statute;

(7)                                 Company means Quik Drive Australia Pty Limited ABN 59 088 883 863;

(8)                                 Completion means performance of the acts set out in clause 5, to be performed on the Completion Date;

(9)                                 Completion Date means the Closing Date as defined in the Master Agreement, or another date agreed to in writing by the Vendor and the Purchaser;

(10)                           Directors means the directors of the Company;

(11)                           Master Agreement means the Asset Purchase Agreement dated as of       September 2004 between (a) Vendor, Quik Drive Canada Limited and G Lyle Habermehl and (b) Simpson Strong-Tie Company Inc. and Simpson Manufacturing Co., Inc.;

(12)                           Mortgages includes legal mortgages and charges, equitable mortgages and charges, fixed or floating or both, liens, pledges and other security interests in respect of property;

(13)                           Purchase Price means the purchase price stated in clause 4.1; and

(14)                           Share means the one fully paid ordinary share in the capital of the Company, held by the Vendor.

1.2                                Interpretation

(1)                                 Reference to:

(a)                                 one gender includes the others;

(b)                                the singular includes the plural and the plural includes the singular;

(c)                                 a person includes a body corporate;

(d)                                a party includes the party’s executors, administrators, successors and permitted assigns; and

(e)                                 a statute, regulation or provision of a statute or regulation (Statutory Provision) includes:

(i)                                    that Statutory Provision as amended or re-enacted from time to time; and

(ii)                                 a statute, regulation or provision enacted in replacement of that Statutory Provision.

(2)                                 “Including” and similar expressions are not words of limitation.

(3)                                 Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

(4)                                 Headings and the table of contents are for convenience only and do not form part of this Agreement or affect its interpretation.

(5)                                 A provision of this Agreement must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of this Agreement or the inclusion of the provision in it.

2.                                     Interdependent agreements

2.1                                This Agreement and the Master Agreement are interdependent and must be completed at the same time.

2.2                                Completion of this Agreement is subject to and conditional upon Closing (as defined in the Master Agreement) of the Master Agreement.

3.                                     Sale and purchase

3.1                                The Vendor sells to the Purchaser and the Purchaser purchases from the Vendor the Share, together with all Accrued Rights, free from Mortgages and other encumbrances.

4.                                     Purchase Price

4.1                                The Purchase Price for the Share is US$[                     ].

5.                                     Procedure at Completion

5.1                                Completion will take place on the Completion Date at the offices of the US Counsel for the Purchaser, Shartsis, Friese & Ginsburg LLP, at One Maritime Plaza, 18th Floor, San Francisco, California, or as otherwise agreed between the Vendor and the Purchaser in writing.

5.2                                All documents required by the Purchaser under this clause 5 which are held by the Company in Australia will be taken to be delivered or procured if on Completion they are delivered to the Purchaser’s nominated solicitor care of Deacons, 1 Alfred Street, Circular Quay, Sydney, Australia, or as otherwise agreed between the Vendor and the Purchaser in writing.

5.3                                At Completion, the Vendor must deliver to the Purchaser:

(1)                                 transfers (registrable, subject to stamping) of the Share in favour of the Purchaser or the Purchaser’s nominees;

(2)                                 an undertaking by Habermehl to the Purchaser in the form of Annexure A confirming that the original certificate for the Share has been lost and appropriate searches procured;

(3)                                 the duplicate certificate for the Share duly issued by the Company;

(4)                                 all Business Records (including a complete and up to date list of customers and suppliers); and

(5)                                 any other documents of title or instruments of transfer necessary to enable the Purchaser to acquire the Share (together with all Accrued Rights and free from Mortgages and other Encumbrances) and effective control of the Business.

5.4                                At Completion, the Vendor must procure:

(1)                                 a direction in writing signed by the Vendor that the Board register the transfer of the Share subject to stamping, despite any contrary provision of the constitution of the Company; and

(2)                                 approval by the Board to the transfer of the Share for registration subject to stamping.

5.5                                At Completion, the Purchaser must pay the Purchase Price to the Vendor.

5.6                                At Completion, Habermehl must resign as an officeholder of the Company.

5.7                                At Completion, the Vendor must procure that the Directors deliver to the Purchaser a release in a form reasonably acceptable to the Purchaser by which the Vendor and the Directors release the Company from any claim which any of them have or might have had against the Company, relating to anything which occurred prior to Completion.  In addition, John Wainwright Lister and the Company shall release the Vendor and Habermehl from all obligations in the Deed of Indemnity to which clause 5.8 refers for events occurring after Completion.

5.8                                Notwithstanding clause 5.7, any release granted by John Wainwright Lister pursuant to clause 5.7 will not operate to limit the indemnification given by the Vendor in favour of John Wainwright Lister in the Deed of Indemnity dated 24 February 2004 or any undertaking by the Company in such Deed of Indemnity.

6.                                     Warranties

6.1                                The Vendor and Habermehl, jointly and severally, warrant, subject to the Master Agreement, to the Purchaser in the terms of the warranties in the Schedule, each of which is a separate warranty and is in no way limited by any other warranty.

6.2                                A warranty which refers to “the knowledge, information and belief” of the Vendor or Habermehl or that person’s “knowledge”, or contains words to that effect, and a warranty that the Vendor, Habermehl or the Company (as the case may be) is aware or is not aware of a matter, must be treated as including an additional warranty that the Vendor, Habermehl or the Company (as the case may be) has made due and careful enquiry as to the matter.

7.                                     Indemnity

7.1                                The Vendor and Habermehl, jointly and severally, indemnify and hold harmless the Purchaser and the Company against any Claims arising from or in connection with the loss of the original certificate for the Share, including, without limitation, any Claims any person may bring or seek to bring against the Purchaser or the Company asserting ownership of or any interest in the Share.

8.                                     Restraint on competition

8.1                                The Vendor and Habermehl jointly and severally agree with the Purchaser that in order to protect the goodwill of the Company and the Business neither the Vendor nor Habermehl will, either directly or indirectly at any time for the period of:

(1)                                 5 years after the Completion Date;

(2)                                 4 years after the Completion Date;

(3)                                 3 years after the Completion Date;

(4)                                 2 years after the Completion Date;

(5)                                 1 year after the Completion Date,

own an interest in, join, operate, control or participate in or be connected as an officer, employee, agent, independent contractor, consultant, partner, member, manager, shareholder (except as holder of not more than 2% of the outstanding stock of any corporation, which stock is actively and publicly traded) or principal with, any corporation, limited liability company, partnership, joint venture, proprietorship, association, firm or other entity or person engaged in any business that would be competitive with the Business as conducted on or prior to the Completion Date in any state or territory or other jurisdiction where the Business shall have been conducted as of the Completion Date or where any customer of the Company or the Business is located as of the Completion Date.

9.                                     Precedence

9.1                                As between the parties to this Agreement, the Master Agreement prevails to the extent of any inconsistency with the provisions of this Agreement.

10.                              Further assurance

10.1                          Each party must use commercially reasonable efforts at its own cost promptly to do all things (including executing all documents) necessary or desirable to give full effect to this Agreement.

11.                              Severability

11.1                          If anything in this Agreement is unenforceable, illegal or void then it is severed and the rest of this Agreement remains in force.

12.                              Variation

12.1                          An amendment or variation to this Agreement is not effective unless it is in writing and signed by the parties.

13.                              Waiver

13.1                          A party’s failure or delay to exercise a power or right does not operate as a waiver of that power or right.

13.2                          The exercise of a power or right does not preclude either its exercise in the future or the exercise of any other power or right.

13.3                          A waiver is not effective unless it is in writing.

13.4                          Waiver of a power or right is effective only in respect of the specific instance to which it relates and for the specific purpose for which it is given.

14.                              Costs and disbursements

14.1                          Each party must pay its own costs and disbursements connected with the negotiation, preparation and execution of this Agreement.

14.2                          The Purchaser must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement.

15.                              Governing law and jurisdiction

15.1                          The law of the State of California, USA governs this Agreement.

15.2                          The parties submit to the non-exclusive jurisdiction of the courts of the State of California, USA.

The Schedule

Warranties

Introduction and information

(1)                                 The statements made in the introduction and the information given by or on behalf of the Vendor to the Purchaser regarding the Share are true and correct in every particular.

(2)                                 Neither the Vendor nor Habermehl is aware of any act, matter, or thing which may have a material detrimental effect on the value of the Share, or the financial position of the Company and the Business.

(3)                                 At Completion, the Company will have on issue one ordinary share.

(4)                                 At Completion, the Purchaser will have the ability to control the operations and management of the Company and the Business.

The Share

(1)                                 The Vendor is the registered holder and beneficial owner of the Share and has power to transfer title to the Share.

(2)                                 The Share is fully paid and is free from all Mortgages and encumbrances.

(3)                                 There are no restrictions on the transfer of the Share, save that the approval of the Board may be required in order to register the transfers and save that there are pre-emptive rights which have all been waived.

(4)                                 The Company has not granted to any person a right to subscribe for or acquire any of the Company’s unissued shares.

(5)                                 No person has any pre-emptive right with respect to the Share that has not been waived.

(6)                                 No shareholder or other agreements exist between the Company and shareholders other than the Purchaser to which the Purchaser is required to become a party on Completion.

Executed as an agreement.

Signed for and on behalf of Quik Drive, U.S.A., Inc. by its authorized person in accordance with its constitution and the laws of Tennessee in the presence of:

Signature of witness	Signature of authorised person

Name of witness (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

Address of witness

Signed for and on behalf of Simpson Strong-Tie Australia, Inc. by its authorised person in accordance with its constitution and the laws of California in the presence of:

Signature of Witness	Signature of authorised person

Name of witness (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

Signed by G. Lyle Habermehl in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Annexure A

LOST SHARE CERTIFICATE

QUIK DRIVE AUSTRALIA PTY LIMITED

(Company)

APPLICATION AND STATUTORY DECLARATION

Section 1070D of the Corporations Act 2001

I, G. Lyle Habermehl, as a director of the Company and Quik Drive, U.S.A., Inc. (Quik Drive USA), do solemnly and sincerely declare as follows:

1.                                       Quik Drive USA is the holder of one ordinary share in the Company (Share).

2.                                      Quik Drive USA was issued with share certificate number [insert number] for the Share (Share Certificate).

3.                                      The Share Certificate has been lost.

4.                                      The Company, Quik Drive USA and I have made and procured to be made proper searches for the Share Certificate.

5.                                      None of the Company, Quik Drive USA or I have pledged, sold or otherwise disposed of, or permitted the creation of any interest in or encumbrance over, the Share the subject of the Share Certificate.

6.                                      Should Quik Drive USA or I find the Share Certificate or if the Share Certificate otherwise comes into the possession or control of Quik Drive USA or I, Quik Drive USA or I (as the case may be) will immediately return the Share Certificate or procure the Share Certificate’s return to the Company.

DECLARED at	)
on	)
2004)
Before me:		G. Lyle Habermehl

Solicitor / Justice of the Peace

EXHIBIT I

OPINION OF COUNSEL FOR SELLERS

Capitalized terms used and not otherwise defined herein have the meanings respectively ascribed to them in the Asset Purchase Agreement.

(a)           Each Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to conduct business and is in good standing as a foreign corporation under the laws of each jurisdiction where, by virtue of its business conducted therein, it is required to be so qualified, except where the failure to be so qualified will not have any material adverse effect on any Company or its business, assets or financial condition.

(b)           The authorized capital stock of (1) Quik Drive USA consists of                shares of common stock, par value $        per share, of which                shares have been issued, (2) Quik Drive Canada consists of                shares of common stock, par value $       per share, of which                shares have been issued, and (3) Quik Drive Australia consists of                shares of common stock, par value $       per share, of which                shares have been issued.  All such shares that have been issued were duly and validly issued and sold in compliance with federal securities laws and, to our knowledge, all applicable state securities laws and are outstanding, fully paid, nonassessable and free of preemptive and similar rights.  None of the Companies has issued any other capital stock or securities or instruments convertible into, exchangeable for or exercisable to purchase or otherwise acquire any capital stock of any Company.

(c)           Each Seller has all necessary power, authority and capacity to carry on its business as now being conducted, to own its assets, to sell its Assets to Buyer as contemplated by the Agreement, to execute and deliver the Agreement and the other agreements, assignments, instruments, certificates and documents contemplated thereby (collectively, the “Transaction Documents”) and to perform his or its obligations thereunder, and all necessary action and other proceedings, including obtaining all necessary waivers, approvals and consents from third parties and others, required to be taken by any Seller to authorize and carry out the Agreement and the other Transaction Documents and the transactions thereunder have been duly and properly taken or obtained.

(d)           The Agreement and the other Transaction Documents have been duly executed and delivered by the respective Sellers party thereto, and constitute legal, valid and binding agreements of Sellers, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and except for limitations imposed by general principles of equity on the availability of equitable remedies.

I-1

(e)           To the best of our knowledge and belief after reasonable inquiry, Sellers have, and at the Closing Buyer will acquire, good and marketable title to all of the Assets, free and clear of all Liens.

(f)            The execution and delivery by Sellers of the Transaction Documents, the performance by them of their respective obligations thereunder and their performance of, fulfillment of and compliance with all of the terms and conditions thereof, do not and will not conflict with, breach or result in a breach of, constitute a default under, result in the creation of any Lien on any of their respective properties pursuant to, violate or result in a violation of any Lien, agreement, indenture or instrument known to us, or any law, statute, code, ordinance, rule, regulation, order, judgment or decree, to or by which any Seller or Quik Drive Australia is a party, is subject or is bound.

(g)           We do not know, after reasonable inquiry, of any litigation, proceeding or governmental investigation pending or threatened against or relating to any Seller, Quik Drive Australia, any of the Assets or any of the transactions contemplated by the Transaction Documents or of any legal impediment to the continued operation and use of the Assets by Buyer in the ordinary course of business in the manner in which the Assets have heretofore been used by the Companies and Habermehl.

Certain of the foregoing opinions are provided in reliance in part on certificates of officers of Sellers, copies of which are enclosed.

I-2

EXHIBIT J

OPINION OF COUNSEL FOR BUYER

Capitalized terms used and not otherwise defined herein have the meanings respectively ascribed to them in the Asset Purchase Agreement.

(a)           Parent is duly organized and validly existing as a corporation and is in good standing under the laws of the State of Delaware.  Buyer is duly organized and validly existing as a corporation and is in good standing under the laws of the State of California.

(b)           Each of Buyer and Parent has all necessary power, authority and capacity to carry on its business as now being conducted, to own its assets, to purchase the Assets as contemplated by the Agreement, to execute and deliver the Agreement and the other agreements, assignments, instruments, certificates and documents contemplated thereby (collectively, the “Transaction Documents”) to which it is a party and to perform its obligations thereunder, and all action and other proceedings of its Board of Directors and stockholders required to be taken for it to authorize and carry out the Agreement and the other Transaction Documents to which it is a party and the transactions contemplated thereby have been duly and properly taken or obtained.

(c)           Each of Buyer and Parent has duly executed and delivered the Agreement and each other Transaction Document to which it is a party, and the Agreement and each such Transaction Document constitute its legal, valid and binding agreements, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and except for limitations imposed by general principles of equity on the availability of equitable remedies.

(d)           The Parent Shares, when issued in accordance with the Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

J-1

Schedule 1.1.3(a)
Assigned Contracts

BANK
Bank of America	Disbursement Request & Authorization	12/12/2000
Bank of America	Landlords Consent - LWP, Inc.	12/13/2000
Bank of America	Landlords Consent - Quik Drive Head Office	12/13/2000
Bank of America	Agreement for Commercial Automated Investment Account	12/18/2000
Bank of America	Agreement for Commercial Automated Investment Account	12/19/2000
Bank of America	Authorization & Agreement for Treasury Services	2/8/2001
Bank of America	Promissory Note	2/14/2001
Bank of America	Promissory Note	2/14/2001
Bank of America	Corporate Signature Card	12/19/2001
Bank of America	Agreement to Provide Insurance	8/1/2002
Bank of America	Business Loan Agreement	8/1/2002
Bank of America	Certificate of Corporate Resolution to Borrow	8/1/2002
Bank of America	Commercial Security Agreement	8/1/2002
Bank of America	Corporate Resolution to Borrow/Grant Collateral	8/1/2002
Bank of America	Notice of Final Agreement	8/1/2002
Bank of America	Notice of Insurance Requirements	8/1/2002
Bank of America	Merchant Card Service Agreement	2/7/2001
American Express/Canadian Imperial Bank of Commerce	Merchant Card Service Agreement	09/12/2003
[Discuss which, if any, Bank documents will be assigned]

TOOLING AGREEMENTS

Quality Mfg	Manufacture’s Certificate of Origin	10/3/1996
Quality Mfg	Assembly Machine for Extension Tube	10/3/1996
Quality Mfg	Form & Pierce Machine	8/7/2003
Siu Yip Plastic Moulds	Small Toolbox - Lg Toolbox	7/26/2003
Precision Production	Dieset	8/17/2004

Fwujih Die Casting Co., LTD	Aluminum Casting Moulds/Copper Die/Plastic Inject Die	7/25/2003
Kredier Corporation	/103001/105015/17/47/57/75/77/96/135/210/237/280/107054	7/28/2003
Atlas Pressed Metals	Molds - PN105490/105381	4/15/2004
Kredier Corporation	103001/105010A/15/17/47/57/75/77/96	9/26/2004
LWP Inc	Tooling/Fixtures & Molds	9/20/1999
Precision Production	105048 - Bit Wrench	1/23/1997
Precision Production	Torque Testing Fixture	12/5/2000
Aero Metals	2 - 21/2” & 3” G.T. Mold, Pro250 & Pro300 G.T. Mold, Gauge - Pro250	12/5/2000
Tuecast Precision	101018/21/19/07/12	1/23/1997
Precision Tool & Die	105048	1/23/1997
O Rings West, Inc.		6/10/2004
H&H Swiss Machine Products, Inc		6/23/2004
Aero Metals		8/17/2004
Colson Tennessee	105375/376/377/396/397/398/400/624/711/716/150118/121/123/108	8/23/2004
Kreider Corporation	105015/017/047/057/075/077/096/135/210/237/280/107054 & 103001	8/23/2004
Siu Ypi Plastics	Small Toolbox/QDA158/107301-303/107186-187/201112/107 196/107182	8/18/2004

WAREHOUSE LEASE AGREEMENTS
Lessor	Lessee
Nick & Tina Andriopoulos	Quik Drive Australia Pty LTD	8/25/2003
Losee Business Center, LLC	Quik Drive U.S.A, Inc. - Las Vegas Warehouse-Addendum 1	7/29/2004
Glen Corporation	Quik Drive Canada, Inc.	4/19/2004
Glen Corporation	Summary of Charges	8/27/2004

CUSTOMER AGREEMENTS
Sphere 1	Preferred Vendor Agreement	8/1/2004
Do it Best Corporation	Terms & Conditions	3/7/2000
Brenna AS, Norway	Distribution Agreement	9/11/1999
Reno-Depot	Vendor Buying Agreement	10/25/1999
Amazon.com	Vendor Buying Agreement	3/4/2004
Ace Hardware Corporation	Electronic Payments Agreement	7/21/2004
Lowe’s Company	Vendor Buying Agreement	10/6/2003
Lowe’s Company	Electronic Payments Agreement	3/23/2004
Lowe’s Company	Suppplier Support Commitment Form	12/31/2003

Lowe’s Company	Rebate Schedule	1/1/2004
Coventry Fasteners	Trading Terms	2/1/2004
NBSG Group	Trading Terms	7/1/2004
Construction Supply & Specialists PTY	Supplier Bill of Rights	4/1/2002
Orgill, Inc.	Trading Terms	6/21/2004
Cimarron Lumber	Vendor Buying Agreement	9/6/2002
Lumbermen’s Merchandising Corporation	Vendor Buying Agreement	8/9/2004
Orco 2004 Programming	Vendor Buying Agreement	1/1/2004
White Cap Industries	Proposal for Supply	9/8/2003
Lance Bisset LTD	Volume Rebate Program	4/12/2004
Home Hardware Stores LTD	Discount Agreement	10/1/2003
Rona	Commercial Agreement	1/1/2003
Cimmaron Lumber	Vendor Indemnity Agreement
Ausco Building Systems	Vendor Contract	6/1/2004

SALES/ AGENCY AGREEMENTS
Michael A. Fulton Company	Sales Agency Agreement	1/4/1999
Berton Sales	Sales Agency Agreement	1/4/1999
Details, Inc.	Store Service Agreement	1/1/2002
Zina International - QVC	Marketing & Sales Agreement	8/1/2002
Vermont American Corporation	Distributorship Agreement	7/26/1999
Exhomde, LLC - Home Depot	Marketing & Sales Agreement	1/10/2000
Eastern Region Salesmen	Quarterly Bonus Program	1/18/2004
Canadian Employees	Bonus Agreements (See Schedule 5.1.17)	6/18/2004
Development Mktg	Buyer Term & Agreement	9/6/2002
Noral Mktg	Marketing & Sales Agreement

TRADE SHOW CONTRACTS
Southern Building Show	Exhibit Space Contract	6/25/2004
NHS 2005	Exhibit Space Contract	7/24/2004
AWCI	Exhibit Space Contract	7/28/2004

Deck Expo III	Exhibit Space Contract	6/10/2004
Orgill, Inc.	Exhibit Space Contract	8/12/2004
International Builder’s Show	Exhibit Space Contract	2/9/2004

Residence Inn/Marriott	Hotel Accommodations/Reservations	4/22/2004
Do it Best Market	Exhibit Space Contract	6/10/2004
STAFDA	Exhibit Space Contract	6/29/2004
Construct Canada 04	Exhibit Space Contract	3/16/2004
JLC Live	Exhibit Space Contract	1/1/2004
AHMA	Exhibit Space Contract	3/31/2004
Fastener Fair - Stuttgart	Exhibit Space Contract	8/17/2004
Batimat 2005	Exhibit Space Contract	8/10/2004
BMR	Exhibit Space Contract	10/29/2002

CONFIDENTIAL DISCLOSURE AGREEMENTS

Fwu-Jih Die Casting Industrial	Confidential Disclosure Agreement	12/2/2001
Hitachi Power Tools	Confidential Disclosure Agreement	0/00/00
C&S Metal Products	Confidential Disclosure Agreement	3/12/2003
Mechanical Galv-Plating Corp.	Confidential Disclosure Agreement	6/8/2004
Jay Cee Sales & Rivets	Confidential Disclosure Agreement	8/16/2004
O Rings West, Inc	Confidential Disclosure Agreement	6/10/2004
Swan Secure Products	Confidential Disclosure Agreement	6/9/2004
Action Bolt & Screw	Confidential Disclosure Agreement	6/1/2004
C&H Distributors, LLC	Confidential Disclosure Agreement	6/11/2004
Cumberland Printing	Confidential Disclosure Agreement	6/4/2004
Exair Corporation	Confidential Disclosure Agreement	6/22/2004
Wang’s Brother Plastic	Confidential Disclosure Agreement	4/19/2002
Dubai Wire	Confidential Disclosure Agreement	11/3/2000
H&H Swiss Machine Products, Inc.	Confidential Disclosure Agreement	6/22/2004
Aero Metals Inc.	Confidential Disclosure Agreement	8/10/2004
Porter Cable	Confidential Disclosure Agreement	12/5/1995
Atlas Bolt & Screw	Confidential Disclosure Agreement	5/11/1997
Bryan Peters	Exair Corporation	8/18/2004
John T. Patton	Kreider Corporation	8/24/2004

See attached list of Confidential Disclosure Agreements

POWER OF ATTORNEY
LBMC	Declaration for Franchise Tax Board	9/25/2003
UPS Supply Chain Solutions	Customs Power of Attorney	5/13/2004
BDP, International	Customs Power of Attorney	11/15/2002
Russell A. Farrow Inc	Customs Power of Attorney	2/23/2004
Emery Customs Brokers	Customs Power of Attorney	4/3/1996
Yusen Air & Sea Service	Customs Power of Attorney	3/19/2004
V. Alexander Co., Inc.	Customs Power of Attorney	3/2/2004
Team Worldwide	Customs Power of Attorney	5/22/2002
Yellow Global	Customs Power of Attorney	5/31/2001
Schenker, Inc.	Customs Power of Attorney	5/10/2001
JAS Forwarding Inc.	Customs Power of Attorney	10/10/2000
DANZAS	Customs Power of Attorney	8/23/2001
Emery Worldwide	Customs Power of Attorney	10/10/2000
Near North Custom Brokers	Customs Power of Attorney	8/18/2004

VARIOUS DOCUMENTS
City of Gallatin - Planning Comm.	Inspection Letter	5/16/2002
Dept of Environment & Conservation	Regulatory Requirements/Storm Water Discharge	2/1/2001
NEAC	Inspection for used oil disposal	4/9/2001
Dept of Labor & Workforce - TN	Boiler & pressure Vessel Inspection	1/1/2000
Dept of Labor & Workforce - TN	Certificate of Boiler Inspection	12/20/2002
Gallatin City Recorder	Property Taxes	2/1/2004
Carl Oldham	Warranty Deed	1/20/1995
Riches & McKenzie	Listing of US Patents	10/31/2001
US Patent & Trademark Office	Trademark Application
Sonic Wall - PPd 1 Year in Advance	Antivirus - expires 12/03/05
Australia - expires 12/24/04
SOHO3-10 - expires 11/26/04
Gallatin PRO100 - expires 06/28/05
Las Vegas - Expires 12/28/04
Toronto - expires 06/28/05
CRISPO Canada, Inc.	Patent Litigation Agreement	12/8/2003
Quik Drive Usa, Inc.	Certificate of Occupancy	2/28/2002
Quik Drive Usa, Inc.	Contract Pricing
Department of Treasury	Customs Security Bond	5/31/2001

State of Tennessee	Certificate of Title - 95 GMC	10/6/1994
Penske Truck Leasing	Bill of Sale	3/9/1998
J. Inman Advisors, LLC	Consulting Services Agreement	5/8/2004
Sumner Regional Health Systems, Inc.	Corporate Health Management	8/18/1997

SUPPLIER AGREEMENTS
University of Louisville Research	Service Agreement	7/1/2000
Porter Cable Corporation	Exclusive Patent License Agreement	2/18/1997
James Hardie Research Pty LTD	Consent to Use Trademark in Advertising Agreement	12/1/2000
K. TICHO	Supply Agreement	10/23/2002
Mechanical-Galv Plating Corp.	Guaranty	11/27/2000
AWCI Construction Dimensions	Publications Agreement	4/27/2004
Vermont American	Supply Agreement	4/15/1999
Alarmco Las Vegas Warehouse	Installation & Monitoring Agreement	2/3/2004
NCO Financial Systems, Inc.	Credit Reporting Contract	6/21/2004
Cox Business Services	Commercial Service Agreement - Internet Service & IP Address	1/8/2004
Enterprise	Vehicle Lease	7/20/2000
Better Business Equipment	Minolta EP 1085 Copier System	4/24/2001
Pitney Bowes Credit Corp.	Mailing Machine - Lease	5/14/2002
Pitney Bowes Credit Corp.	Protection Plan	2/8/2002
Ever Pure Water Systems	Water Cooler	3/20/1998
Harrison Security Services	Security Monitoring System & Agreement	1/19/2004
ATA Controls	Time clock Support Contract	7/15/2004
UPS Online WorldShip	Support Equipment Agreement	7/3/2001
InnoTech, LLC	Rental Service Agreement	3/20/1998
US Pest Protection	Pest Control Agreement	5/1/2001
Better Business Equipment	Notice of Lease Modification	5/2/2001
Sprint	Centurion Service Agreement-Phones	12/17/2001
Bellsouth Business Internet Services	Master Agreement	7/2/2003
AT&T	Master Agreement	7/15/2003
Nextel	Subscriber Agreement	2/27/2003
Verizon Wireless	Service Agreement	6/16/2004
Black Creek Janitorial	Service Schedule	10/23/2004
Environmental Air Systems	Planned Maintenace Agreement	6/7/2004
Pitney Bowes Credit Corp.	Series Agreement	12/1/2003

Welder’s Supply & Equipment, Inc.	Cylinder Rental Agreement	10/01/2004
BFI	Service Agreement - Waste/Garbage	8/21/1992
Cintas	Service Agreement - Uniform Rental	10/30/2002
Verizon Wireless	Service Agreement/Production	9/3/2003
G&K Services	Service Agreement/Safety Rugs	5/1/2002
Dun & Bradstreet	Supplement to Current Contract	3/8/2004
Paychex	Electronic Network Services Agreement	12/15/1999
T Mobile	Off Site Service Agreement-HT225CF23123	7/9/2003
T Mobile	Off Site Service Agreement-HT224CF01858	7/9/2003
T Mobile	Off Site Service Agreement-HT237CF21241	7/9/2003
T Mobile	Service Agreement-525-8037	7/14/2003
T Mobile	Service Agreement-525-8033	7/14/2003
T Mobile	Service Agreement-525-8031	7/14/2003
T Mobile	Service Agreement-525-8025	7/14/2003
T Mobile	Service Agreement-525-8021	7/14/2003
T Mobile	Service Agreement-335-2768	9/8/2003
Federal Express Canada Ltd	Thermal Printer License	12/04/2003
Canadian Linen	Floor Mats (no written agreement)
Enbridge	Natural gas heating (no written agreement)
Vaughan Hydro	Electric Service (no written agreement)
Bell Canada	Watts, regular and high speed internet telephone service (no written agreement)
Waste Management	Trash removal service (no written agreement)
Voxcom	Security Alarm Service Agreement
Armor Personnel	Temporary Services
Home Depot	Revolving Account
Staples	Revolving Account

Purchase orders in the aggregate amount of $                             as of the date hereof.

See attached list of Consulting and Security Agreements.

CONSULTING & SECRECY AGREEMENTS

Name	Date

Paul Scherer	5/3/93
Kurt M. Korfhage	10/23/95
Bob Gessler & RDC Industries	1/31/95
Ernest Davis - Davis Machinary & Sales, Inc	6/16/93
Kent Godstead	5/7/93
Henry Maupin - Intools Inc.	5/19/93
Bill Roberts - Lextech	6/11/93
John W. Nevil - Northwestern Industrial Specialists	5/28/93
James Smith	5/8/93
RDC Industries	4/6/93
Allen Ziehr, Jr.	5/27/93
Raymond Cooper	4/14/94
Omitech, Inc.	1990
Herman Topolsek - Interactive Designs, Inc.	8/28/90

Schedule 1.1.5

Scheduled Assets

Scheduled Assets currently on company books

Account Number	Asset Description	Date Acquired	Original Cost	Depreciation through 06/04	NBV 06/30/04

Administrative
1615 Desk & Credenza (GLH)		8/4/1998	$12,071.00	$10,983.71	$1,087.29
1615 Freight charge for GLH Furniture		8/4/1998	$1,528.19	$1,391.83	$136.36
1615 Office Furniture (GLH)		8/13/1998	$1,473.00	$1,341.56	$131.44
1615 Freight for 2 PC Sofa & Chair		8/25/1998	$228.79	$208.36	$20.43
1615 Décor Pacage for GLH’s Office		9/26/1998	$214.87	$195.71	$19.16
1615 Sony Laptop Computer		4/20/1999	$2,452.92	$2,452.92	$—
			$17,968.77	$16,574.09	$1,394.68

Leashold
1630 Plant Remodeling		3/3/1995	$26,136.21	$6,226.92	$19,909.29
1630 Painting-part of factory, offices		3/3/1995	$4,618.61	$1,100.41	$3,518.20
1630 Painting		3/10/1995	$1,316.63	$313.67	$1,002.96
1630 Electrical Wiring		3/15/1995	$1,727.40	$411.52	$1,315.88
1630 Plant Remodeling		3/31/1995	$18,239.22	$4,345.42	$13,893.80
1630 Fee’s and Services re plant remodel		3/31/1995	$1,432.68	$341.36	$1,091.32
1630 Design fees and drawings		3/31/1995	$3,200.00	$762.40	$2,437.60
1630 Dock levelers and Shelters		4/24/1995	$5,539.55	$1,307.97	$4,231.58
1630 100’ of 8’ 11.5ga fencing and gate		8/24/1998	$1,480.00	$1,347.93	$132.07
1630 8’ x 10’ 432 series overhead door		8/25/1998	$3,808.00	$3,468.13	$339.87
1630 Project QD 5113-Reconstruct offices		9/15/1998	$68,067.87	$10,108.34	$57,959.53
1630 Carpeting		9/15/1998	$4,906.13	$4,468.27	$437.86
1630 Repaint conference room wall		10/18/1998	$125.00	$18.34	$106.66
1630 Carpet in Conference Room		10/18/1998	$700.00	$637.55	$62.45
1630 Fence for Parts Area		3/1/1999	$1,350.00	$1,109.03	$240.97

1630 Advertising Office	3/13/2000	$2,200.00	$242.09	$1,957.91
1630 Air Conditioner for front office	7/24/2000	$9,372.55	$6,863.11	$2,509.44
1630 Air Conditioner	8/9/2000	$6,595.54	$4,829.59	$1,765.95
1630 New Lights for Production Area	7/3/2002	$8,000.00	$3,626.84	$4,373.16
1630 Repair metal roof	1/7/2004	$3,977.79	$284.16	$3,693.63
		$172,793.18	$51,813.05	$120,980.13

Scheduled Assets not on company books

All paintings, pictures, wall hangings and other ornamentation at all locations

All equipment, furnishings and other personal property in G. Lyle Habermehl office

All personal property of G. Lyle Habermehl in segregated area of warehouse

All personal property of employees in their work area (usually readily identifiable as personal, rather than corporate, assets)

Schedule 3.1.16

No Changes in Law

The Canadian International Trade Tribunal (“CITT”) has determined that there has been dumping and subsidizing of carbon steel or stainless steel fasteners, including screws, originating in or exported from the Peoples Republic of China and Chinese Taipei causing injury to the domestic industry.  The Canada Border Services Agency (“CBSA”) and CITT are continuing the investigation.  If the CBSA confirms that there has been dumping, tariffs may be imposed.

Schedule 5.1.2

Capitalization

Company	Shareholder

Quik Drive USA, Inc
Authorized – 1,000 shares, no par value
500 shares issued and outstanding	G. Lyle Habermehl

Quik Drive Canada, Inc.
Authorized – unlimited shares, no par value
1 share issued and outstanding	G. Lyle Habermehl

Quik Drive Australia Pty Limited
Authorized - 1 ordinary share
1 ordinary share issued and outstanding	Quik Drive USA, Inc.

Schedule 5.1.5

Directors and Officers

Quik Drive USA, Inc.
Director	G. Lyle Habermehl
President	G. Lyle Habermehl
CFO & Secretary	C. Leigh Lister
VP- Sales	Kent Gilbert

Quik Drive Canada, Inc.
Director	G. Lyle Habermehl
President	G. Lyle Habermehl
CFO & Secretary	C. Leigh Lister

Quik Drive Australia Pty Limited
Director	G. Lyle Habermehl
Director	John W. Lister
President	G. Lyle Habermehl

Schedule 5.1.6

No Restriction on Transaction

See attached UCC search results reflecting a lien in favor of Bank of America with respect certain of the Assets of Quik Drive USA and Quik Drive Canada.  All such liens will be released on or prior to Closing.

See Schedule 3.1.16 which is hereby incorporated by reference herein.

See Schedule 5.1.7 which is hereby incorporated by reference herein.

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243 (615) 741-3276
State of Tennessee Department of State

DATE:    08/13/04

To:
CAPITAL FILING SERVICES
8161 HWY 100
STE 172
NASHVILLE, TN 37221

RE:	UCC11 FILING No. 104045074

Criteria:

Debtor(s)

QUIK*DRIVE*USA*

Pursuant to your request, a search was conducted on the above criteria.  The attached search certificate reflects the results of the search.  If we may be of any further service to you, please contact us at (615) 741-3276.

Enclosures:           Original Documents

PAYMENT INFORMATION:

Paid Fees	Paid Copy Fees

$15	$0.02

As of	8-12-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION	# BBS

DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES)	PARTY REQUESTING COPIES OR INFORMATION	FOR FILING OFFICER USE

QUIK DRIVE USA, INC.

any address	CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 08/13/04 02:35 PM

$ 50 copy limit - if over, please provide list only		104 – 045074

(1) COPY REQUEST: Filing officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office.  Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                                   , 19        , at                M, any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the names and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243- (615) 741-3276
State of Tennessee Department of State

DATE: 08/13/04	Search Certificate

Filing Number:	101012275	Filing Date & Time: 01/09/01	10:16:00	Lapse Date: 01/09/06

Debtor:	QUIK DRIVE USA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Debtor:	QUIK DRIVE CANADA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Secured Party:	BANK OF AMERICA N A
ONE BANK OF AMERICA PLAZA
NASHVILLE, TN, 37239

Listing of Related UCC Documents for	101012275

Filing Date & Time		Filing Number	Filing Type

03/09/01	09:47:00	301069366	Amendment

FINANCING STATEMENT – FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

THIS SPACE FOR USE OF FILING OFFICER

RECEIVED - TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
01/09/01 10:16 AM

101 – 012275

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Bank of America, N.A.

One Bank of America Plaza

Nashville, TN 37239

D. OPTIONAL DESIGNATION [ILLEGIBLE]  ☐ LESSOR/LESSEE  ☐ CONSIGNOR /CONSIGNEE  ☐ NON - UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)

1a. ENTITY’S NAME

Quik Drive, U.S.A., Inc and Quik Drive Canada, Inc

OR

1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
436 Calvert Drive	Gallatin	TN		37066

1d. S.S. OR TAX I.D. #

511195020

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

1e. TYPE OF ENTITY

1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

1g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)

2a. ENTITY’S NAME

OR

2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D. #

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

2e. TYPE OF ENTITY

2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

2g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)

3a. ENTITY’S NAME

Bank of America, N.A.

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
One Bank of America Plaza	Nashville	TN		37239

4. This FINANCING STATEMENT covers the following types or items of property:

All Accounts and Inventory; whether any of the foregoing is owned now or acquired later;  all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $1,000,000.00.

5. CHECK BOX [ILLEGIBLE] ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

6. REQUIRED SIGNATURES

/s/ G. Lyle Habermehl
G. Lyle Habermehl

7. If filed in Florida (check one)  ☐ Documentary stamp tax paid  ☒ Documentary stamp tax not applicable

8. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Attach Addendum	[if applicable]

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE]

(optional)  ☐ All Debtors  ☐ Debtor 1  ☐ Debtor 2

CFI ProServices, Inc. 400 S.W. 6th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

FINANCING STATEMENT – FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

THIS SPACE FOR USE OF FILING OFFICER

RECEIVED - TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
03/09/01 09:47 AM

301 – 069366

UCC 3 amendment

File # 101012275

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Bank of America, N.A.

FL9–100–02–09

P.O. BOX 40329

Jacksonville, FL 32203–0329

D. OPTIONAL DESIGNATION [ILLEGIBLE]  ☐ LESSOR/LESSEE  ☐ CONSIGNOR /CONSIGNEE  ☐ NON - UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)

1a. ENTITY’S NAME

Quik Drive USA Inc and Quik Drive Canada Inc

OR

1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
436 Calvert Drive	Gallatin	TN		37066

1d. S.S. OR TAX I.D. #

61–1196020

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

1e. TYPE OF ENTITY

Corporation

1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

1g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☒ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)

2a. ENTITY’S NAME

OR

2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D. #

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

2e. TYPE OF ENTITY

2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

2g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)

3a. ENTITY’S NAME

Bank of America, N.A.

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
FL9–100–02–09, One Bank of America Plaza	Nashville	TN		37239

4. This FINANCING STATEMENT covers the following types or items of property:

All Inventory and Accounts; whether any of the foregoing is owned now or acquired later;  all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

This Filing is to increase indebtedness evidenced by original filing #101012275 dated 1/9/01 currently at $1,000,000.00

Maximum principal indebtedness for Tennessee recorded tax purpose is $1,000,000.00

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $2000000.00.

5. CHECK BOX [ILLEGIBLE] ☐ This FINANCING STATEMENT is signed by the Secured Party Instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

6. REQUIRED SIGNATURE(S)

/s/ G. Lyle Habermehl

7. If filed in Florida (check one)  ☐ Documentary stamp tax paid  ☒ Documentary stamp tax not applicable

8. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Attach Addendum	[if applicable]

9. Check to REQUEST SEARCH CERTIFICATES(S) on Debtor(s) [ADDITIONAL FEE]

(optional)   ☐ All Debtors   ☐ Debtor 1   ☐ Debtor 2

Concentrex Incorporated, 400 S.W. 6th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243 (615) 741-3276
State of Tennessee Department of State

DATE:    08/13/04

To:

CAPITAL FILING SERVICES

8161 HWY 100

STE 172

NASHVILLE, TN 37221

RE:  UCC11 FILING No. 104045072

Criteria:

Debtor(s)

QUIK*DRIVE*AUSTRALIA*

Pursuant to your request, a search was conducted on the above criteria.  The records of this office do not reflect an active financing statement on the above criteria.  If we may be of any further service to you, please contact us at (615) 741-3276.

Enclosures:           Original Documents

PAYMENT INFORMATION:

Paid Fees	Paid Copy Fees

$15	$0.02

As of	8-12-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION	# BBS

DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES)	PARTY REQUESTING COPIES OR INFORMATION	FOR FILING OFFICER USE

QUIK DRIVE AUSTRALIA, INC.

any address	CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 08/13/04 02:35 PM
$ 50 copy limit - if over, please provide list only
104 – 045072

(1) COPY REQUEST: Filing officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office.  Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                                   , 19        , at                M, any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the names and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243 (615) 741-3276
State of Tennessee Department of State

DATE:    08/13/04

To:

CAPITAL FILING SERVICES

8161 HWY 100

STE 172

NASHVILLE, TN 37221

RE:  UCC11 FILING No. 104045073

Criteria:

Debtor(s)

QUIK*DRIVE*CANADA*

Pursuant to your request, a search was conducted on the above criteria.  The attached search certificate reflects the results of the search.  If we may be of any further service to you, please contact us at (615) 741-3276.

Enclosures:           Original Documents

PAYMENT INFORMATION:

Paid Fees	Paid Copy Fees

$15	$0.02

As of	8-12-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION	# BBS

DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES)	PARTY REQUESTING COPIES OR INFORMATION	FOR FILING OFFICER USE

QUIK DRIVE CANADA, INC.

any address	CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 08/13/04 02:35 PM
$ 50 copy limit - if over, please provide list only
104 – 045073

(1) COPY REQUEST: Filing officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office.  Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                                   , 19        , at                M, any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the names and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243- (615) 741-3276
State of Tennessee Department of State

Date: 08/13/04	Search Certificate

Filing Number:	101012275	Filing Date & Time: 01/09/01	10:16:00	Lapse Date: 01/09/06

Debtor:	QUIK DRIVE USA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Debtor:	QUIK DRIVE CANADA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Secured Party:	BANK OF AMERICA N A
ONE BANK OF AMERICA PLAZA
NASHVILLE, TN, 37239

Listing of Related UCC Documents for	101012275

Filing Date & Time		Filing Number	Filing Type

03/09/01	09:47:00	301069366	Amendment

FINANCING STATEMENT – FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

THIS SPACE FOR USE OF FILING OFFICER

RECEIVED - TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
01/09/01 10:16 AM

101 – 012275

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Bank of America, N.A.

One Bank of America Plaza
Nashville, TN 37239

D. OPTIONAL DESIGNATION [ILLEGIBLE]  ☐ LESSOR/LESSEE  ☐ CONSIGNOR /CONSIGNEE  ☐ NON- UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)

1a. ENTITY’S NAME

Quik Drive, U.S.A., Inc and Quik Drive Canada, Inc

OR

1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
436 Calvert Drive	Gallatin	TN		37066

1d. S.S. OR TAX I.D. #

511195020

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

1e. TYPE OF ENTITY

1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

1g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – Insert only one debtor name (2a or 2b)

2a. ENTITY’S NAME

OR

2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D. #

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

2e. TYPE OF ENTITY

2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

2g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)

3a. ENTITY’S NAME

Bank of America, N.A.

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
One Bank of America Plaza	Nashville	TN		37239

4. This FINANCING STATEMENT covers the following types or items of property:

All Accounts and Inventory; whether any of the foregoing is owned now or acquired later;  all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $1,000,000.00.

5. CHECK BOX [ILLEGIBLE]  ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

6. REQUIRED SIGNATURES

/s/ G. Lyle Habermehl
G. Lyle Habermehl

7. If filed in Florida (check one)  ☐ Documentary stamp tax paid  ☒ Documentary stamp tax not applicable

8. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Attach Addendum	[if applicable]

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE]

(optional)  ☐ All Debtors  ☐ Debtor 1  ☐ Debtor 2

CFI ProServices, Inc. 400 S.W. 6th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

FINANCING STATEMENT – FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

THIS SPACE FOR USE OF FILING OFFICER

RECEIVED - TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
03/09/01 09:47 AM

301 – 069366

UCC 3 amendment

File# 101012275

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Bank of America, N.A.

FL9–100–02–09
P.O. BOX 40329
Jacksonville, FL 32203–0329

D. OPTIONAL DESIGNATION [ILLEGIBLE]:  ☐ LESSOR/LESSEE  ☐ CONSIGNOR /CONSIGNEE  ☐ NON - UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)

1a. ENTITY’S NAME

Quik Drive USA Inc and Quik Drive Canada Inc

OR

1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
436 Calvert Drive	Gallatin	TN		37066

1d. S.S. OR TAX I.D. #

51–1195020

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

1e. TYPE OF ENTITY
Corporation

1f. ENTITY’S STATE OR COUNTRY OR ORGANIZATION

1g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☒ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – Insert only one debtor name (2a or 2b)

2a. ENTITY’S NAME

OR

2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D. #

OPTIONAL ADD’NL INFO RE ENTITY DEBTOR

2e. TYPE OF ENTITY

2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION

2g. ENTITY’S ORGANIZATIONAL I.D. #, if any

☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – Insert only one secured party name (3a or 3b)

3a. ENTITY’S NAME
Bank of America, N.A.

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
FL9–100–02–09, One Bank of America Plaza	Nashville	TN		37239

4. This FINANCING STATEMENT covers the following types or items of property:

All Inventory and Accounts; whether any of the foregoing is owned now or acquired later;  all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

This Filing is to increase indebtedness evidenced by original filing #101012275 dated 1/9/01 currently at $1,000,000.00

Maximum principal indebtedness for Tennessee recorded tax purpose is $1,000,000.00

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $2000000.00

5. CHECK BOX [ILLEGIBLE]  ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

6. REQUIRED SIGNATURE(S)

/s/ G. Lyle Habermehl

7. If filed in Florida (check one)  ☐ Documentary stamp tax paid  ☒ Documentary stamp tax not applicable

8. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Attach Addendum	[if applicable]

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE]

(optional)   ☐ All Debtors   ☐ Debtor 1   ☐ Debtor 2

Concentrex Incorporated, 400 S.W. 6th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Schedule 5.1.7

No Conflicts

The following agreements require consent to assignment:

Losee Business Center, LLC	Quik Drive U.S.A, Inc. - Las Vegas Warehouse-Addendum 1	7/29/2004
Glen Corporation	Quik Drive Canada, Inc.	4/19/2004
Do it Best Corporation	Terms & Conditions	3/7/2000
Amazon.com	Vendor Buying Agreement	3/4/2004
Ace Hardware Corporation	Electronic Payments Agreement	7/21/2004
Lowe’s Company	Master Standard Buying Agreement
Lowe’s Company	Vendor Buying Agreement	10/6/2003
Lowe’s Company	Electronic Payments Agreement	3/23/2004
Lowe’s Company	Supplier Support Commitment Form	12/31/2003
Lowe’s Company	Rebate Schedule	1/1/2004
Zina International - QVC	Marketing & Sales Agreement	8/1/2002
Exhomde, LLC - Home Depot	Marketing & Sales Agreement	1/10/2000
NHS 2005	Exhibit Space Contract	7/24/2004
Orgill, Inc.	Exhibit Space Contract	8/12/2004
Do it Best Market	Exhibit Space Contract	6/10/2004
Batimat 2005	Exhibit Space Contract	8/10/2004
Hitachi Power Tools	Confidential Disclosure Agreement
J. Inman Advisors, LLC	Consulting Services Agreement	5/8/2003
Sumner Regional Health Systems, Inc.	Corporate Health Management	8/8/1997
Porter Cable Corporation	Exclusive Patent License Agreement	2/18/1997
James Hardie Research Pty LTD	Consent to Use Trademark in Advertising Agreement	12/1/2000
Mechanical-Galv Plating Corp.	Supply Agreement	11/27/2000
Enterprise	Vehicle Lease	7/20/2000
Better Business Equipment	Minolta EP 1085 Copier System	4/24/2001
UPS Online WorldShip	Support Equipment Agreement	7/3/2001
Sprint	Centurion Service Agreement-Phones	12/17/2001
Bellsouth Business Internet Services	Master Agreement	7/2/2003
AT&T	Master Agreement	7/15/2003
Pitney Bowes Credit Corp.	Series Agreement	12/1/2003
T Mobile	Off Site Service Agreement-HT225CF23123	7/9/2003
T Mobile	Off Site Service Agreement-HT224CF01858	7/9/2003
T Mobile	Off Site Service Agreement-HT237CF21241	7/9/2003
T Mobile	Service Agreement-525-8037	7/14/2003
T Mobile	Service Agreement-525-8033	7/14/2003
T Mobile	Service Agreement-525-8031	7/14/2003
T Mobile	Service Agreement-525-8025	7/14/2003
T Mobile	Service Agreement-525-8021	7/14/2003
T Mobile	Service Agreement-335-2768	9/8/2003
Federal Express Canada Ltd.	Thermal Printer License	12/4/2003
American Express/Canadian Imperial Bank of Commerce	Merchant Card Service Agreement	09/12/2003

Bank of America	Disbursement Request & Authorization	12/12/2000
Bank of America	Landlords Consent - LWP, Inc.	12/13/2000
Bank of America	Landlords Consent - Quik Drive Head Office	12/13/2000
Bank of America	Agreement for Commercial Automated Investment Account	12/18/2000
Bank of America	Agreement for Commercial Automated Investment Account	12/19/2000
Bank of America	Authorization & Agreement for Treasury Services	2/8/2001
Bank of America	Promissory Note	2/14/2001
Bank of America	Promissory Note	2/14/2001
Bank of America	Corporate Signature Card	12/19/2001
Bank of America	Agreement to Provide Insurance	8/1/2002
Bank of America	Business Loan Agreement	8/1/2002
Bank of America	Certificate of Corporate Resolution to Borrow	8/1/2002
Bank of America	Commercial Security Agreement	8/1/2002
Bank of America	Corporate Resolution to Borrow/Grant Collateral	8/1/2002
Bank of America	Notice of Final Agreement	8/1/2002
Bank of America	Notice of Insurance Requirements	8/1/2002
Bank of America	Merchant Card Service Agreement	2/7/2001
Nick and Tina Andriopoulos	Lease with Quik Drive USA	8/25/2003

The following contract requires notice upon assignment:

K.TICHO Supply Agreement dated October 23, 2002

Under Canadian law, Quik Drive Canada is required to give notice, or pay in lieu of notice, to Canadian employees of termination of employment.

Sellers make no representation or warranty regarding the Investment Canada Act or Competition Act.

Schedule 5.1.11

Validity of Contracts

Manulife Financial	Contract proposal	7/19/2004
Paychex	Estimated Fee Schedule	7/26/2001
Prudential Financial	Request to Participate as Subscriber	7/15/2004
Guardian	Plan Agreement	8/1/2004
C&J Consulting	Administration Agreement	5/25/2001
G. Lyle Habermehl	Quik Drive USA, Inc. - Gallatin Location	1/1/1995

coSchedule 5.1.13                                             Cover /Index Page

This Schedule 5.1.13 includes:

1.               Patents Table

2.               Trade Marks Table

3.               Trade Names List

4.               Designs Table

5.               Copyright List

6.               List of Exceptions under Section 5.1.13

Schedule 5.1.13 Patents Table

QUIK DRIVE USA INC.  Patents

Title	Country	SeriaNr	PatentNr	Code

Advance Mechanism for Collated Screwdriver	US	08/771962	5870933
Advance Mechanism for Collated Screwdriver	AU	94122/98	756804
Advance Mechanism for Collated Screwdriver	EP	98309551.4	1004404
Advance Mechanism for Collated Screwdriver	DE	69818835.7	69818835.7
Advance Mechanism for Collated Screwdriver	UK	98309551.4	1004404
Advanced Mechanism for Collated Screwdriver	CA	2254416
Arrow Head Screwstrip	US	09/702541	6494322
Arrow Head Screwstrip	CA	2360178		OA
Autofeed Screwdriver for Screws With Flat Head Bottoms	CA	2329285
Autofeed Screwdriver for Screws With Flat Head Bottoms	US	09/663408	6601480
Autofeed Screwdriver for Screws With Flat Head Bottoms	GB	0122386.6	2367779
Autofeed Screwdriver for Screws With Flat Head Bottoms	DE	10145703.0		OA
Collated Drywall Screws	CA	2182856
Collated Drywall Screws	US	08/871659	5921736
Collated Drywall Screws	US	08/081829	5622024
Collated Screw Strip With Support Surface	US	08/879910	5819609
Double Arm Pawl for Autofeed Screwdriver	CA	2324627
Double Arm Pawl for Autofeed Screwdriver	US	09/694910	6439085
Driver for Screws Carrying Washers	CA	2325281		OA
Driver for Screws Carrying Washers	US	08/786662	5943926
Exit Locating Collated Screw Strip and Screwdrivers Therefore	US	08/233,909		AB
Exit Locating Collated Screw Strip and Screwdrivers Therefore	PC	CA95/00253		AB
Exit Locating Collated Screw Strip and Screwdrivers Therefore	US	08/545399	5699704
Exit Locating Collated Screw Strips and Screwdrivers Therefore	CA	2189026	2189026
Exit Locating Screwdriver	US	09/535783		AB
Exit Locating Screwdriver	US	09/140218	6055891
False Thread Screw and Screwstrip	US	09/343796	6074149
Fastener Retaining Nosepiece for Screwdrivers	CA	2324742
Fastener Retaining Nosepiece for Screwdrivers	US	09/694912	6363818
Fastener with Stepped Head for Composite Decking	US	10/269906
Fastener With Stepped Head for Composite Decking	AU	2003248195
Fastener With Stepped Head for Composite Decking	CA	2441715		OA
Finger Release Mechanism for Collated Strip Screwdriver	CA	2161591	2161591
Finger Release Mechanism for Collated Strip Screwdriver	US	08/331729	5570618
Hand Held Power Tool	PC	CA96/00876		AB

Hand Held Power Tool	US	08/577023		AB
Hand Held Power Tool	US	09/108578	6058815
Hand Held Power Tool	CH	96942213.8	0868265	AB
Hand Held Power Tool	BE	96942213.8	0868265	AB
Hand Held Power Tool	FR	96942213.8	0868265	AB
Hand Held Power Tool	DE	69603751.3	69603751.3
Hand Held Power Tool	GB	96942213.8	0868265

Hand Held Power Tool

IT

96942213.8

0868265

AB

Hand Held Power Tool	SE	96942213.8	0868265
Hand Held Power Tool	CA	2238318		OA
Hand Held Power Tool	AU	11356/97	728305
Hand Held Power Tool	EP	96942213.8	0868265
Holding Strap for Curved Screwstrip	US	10/738121		OA
Holding Strap for Curved Screwstrip	CA	2459089		OA
Lockable Telescoping Screwdriver	DE	19882991.4		OA
Lockable Telescoping Screwdriver	JP	2000-545677		OA
Lockable Telescoping Screwdriver	US	09/673917	6647836
Lockable Telescoping Screwdriver	US	08/741278	5855151
Lockable Telescoping Screwdriver	CA	2219259	2219259
Lockable Telescoping Screwdriver	PC	CA98/00432		AB
Power Drill Housing Extension Coupling	US	09/091816	6109145
Power Drill Housing Extension Coupling	EP	96942214.6	0873221
Power Drill Housing Extension Coupling	AU	11357/97	716274
Power Drill Housing Extension Coupling	JP	523935/97
Power Drill Housing Extension Coupling	CA	2238268	2238268
Power Drill Housing Extension Coupling	US	08/579284	5662011
Power Drill Housing Extension Coupling	PC	CA96/00877		AB
Power Drill Housing Extension Coupling	BE	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	FR	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	DE	69604090.5	69604090.5
Power Drill Housing Extension Coupling	GB	96942214.6	0873221
Power Drill Housing Extension Coupling	IT	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	SE	96942214.6	0873221
Power Drill Housing Extension Coupling	CH	96942214.6	0873221	AB
Replaceable Bit Screwdriver Assembly	US	08/673615		AB
Replaceable Bit Screwdriver Assembly	US	08/673615	5918512
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	EP	95916542.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	AU	23014/95	681026	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	CA	2189027		OA
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	FR	95916542.4	0805736	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	DE	69506587.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	GB	95916542.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	CH	95916542.4	0805736	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	PC	CA95/00252		AB

Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	US	08/234,333	5542323
Screw Strip with Washers	CA	602955	1297451
Screw Strip with Washers	US	07/414,514	4930630
Screwdriver for Joining Metal Framing	US	09/140508	6085616
Screwdriver Replaceable Bit Assembly	US	044,956	5351586
Screwdriver Replacement Bit Assembly	CA	2275133	2275133
Screwdriver With Dual Cam Slot for Collated Screws	CA	2312292	2312292
Screwdriver With Dual Cam Slot for Collated Screws	JP	11-505167		OA
Screwdriver With Dual Cam Slot for Collated Screws	EP	98929177.8	0991502
Screwdriver With Dual Cam Slot for Collated Screws	AU	79033/98	740659
Screwdriver With Dual Cam Slot for Collated Screws	CA	2293615	2293615
Screwdriver with Dual Cam Slot for Collated Screws	FR	98929177.8	0991502	AB
Screwdriver with Dual Cam Slot for Collated Screws	DE	69807692.3	69807692.3
Screwdriver with Dual Cam Slot for Collated Screws	SE	98929177.8	0991502
Screwdriver with Dual Cam Slot for Collated Screws	CH	98929177.8	0991502	AB
Screwdriver with Dual Cam Slot for Collated Screws	GB	98929177.8	0991502
Screwdriver with Dual Cam Slot for Collated Screws	US	10/689466
Screwdriver With Dual Cam Slot for Collated Screws	US	08/882323	5934162
Screwdriver With Dual Cam Slot for Collated Screws	US	09/313848	6089132
Screwdriver with Dual Cam Slot for Collated Screws	US	10/252751		AB
Screwdriver With Dual Cam Slot for Collated Screws	PC	CA98/00601		AB
Screwdriver with Replaceable Bit Assembly	PC	94-00209		AB
Screwdriver with Replaceable Bit Assembly	US	08/225949	5531143
Screwdriver with Replaceable Bit Assembly	JP	06-522576	3506337
Screwdriver with Replaceable Bit Assembly	CA	2160001	2160001
Screwdriver with Replaceable Bit Assembly	GB	94913466.2	0693018
Screwdriver with Replaceable Bit Assembly	FR	94913466.2	0693018	AB
Screwdriver With Replaceable Bit Assembly	AU	65618/94	676044
Screwdriver With Replaceable Bit Assembly	EP	94913466.2	0693018
Screwdriver with Replaceable Bit Assembly	DE	69407775.5-8	69407775.5
Screwdriver with Replaceable Nose for Collated Screws	US	08/511945	5568753
Screwdriver with Replaceable Nose for Collated Screws	FR	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	DE	69601333.9	69601333.9
Screwdriver with Replaceable Nose for Collated Screws	IT	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	SE	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	CH	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	GB	96112745.3	0757935
Screwdriver with Replaceable Nose for Collated Screws	JP	8-226059
Screwdriver with Replaceable Nose for Collated Screws	EP	96112745.3	0757935
Screwdriver with Replaceable Nose for Collated Screws	AU	61924/96	702558
Screwdriver with Replaceable Nose for Collated Screws	CA	2182765

Screwdriver With Shoe Guided Slide Body	US	09/517771	6244140 B1
Screwdriver With Shoe Guided Slide Body	US	09/843544	6453780
Screwdriver with Slotted Nose for Collated Screws	US	08/673398	5927163
Screwdriver With Slotted Nose for Collated Screws	CA	2207647		OA
Screwdriving Apparatus for Use in Driving ........	US	08/018897	5337635
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	JP	06-518505	3524924
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	AU	60347/94	682678
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	EP	94 906 808.4	0684894
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	CA	2156276	2156276
Screwdriving Apparatus for Use In Driving Screws..	PC	94-00082		AB
Screwdriving Apparatus for Use in Driving...(2)	US	08/198129	5469767
Screwdriving Apparatus for Use in Driving...(2)	FR	94906808.4	0684894	AB
Screwdriving Apparatus for Use in Driving...(2)	DE	69406532.3	69406532.3
Screwdriving Apparatus for Use in Driving...(2)	GB	94906808.4	0684894
Screwdriving Apparatus for Use in Driving...(2)	IT	94906808.4	0684894	AB
Screwdriving Apparatus for Use in Driving...(2)	CH	94906808.4	0684894	AB
Semi-Automatic Screwdriver for Collated Screws	CA	2327583		AB
Semi-Automatic Screwdriver for Collated Screws	US	09/453004	6164170
Socket for Lever Removal of Screwdriver Bit	AU	59417/96	679486
Socket for Lever Removal of Screwdriver Bit	US	08/673611		AB
Socket for Lever Removal of Screwdriver Bit	US	09/006401	5884541
Socket for Lever Removal of Screwdriver Bit	CA	2275131	2275131
Split Nosepiece for Driving Collated Screws	US	10/291248
Split Nosepiece for Driving Collated Screws	PC	CA03/01725		OA
Supporting Deflective Screwstrip	CA	2207763	2207763
Supporting Deflective Screwstrip	US	08/754543	5758768
Toeing Nosepiece for Screwdrivers	US	09/694902	6425306
Toeing Nosepiece for Screwdrivers	CA	2324623

Schedule 5.1.13 Trade Marks Table

QUIK DRIVE USA INC.  Trade Marks

Trademark	Country	Serial Nr	Reg Nr	Code
QUIK DRIVE	AR	2.270.689		AB
QUIK DRIVE (Class 7)	AR	2.270.690		AB
QUIK DRIVE (Class 7)	AU	714755	714755
QUIK DRIVE (Class 6)	AU	703514	703514
QUIK DRIVE (Class 6)	AU	714754	714754
QUIK DRIVE (Class 7)	BR	822783231		NUC
QUIK DRIVE (Class 6)	BR	822783223		NUC
BANANA	CA	1180441		OA
QUIKSTRIP	CA	814998	TMA 513984	NUC
QUIKDRIVER	CA	1159962	TMA 612070
QD2000	CA	826576	TMA 481523
QUIKDRIVER DESIGN	CA	765083	TMA 482906
QUIK DRIVE	CA	617765	TMA 369470
QUIK DRIVE	CA	767016	TMA 455959
COIL-SCRU	CA	767015	TMA 451607
THE COLOUR “YELLOW”	CA	855542	TMA 533331
QD	CA	864308	TMA 539044
QUIK DRIVE & DESIGN	CA	669112	TMA 399584
QUIKSTRIP (Class 6)	CT	1524131	1524131	NUC
QUIKDRIVER & DESIGN	CT	1523901	1523901
QUIK DRIVE (Classes 6, 7)	CT	375634	375634
QUIK DRIVE (Class 7)	JP	102190/1996	4162603	NUC
QUIK DRIVE (Classes 6, 7)	JP	102189/1996	4184722	NUC
QUIK DRIVE (Classes 6, 7)	KP	2000-0013491	498836	NUC
QUIK DRIVE	NO	2000 01585	208436
QUIKDRIVER & DESIGN	NO	2000 01587	208437
QUIKSTRIP	NO	2000 01586	205419	NUC
QUIK DRIVE	NZ	262876	262876
BANANA	US	76/533522		OA
QUIK DRIVE	US	75/171485	2133981
QUIKSTRIP	US	75/135151	2129515	NUC
QUICK/DRIVER 6	US	74/426304	1943366	AB
QUIKDRIVER DESIGN	US	74/521911	2014146
QUICK/DRIVER 8	US	74/426369	1930508	AB
QUICK/DRIVER 10	US	74/425767	1930507	AB
QUIKDRIVER	US	76/480910	2786131
THE COLOUR “YELLOW”	US	75/414639	2655212
QUIK DRIVE	US	764973	1544189
QD2000	US	75/204197	2147335
COIL-SCRU	US	74/602233	1967998
QD	US	75/409138	2430220

Schedule 5.1.13 Trade Name List

QUIK DRIVE USA INC. Trade Names

Trade Names / Fictitious business names:

QUIK DRIVE

QUIK DRIVE USA

QUIK DRIVE CANADA

QUIK DRIVE AUSTRALIA

quikdrive.com

www.quikdrive.com and other similar domain names

Unregistered Trade Marks/ Service Marks:

QD PRO

Schedule 5.1.13 Designs Table

QUIK DRIVE USA INC. Designs

Title	Country	Serial Nr	Reg Nr

Screwdriving Tool for Collated Fasteners	US	29/063864	391135
Screwdriving Tool for Collated Fasteners	CA	1997-1113	82461
Screwstrip	US	29/131969	469344

Schedule 5.1.13 Copyright List

QUIK DRIVE USA INC. Copyrights

Unregistered Copyright in advertising and promotional materials, web site www.quikdrive.com, instructional materials and manuals for products, product packaging.

Registered Copyright: None

Schedule 5.1.13	List of Exceptions under Section 5.1.13

List of Exceptions under Section 5.1.13:

1.               Confidential Settlement and Mutual Release Agreement effective 10-15-2003 with Anchor Distributing, Inc.  (G2145/28)

2.               Confidential Settlement and Mutual Release Agreement effective 11-14-2003 with Universal Fastener Outsourcing, LLC  (G2145/29)

3.               Settlement Agreement with Crispo Canada Inc. dated March 10, 2004.

4.               Settlement Agreement with Evolution Fasteners Inc. dated October 10, 2002.

5.               Quik Drive / K.Ticho Supply Agreement dated October 23, 2002 (provides for manufacture of screwstrips in Korea for sale to Quik Drive).  (G2145/21)

6.               Federal Court of Canada – Court Action T-1271-01 - Quik Drive Canada, Inc.  vs. Langtry Industries Ltd. and G. Lyle Habermehl in respect of Canadian Patent 2,189,026. (QUIK1)

7.               Federal Court of Canada – Court Action T-99-02 – Quik Drive Canada, Inc. vs. Langtry Industries Ltd. and G. Lyle Habermehl in respect of Canadian Patents 2,160,001, 2,2275,131 and 2,275,133.   (QUIK2)

8.               Correspondence received from the law firm of Kinman Amlani Holland of New Westminster, B.C., dated August 20, 2004 and August 21, 2004 alleging invalidity and threatening reexamination proceedings against unspecified patents by unspecified clients.

9.               Oral threat by Mr. Langtry, principal of Langtry Industries, to initiate reexamination proceedings against patents mentioned in #6 and #7 above.

10.         Opposition proceedings by Quik Drive USA Inc. for the trade mark BLUE-COLOURED STRAP FOR A SCREW STRIP, Serial No. 1108629, Applicant – Langtry Industries Ltd. (O-QUI003)

Schedule 5.1.15

Litigation

See Schedule 5.1.13, items 6 - 10, which are incorporated by reference herein.

Schedule 5.1.17

Contracts for Personal Services

Bonus agreements with the following Canadian employees:

Garry Pickering

Kelly Ewin

Alex Rousseau

Virginia Rabson

John Schembri

Bob McCormick

James Roffe

Eastern Region salesmen quarterly bonus program

Sales Executive Employment Agreement between Quik Drive, U.S.A., Inc. and Dan Burkhart dated July 1, 2003.

Schedule 5.1.18

Employee Benefit Plans

Habermehl intends to pay bonuses to all employees of the Companies following Closing.

See Schedule 5.1.17 which is incorporated by reference herein.

Quik Drive USA, Inc.

Key Program Elements	Offering

Healthcare Protection	Medical, Dental, Vision, Cancer, Accident, Cardiac Care, Critical Care, Hospital Intensive Care & Coronary Care Plan

Financial Protection	Group Term Life/AD&D, Supplemental Term Life/AD&D, Spouse Term Life, Child Term Life, Short Term Disability, Long Term Disability

Education	Tuition Reimbursement

Financial Security	401(k) Plan

Participation: (except 401(k))

•                  Starting the first of the month following 90 days of continuous employment

•                  During open enrollment period, which occurs once per year prior to August 1

•                  Regular full-time employees who work at least 30 hours per week

•                  Eligible dependents of employees  (see evidence of coverage booklets for eligibility guidelines)

Changes:

•                  During your open enrollment period

•                  A Change in Status when you, your spouse, or your dependent(s) GAIN or LOSE ELIGIBILITY for your current coverage; AND the election change that you intend to make corresponds with that GAIN or LOSS of same coverage.

HEALTHCARE PROTECTION

• Medical Coverage (Group)

The medical plan is designed to help assist you and your family with the cost of medical expenses, including hospital, non-hospital, prescription drug and behavioral health.

Benefits are available as follows:

PLAN PROVISIONS	IN-NETWOK	OUT-OF-NETWORK [2]

Annual Deductible

(Quik Drive reimburses the in-network individual and family deductible)

Individual

Family

Annual Out-of-Pocket Maximum Amount

Individual

Family

Lifetime Maximum

Pre-Existing Waiting Period [1]

	$1,000 $2,000 $2,500 $5,000 $5,000,000 12 months	$2,000 $4,000 $7,500 $15,000 $5,000,000 12 months

Practitioner Office Services Office Visits Routine Diagnostic Lab, X-Ray, & Injections Non-routine Diagnostic Services [5]	$25 Co-pay (S network) $30 Co-pay (P network) No additional Co-pay 80% after Deductible	60% after Deductible 60% after Deductible 60% after Deductible

Preventative Health Care Services Well Child Care (to age 6) Annual Well Woman exam Annual Mammography Screening Annual Cervical Cancer Screening Prostate Cancer Screening Immunizations (to age 6)	$25 Co-pay (S network) $30 Co-pay (P network) $25 Co-pay (S network) $30 Co-pay (P network) No Additional Co-pay No Additional Co-pay No Additional Co-pay No Additional Co-pay	60% after Deductible 60% after Deductible 60% after Deductible 60% after Deductible 60% after Deductible 60% after Deductible

Services Received at a Facility

(includes profession and facility charges)

Inpatient Services [3]

Outpatient Surgery [4]

Routine Diagnostic Service-Outpatient

Non-routine Diagnostic Services-Outpatient [5]

Other Outpatient Services [6]

Emergency Care Services [7]

Emergency Care Non-Routine Diagnostics [5]

	80% after Deductible 80% after Deductible 100% after Deductible 80% after Deductible 80% after Deductible $100 Co-pay 80% after Deductible	60% after Deductible 60% after Deductible 60% after Deductible 60% after Deductible 60% after Deductible $100 Co-pay 80% after Deductible

Medical Equipment	80% After Deductible	60% after Deductible

Therapy Services [8]	80% after Deductible (Limited to 30 visits per year per therapy type)	60% after Deductible

Ambulance Service	80% after Deductible	80% after Deductible

Prescription Drugs	Generic - $10 Co-pay Preferred Brand Name - $35 Co-pay Non-preferred Brand Name - $50 Co-pay	Generic - $10 Co-pay Preferred Brand Name - $35 Co-pay Non-preferred Brand Name - $50 Co-pay

Notes:

[1].  HIPPA regulation apply.  A Group enrollee’s pre-existing condition waiting period can be reduced by the enrollee’s applicable ‘creditable coverage’.

[2].  Out-of-network benefit payment based on BlueCross BlueShield of Tennessee maximum allowable charge.  You are responsible for paying any amount exceeding the maximum allowable charge.

[3].  Services require prior approval.  Benefits will be reduced to 50% for services received from network providers outside Tennessee and all out-of-network providers when prior approval is not obtained.

[4].  Certain surgical procedures require prior approval.  Benefits will be reduced to 50% for services received from network providers outside Tennessee and all out-of-network providers when prior approval is not obtained.

Call Customer Service to determine which procedures require prior approval.

[5].  CAT scans, MRIs, nuclear medicine and other similar technologies.

[6].  Includes services such as chemotherapy, radiation therapy, infusions, and renal dialysis.

[7].  ER services include all services in conjunction with ER visit except non-routine diagnostic services.

[8].  Physical, speech, manipulative, and occupation therapies are limited to 30 visits per therapy type per year.  Cardiac and pulmonary rehabilitative therapies are limited to 36 visits per therapy type per year.

• Dental (Group)

To help assist you with the cost of dental expenses, Quik Drive offers you a dental plan through Guardian, which provides preventative care benefits at little cost to you to encourage regular checkups.

Benefits are available as follows:

		Network	Non-Network
Calendar Year Per Person (maximum $150)		$50	$50
Deductible waived for Preventive Services
Preventive Services *every six months **for dependent children up to age 14 ***for dependent children up to age 16	Emergency Treatment Oral Examinations * X-Rays Teeth Cleaning Fluoride Treatments** Space Maintainers*** Topical Sealants***	Plan pays 100%	Plan pays 100% of allowable charges
Basic Services	Laboratory tests Amalgam, silicate, and acrylic fillings Extractions and other oral surgery Anesthesia	Plan pays 90%	Plan pays 80% of allowable charges
Major Services	Gold and porcelain fillings and crowns Bridgework and dentures Root canals Periodontic services	Plan pays 60%	Plan pays 50% of allowable charges
Orthodontia: Children under age 19, plan pays 50%		$1,000 (lifetime max)
Annual Maximum		$1,000

• Vision (Group)

Your vision plan is offered by Spectera.  Spectera makes it easy to use your eye care benefits and to maintain your eye health.

Benefits are available as follows:

	Network	Non-Network
Complete Eye Exam (once every 12 months)	$10 co-pay	Optometrist Ophthalmologist	$40.00 $40.00
Frames (every 2 calendar years)	$20 co-pay for frames from Spectera’s selection		$45.00
Lenses Standard single or multi-focal lenses (once every 12 months)	$20 co-pay for lenses(waived if paid toward frame purchase)	Single vision Bifocal Trifocal Lenticular	$40.00 $60.00 $80.00 $80.00
Contact Lenses (once every 12 months in lieu of eyeglasses)	$105		$105

• USAble Voluntary Products

•                  Cardiac Care

•                  Accident

•                  Cancer

•                  Critical Care

•                  Hospital Intensive Care & Coronary Care Plan

Refer to the USAble brochure for coverage information.  If you are interested in the above listed coverage contact your HR office to schedule an appointment with an USAble representative.

• Education

•                  Employees are eligible after they have completed 1 year of service.

•                  All courses must be job related and pre approved.

•                  The amount of reimbursement will be based on the final grade the employee receives in the course, as follows:

O  A=100%, B=80%, C=60%, <C=0%

• 401(k)

•                  Employees are eligible to participate after they have completed 1 year of service, attained age 19, and work at least 1,000 hours in the plan year.

•                  After one year of service employees are 100% vested.

Quik Drive makes a discretionary contribution which is determined before the first of each year. (Currently, dollar for dollar match on first 3%, 50 cents on next 2%, maximum 4% if employee contributes 5% or more)

• Short Term Disability (Group)

Your Short Term Disability is offered by Prudential.

•                  Coverage begins on the 15 day for approved Short Term Disability claims

•                  If approved employees are eligible for up to 60% of weekly earnings to a maximum of $750.00.

•                  Short Term Disability is provided at no cost to exempt employees and is self insured by the company.

• Long Term Disability (Group)

Your Long Term Disability is offered by Prudential.  Quik Drive pays 100% of the premium for you.

•                  Coverage begins on the 91st day for approved Long Term Disability claims

•                  If approved employees are eligible for up to 60% of monthly earnings to a maximum of $6,000.

• Life Insurance/AD&D (Group)

Your 100% company paid life insurance is offered by Prudential.

•                  $15,000 Life Insurance

•                  $15,000 AD&D

Benefit Premiums

August 2004-July 2005

Medical

	Weekly Cost
Coverage	S network	P network
Employee Only	$6.60	$9.32
Employee + Spouse	$25.16	$28.02
Employee + Children	$18.93	$21.29
Family	$43.86	$48.18

Vision

Coverage	Weekly Cost
Employee Only	100% paid by company
Employee + Spouse	$1.56
Employee + Children	$1.71
Family	$3.57

Dental

Coverage	Weekly Cost
Employee Only	100% paid by company
Employee + Spouse	$4.97
Employee + Children	$6.16
Family	$10.01

Schedule 5.1.22

Insurance Policies

Quik Drive USA, Inc.

Period 03/14/04 – 03/14/05 (unless otherwise noted)

Travelers – Y-630-151X3153-TIL-04

Locations:

•                  436 Calvert Dr. Gallatin, TN 37072

•                  4336 Losee Rd, Suite 6, Las Vegas, NV 89117

•                  warehouse/paint booth – 3556 Clay County Hwy, Moss TN 38575

Deluxe Property

Commercial General Liability

Employee benefits liability

Commercial Inland Marine

Travelers – Y-810-460K4545-TIL-04

Business Auto

Travelers – YSM-CUP-460k4569-TIL-04

Commercial Excess Liability (Umbrella)

Travelers – YNUB-961J838-4-04

Workers Compensation And Employers Liability

Travelers –BAJ-BM21-151X3012-PHX-04 (Phoenix)

Boiler and Machinery

Travelers – 18-PC-961J8544-IND-04

Locations

•                  2/13 Carnegie Place Blacktown, NSW 2148, Australia

•                  1F No 17-1, Lane 482, Sec-2 Chung Shan Road, Chung Ho City, Taipei, Taiwan, ROC

•                  134, Yao Shan St. San Min Dist, Kaohsiung, Taiwan, ROC

International World Cover

Commercial Property

Commercial General Liability

Business Auto

Voluntary workers compensation, employers liability and medical evacuation, repatriation and travel assistance

Travelers – QTJ-MOC 273D916-A-04

Ocean Marine Cargo

Foreign Credit Insurance Corporation (FICA) – MB-119745

Period 11/01/03 – 11/01/04

Export credit

Travelers – 6-0023-2155-9

Period 06/15/04 – 06/15/05

Flood – Building and contents – 436 Calvert Drive

Enterprise Leasing – Enterprise provide insurance on all sales employees driving Enterprise vehicles as part of lease package

Quik Drive Canada, Inc.

Period 03/14/04-03/14/05

Travelers – 233D8246

Locations

•                  250 Trowers Rd, Unit 6, Vaughan, Ontario, L4L 5Z6

Deluxe property

Commercial General Liability

Employee benefits liability

*plus special endorsement under lease agreement – Tenant Glass Coverage

Quik Drive USA, Inc., Quik Drive Canada, Inc. and Quik Drive Australia Pty Limited

Period 08/01/04 – 08/01/05

Travelers – 103364114

“Wrap”

Directors and officers liability, employment practices liability, fiduciary liability (claims made basis)

Fidelity, Kidnap and ransom/Extortion

G. Lyle Habermehl

Period 10/19/03 – 10/19/04

Travelers – I-680-1568A694-IND-03

Building Package – 436 Calvert Drive

Schedule 5.1.26

Additions

None

Schedule 5.1.28

Environmental Matters

(a)(5)	Phase I Environmental Site Assessment
TVG Environmental, Inc.
for Quick Drive USA, Inc.
436 Calvert Drive
Gallatin, TN 37066
August 20, 2004

(b)	None

Schedule 5.1.29

Payables

QUIK DRIVE U.S.A. INC.
09/08/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH CL COLSON TENNESSEE	SEPTEMBER 30 2004	POSTING MONTH: 0904 SEP 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
COLTEN COLSON TENNESSEE INC.	FUTURE		.00	923.80	923.80	.00	923.80	.00	.00

BRANCH TOTAL	FUTURE		.00	923.80	923.80	.00	923.80	.00	.00
ATB SUMMARY

OPENING BALANCE			.00

1

09/08/04
BRANCH LV LAS VEGAS	POSTING MONTH: 0904 SEP 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
NEVPAC NEVADA PACKAGING, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

BRANCH TOTAL	FUTURE		.00	.00	.00	.00	.00	.00	.00
ATB SUMMARY

OPENING BALANCE			.00

2

09/08/04
BRANCH US GALLATIN	POSTING MONTH: 0904 SEP 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT		OVER 30		OVER 60	OVER 90
ACCSER ACCESS RETIREMENT SERVICES	FUTURE		.00	.00		.00		.00		.00		.00	.00

ACTION ACTION BOLT & SCREW CORP	FUTURE		.00	.00		.00		.00		.00		.00	.00

ADECCO ADECCO	FUTURE		.00	1,062.58		1,062.58		.00		1,062.58		.00	.00

AFLAC AFLAC	FUTURE		.00	.00		.00		.00		.00		.00	.00

ALARM ALARMCO	FUTURE		.00	.00		.00		.00		.00		.00	.00

ALASTO ALAN STONEKING	FUTURE		.00	.00		.00		.00		.00		.00	.00

ALEHAM ALEXANDER HAMILTON INSTITUTE	FUTURE		.00	.00		.00		.00		.00		.00	.00

ANIKEP ANITA KEPLEY	FUTURE		.00	.00		.00		.00		.00		.00	.00

ANNLAW ANRE NARIE LAW	FUTURE		.00	.00		.00		.00		.00		.00	.00

ASHCHS ASHLAND CHEMICAL, INC.	FUTURE		.00	27,941.76		27,941.76		.00		27,941.76		.00	.00

ASTAIN A-STAINLESS INTERNATIONAL CO	FUTURE		.00	132,964.35	-	132,964.35	-	66,249.75	-	66,714.60	-	.00	.00

AT&TAZ AT&T - UNIVESAL BILLER	FUTURE		.00	.00		.00		.00		.00		.00	.00

ATACON ATA CONTROLS, INC	FUTURE		.00	.00		.00		.00		.00		.00	.00

AVEEXP AVERIT EXPRESS, INC.	FUTURE		.00	.00		.00		.00		.00		.00	.00

AWCI AWCI	FUTURE		.00	3,427.87		3,427.87		.00		3,427.87		.00	.00

BEDUSA BLACK & DECKER (U.S.) INC.	FUTURE		.00	35,000.00		35,000.00		.00		35,000.00		.00	.00

BASSIN BASS, BARRY & SIMS	FUTURE		.00	.00		.00		.00		.00		.00	.00

BATIMA BATIMAT 2005	FUTURE		.00	.00		.00		.00		.00		.00	.00

BBELEA BETTER BUSINESS EQUIPMENT CO.	FUTURE		.00	.00		.00		.00		.00		.00	.00

BCBSTN BLUE CROSS-BLUE SHIELD OF TN	FUTURE		.00	.00		.00		.00		.00		.00	.00

BELINT BELLSOUTH	FUTURE		.00	.00		.00		.00		.00		.00	.00

BERSAL BERTON SALES	FUTURE		.00	.00		.00		.00		.00		.00	.00

BETBUS BETTER BUSINESS EQUIPMENT CO.	FUTURE		.00	.00		.00		.00		.00		.00	.00

BFCENT BONDED FILTER COMPANY, LLC	FUTURE		.00	217.96		217.96		.00		217.96		.00	.00

BFI BROWNING-FERRIS INDUSTRIES	FUTURE		.00	728.96		728.96		728.96		.00		.00	.00

3

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT	OVER 30	OVER 60	OVER 90
BLAOXI BLACK OXIDE SPECIALTIES	FUTURE		.00	1,032.90		1,032.90		.00	1,032.90	.00	.00

BLUYAC BLUEGRASS YACHT & CC	FUTURE		.00	.00		.00		.00	.00	.00	.00

BRAWAR BRANDON HARD	FUTURE		.00	234.42		234.42		234.42	.00	.00	.00

BROSER BROADCAST BILLING SERVICE	FUTURE		.00	.00		.00		.00	.00	.00	.00

BUIONL BUILDING ONLINE	FUTURE		.00	770.00		770.00		.00	275.00	495.00	.00

C&J CON, C&J CONSULTING & ADMIN. INC.	FUTURE		.00	59.00		59.00		.00	59.00	.00	.00

C&SMET C&S METAL PRODUCTS CO. LTD	FUTURE		.00	312.50	-	312.50	-	.00	.00	.00	312.50	-

CAMPED CAMERON PEDEGO	FUTURE		.00	.00		.00		.00	.00	.00	.00

CARFOR CARNEY’S FORKLIFT SERVICE	FUTURE		.00	.00		.00		.00	.00	.00	.00

CHIYAN HUA YANG WORLDWIDE CORP.	FUTURE		.00	.00		.00		.00	.00	.00	.00

CHROBI CH ROBINSON WORLDWIDE, INC.	FUTURE		.00	1,076.72		1,076.72		.00	1,076.72	.00	.00

CINTAS CINTAS CORPORATION #051	FUTURE		.00	.00		.00		.00	.00	.00	.00

CITNOR CITY OF NORTH LAS VEGAS	FUTURE		.00	.00		.00		.00	.00	.00	.00

COLLYL COLEY& LYLES INSURANCE AGENCY	FUTURE		.00	15,178.00		15,178.00		15,176.00	.00	.00	.00

COMINT COMPASS INTERNATIONAL INC	FUTURE		.00	.00		.00		.00	.00	.00	.00

CONCLE CONICLEAN	FUTURE		.00	76.69		76.69		.00	76.69	.00	.00

CONONE CONCEPT ONE	FUTURE		.00	1,827.21		1,827.21		.00	1,827.21	.00	.00

CONSOU CON-RAY SOUTHERN EXPRESS	FUTURE		.00	.00		.00		.00	.00	.00	.00

CORHEA CORPORATE HEALTH MGMT	FUTURE		.00	.00		.00		.00	.00	.00	.00

COXCOM COX, COMMUNICATIONS	FUTURE		.00	.00		.00		.00	.00	.00	.00

CROLAB CROWN LABEL, INC	FUTURE		.00	1,687.00		1,687.00		.00	1,687.00	.00	.00

CROPAC CROWN PACKAGING CORPORATION	FUTURE		.00	200.13		200.13		.00	200.13	.00	.00

CUMPRI CUMBERLAND PRINTING	FUTURE		.00	3,610.33		3,610.33		.00	3,610.33	.00	.00

CUSLAB WORLD OF PLASTICS	FUTURE		.00	2,532.60		2,532.60		.00	2,532.60	.00	.00

DANBUR DAN BURKHART	FUTURE		.00	.00		.00		.00	.00	.00	.00

4

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
DESIGN DESIGN CONSTRUCTION & DOOR SER	FUTURE		.00	.00	.00	.00	.00	.00	.00

DIVEXP DIVERSIFIED EXPOSITION SERVICE	FUTURE		.00	.00	.00	.00	.00	.00	.00

DIXCON DIXIE COMPRESSOR	FUTURE		.00	3,496.32	3,496.32	.00	3,496.32	.00	.00

DOUMAN DOUG MANGRUH	FUTURE		.00	.00	.00	.00	.00	.00	.00

DOWPRE THE DOWNTOWN	FUTURE		.00	.00	.00	.00	.00	.00	.00

DUBWIR DUBAI WIRE & GLOBAL FASTENERS	FUTURE		.00	.00	.00	.00	.00	.00	.00

ENCOCO ENCO MANUFACTURING COMPANY	FUTURE		.00	.00	.00	.00	.00	.00	.00

ENTFLE ENTERPRISE FLEET SERVICES	FUTURE		.00	271.90	271.90	271.90	.00	.00	.00

ERIGRE ERICA GREGORY	FUTURE		.00	.00	.00	.00	.00	.00	.00

ERNSMI ERNEST SMITH	FUTURE		.00	.00	.00	.00	.00	.00	.00

ESTES ESTES EXPRESS LINES	FUTURE		.00	.00	.00	.00	.00	.00	.00

EXACOR EXAIR CORPORATION	FUTURE		.00	988.99	988.99	.00	988.99	.00	.00

FANINT FANSTEEL INTERCAST	FUTURE		.00	37,429.96	37,429.96	.00	37,429.96	.00	.00

FASTEN THE FASTENAL COMPANY	FUTURE		.00	105.85	105.85	.00	105.85	.00	.00

FEDEXP FEDERAL EXPRESS CORPORATION	FUTURE		.00	1,537.43	1,537.43	.00	1,537.43	.00	.00

FEDNET FEDEX TRADE NETWORKS	FUTURE		.00	.00	.00	.00	.00	.00	.00

FEDWES FEDEX FREIGHT WEST	FUTURE		.00	3,161.04	3,161.04	.00	3,161.04	.00	.00

FLOEXP FLOWER EXPRESS, INC	FUTURE		.00	70.96	70.96	.00	70.96	.00	.00

FLOFOR FLORIDA FORUM MAGAZINE	FUTURE		.00	591.60	591.60	.00	.00	591.60	.00

FRASNO FRANK SNODDY	FUTURE		.00	.00	.00	.00	.00	.00	.00

FRESLY FRED SLY	FUTURE		.00	.00	.00	.00	.00	.00	.00

FULDIR FULCRUM DIRECT INC	FUTURE		.00	312,512.65	312,512.65	.00	104,966.87	207,545.78	.00

FWUJIH FWU JIH DIE CASTING IND CO LTD	FUTURE		.00	.00	.00	.00	.00	.00	.00

GALELE CITY OF GALLATIN	FUTURE		.00	.00	.00	.00	.00	.00	.00

GALHIG GALLATIN HIGH SCHOOL	FUTURE		.00	.00	.00	.00	.00	.00	.00

5

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
GALUTI CITY OF GALLATIN –UTILITES	FUTURE		.00	.00	.00	.00	.00	.00	.00

GALWEL GALLATIN WELDING SUPPLY	FUTURE		.00	71.31	71.31	20.98	50.33	.00	.00

GENTIR GENERAL TIRE	FUTURE		.00	.00	.00	.00	.00	.00	.00

GEOSWI GEORGIE SWINEY	FUTURE		.00	.00	.00	.00	.00	.00	.00

GLOLAN GLOBAL LANGUAGES &	FUTURE		.00	1,351.14	1,351.14	.00	120.00	1,231.14	.00

GRAING W W GRAINGER, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

GRAPRD GRAPHIC PROCESS, INC.	FUTURE		.00	330.00	330.00	.00	330.00	.00	.00

GUARD GUARDIAN	FUTURE		.00	.00	.00	.00	.00	.00	.00

H&HSWI H&H SWISS MACHINE PRODUCT INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

HAMINN HAMPTON INN	FUTURE		.00	1,737.78	1,737.78	.00	.00	1,737.78	.00

HANWOO HANLEY-WOOD, INC	FUTURE		.00	3,629.00	3,629.00	.00	.00	3,629.00	.00

HARELE HARRIS ELECTRIC SUPPLY CO INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

HATTRU HATCHER TRUCKING	FUTURE		.00	.00	.00	.00	.00	.00	.00

HOMIMP HOME IMPROVEMENT EXECUTIVE	FUTURE		.00	5,000.00	5,000.00	.00	.00	5,000.00	.00

ICBEVA ICC EVALVATION SVC., INC.	FUTURE		.00	226.00	226.00	226.00	.00	.00	.00

INLHOB INLAND/HOBBS MATERIAL HANDLING	FUTURE		.00	.00	.00	.00	.00	.00	.00

INTMAC INTERNATIONAL MACHINE & TOOL	FUTURE		.00	945.50	945.50	.00	945.50	.00	.00

J2COMM J2 GLOBAL COMMUNICATIONS	FUTURE		.00	.00	.00	.00	.00	.00	.00

JACCHI JACKSON CHIROPRACTIC	FUTURE		.00	.00	.00	.00	.00	.00	.00

JANHIL JANE HILLOCK	FUTURE		.00	.00	.00	.00	.00	.00	.00

JEFCOR JEFFERDS CORPORATION	FUTURE		.00	.00	.00	.00	.00	.00	.00

JEFLUK JEPP LUKEN	FUTURE		.00	.00	.00	.00	.00	.00	.00

JGBRAD J.G. BRADLEY’S	FUTURE		.00	318.87	318.87	.00	318.87	.00	.00

JINJOS JIM JOSEPH	FUTURE		.00	.00	.00	.00	.00	.00	.00

JINMAN J INHAN ADVISORS, LLC	FUTURE		.00	234.38	234.38	234.38	.00	.00	.00

6

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
JOHGRE JOHN GREEN	FUTURE		.00	.00	.00	.00	.00	.00	.00

JOHJAR JOHY JARECKI	FUTURE		.00	33.99	33.99	.00	33.99	.00	.00

JOHMOV JOHN CARTER’S WORLDWIDE MOVING	FUTURE		.00	.00	.00	.00	.00	.00	.00

JOSHUL JOSH HULS	FUTURE		.00	315.82	315.82	.00	315.82	.00	.00

KATSTE KATHY STEVENS	FUTURE		.00	.00	.00	.00	.00	.00	.00

KENGIL KENT GILBERT	FUTURE		.00	.00	.00	.00	.00	.00	.00

KENHAY KENJI HAYASHI	FUTURE		.00	.00	.00	.00	.00	.00	.00

KGSSTS KGS STEEL INC. NASHVILLE	FUTURE		.00	.00	.00	.00	.00	.00	.00

KINDER KINDER & ASSOCIATES	FUTURE		.00	.00	.00	.00	.00	.00	.00

KOLIND KOLEMBA INDUSTRIES	FUTURE		.00	.00	.00	.00	.00	.00	.00

KPMG KPMG CUSTOMS INFO	FUTURE		.00	.00	.00	.00	.00	.00	.00

KREIDE THE KRIDER CORPORATION	FUTURE		.00	5,132.43	5,132.43	.00	5,132.43	.00	.00

KRELAW GLEN N. KREBS	FUTURE		.00	.00	.00	.00	.00	.00	.00

KAITOM KRISTIN TOMBLIN	FUTURE		.00	.00	.00	.00	.00	.00	.00

KTICHO K. TICHO INDUSTRIES CO., LTD.	FUTURE		.00	.00	.00	.00	.00	.00	.00

LASER LASER PLUS	FUTURE		.00	478.52	478.52	.00	478.52	.00	.00

LASPRE LASER PRECISION CUTTING, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

LBMC LATIMORE, BLACK, MORGAN	FUTURE		.00	.00	.00	.00	.00	.00	.00

LEEELE LEE ELECTRIC SUPPLY COMPANY	FUTURE		.00	44.50	44.50	.00	44.50	.00	.00

LEOSTA LEOSTAR MANUFACTURING CORP	FUTURE		.00	.00	.00	.00	.00	.00	.00

LILCOM LILLY COMPANY	FUTURE		.00	.00	.00	.00	.00	.00	.00

LISELK LISA ELKIN	FUTURE		.00	.00	.00	.00	.00	.00	.00

LITHOG LITHOGRAPHICS, INC.	FUTURE		.00	502.55	502.55	.00	502.55	.00	.00

LOSBUS LOSEE BUSINESS CENTER, LLC	FUTURE		.00	.00	.00	.00	.00	.00	.00

LOWE’S LOWE’S	FUTURE		.00	550.95	550.95	550.95	.00	.00	.00

7

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT	OVER 30	OVER 60	OVER 90
LVCASH MIKE HERRERA	FUTURE		.00	.00		.00		.00	.00	.00	.00

LWPINC LWP INCORPORATED	FUTURE		.00	.00		.00		.00	.00	.00	.00

LYLHAB G LYLE HABERMEHL	FUTURE		.00	.00		.00		.00	.00	.00	.00

MAGGLO MAGID GLOVE & SAFETY	FUTURE		.00	119.69		119.69		.00	119.69	.00	.00

MAGNA ROBERT BOSCH TOOL CORP.	FUTURE		.00	.00		.00		.00	.00	.00	.00

MAGTEC MAGNETIC SYSTEMS INTERNATIONAL	FUTURE		.00	.00		.00		.00	.00	.00	.00

MAKUSA MAKITA USA INC	FUTURE		.00	194,827.08		194,827.08		.00	24,480.00	105,052.23	65,294.85

MANLAW DOUG MANGRUM	FUTURE		.00	110.00		110.00		110.00	.00	.00	.00

MAYELE MAYER ELCTRIC SUPPLY	FUTURE		.00	.00		.00		.00	.00	.00	.00

MCDNAC MCDANIEL MACHINERY, INC	FUTURE		.00	131.52		131.52		131.52	.00	.00	.00

MCHCAR MsMASTER-CARR	FUTURE		.00	248.16		248.16		.00	248.16	.00	.00

MIDFEE MID-WEST FEEDER, INC.	FUTURE		.00	.00		.00		.00	.00	.00	.00

MIKFUL MIKE FULTON	FUTURE		.00	.00		.00		.00	.00	.00	.00

MIKWIL MIKE WILLIAMS	FUTURE		.00	.00		.00		.00	.00	.00	.00

MISC MISC	FUTURE		.00	.00		.00		.00	.00	.00	.00

MSCIND MSC INDUSTRIAL SUPPLY CO	FUTURE		.00	199.71		199.71		.00	199.71	.00	.00

MTON MIDDLE TN COMMUNITY NEWSPAPERS	FUTURE		.00	.00		.00		.00	.00	.00	.00

NESDIS NESS DISPOSABLES/SLOSMAN CORP	FUTURE		.00	.00		.00		.00	.00	.00	.00

NEWPOW NEVADA POWER COMPANY	FUTURE		.00	155.42		155.42		.00	155.42	.00	.00

NEWSPR NEWCOMB SPRING OF TENNESSEE	FUTURE		.00	2,789.77		2,789.77		.00	2,789.77	.00	.00

NEXTEL NEXTEL COMMUNICATIONS	FUTURE		.00	.00		.00		.00	.00	.00	.00

OFFDEP OFFICE DEPOT, INC.	FUTURE		.00	.00		.00		.00	.00	.00	.00

OFFMIL OFFSHORE MILLING SERVICES INC	FUTURE		.00	196.28	-	196.28	-	.00	.00	.00	196.28	-

OFFSQU OFF THE SQUARE	FUTURE		.00	.00		.00		.00	.00	.00	.00

OLDHIC OLD HICKORY HEAT TREAT	FUTURE		.00	1,124.00		1,124.00		.00	1,124.00	.00	.00

8

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
OLYGRO OLYMPIC MANUFACTURING GROUP	FUTURE		.00	.00	.00	.00	.00	.00	.00

ONSQUA ON THE SQUARE	FUTURE		.00	.00	.00	.00	.00	.00	.00

PACFUL PACKAGING FULFILLMENT CO., INC	FUTURE		.00	392.74	392.74	.00	392.74	.00	.00

PACMAR PACIFIC NW SALES & MKT., INC.	FUTURE		.00	2,925.00	2,925.00	.00	.00	2,925.00	.00

PARLUB PARMAN LUBRICANTS CORP.	FUTURE		.00	563.75	563.75	.00	583.75	.00	.00

PASIND PASS INDUSTRIES	FUTURE		.00	.00	.00	.00	.00	.00	.00

PAULO PAULO PRODUCTS COMPANY	FUTURE		.00	.00	.00	.00	.00	.00	.00

PERBUS PERFORMANCE BUSINESS FORMS	FUTURE		.00	600.33	600.33	.00	600.33	.00	.00

PETCAS PETTY CASH FUND	FUTURE		.00	.00	.00	.00	.00	.00	.00

PHOSUP PHOTOCOPY SUPPLY COMPANY	FUTURE		.00	.00	.00	.00	.00	.00	.00

PORCAB PORTER CABLE	FUTURE		.00	11,834.00	11,834.00	.00	11,834.00	.00	.00

PRECAS PRECISION CASTINGS OF TN	FUTURE		.00	.00	.00	.00	.00	.00	.00

PREGRO PREMIER GROUNDS MAINTENANCE CO	FUTURE		.00	.00	.00	.00	.00	.00	.00

PREPRO PRECISION PRODUCTION INC	FUTURE		.00	11,438.01	11,438.01	.00	11,438.01	.00	.00

PRESTE PRECISION STEEL WAREHOUSE, INC	FUTURE		.00	522.21	522.21	522.21	.00	.00	.00

R&LCAR R & L CARRIERS	FUTURE		.00	3,713.77	3,713.77	.00	3,093.29	620.48	.00

RACJOS RACHEL JOSEPH	FUTURE		.00	.00	.00	.00	.00	.00	.00

RAPFOR PAPID FORMS	FUTURE		.00	.00	.00	.00	.00	.00	.00

RAUPLU RAUSCH PLUMBING CO.	FUTURE		.00	.00	.00	.00	.00	.00	.00

REPSER REPUBLIC SERVICE.	FUTURE		.00	.00	.00	.00	.00	.00	.00

REPSER RESPOND FIRST AID SYSTEMS	FUTURE		.00	.00	.00	.00	.00	.00	.00

ROBBAR ROBERT BARTELY	FUTURE		.00	.00	.00	.00	.00	.00	.00

ROBGRE ROB GREENE	FUTURE		.00	.00	.00	.00	.00	.00	.00

ROCTHO ROCKY THOMPSON	FUTURE		.00	.00	.00	.00	.00	.00	.00

RODIX RODIX INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

9

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT	OVER 30		OVER 60	OVER 90
RONZAN RON ZANDONA	FUTURE		.00	280.38		280.38		280.38	.00		.00	.00

ROTCLI ROTOR CLIP COMPANY INC	FUTURE		.00	.00		.00		.00	.00		.00	.00

SAFKLE SAFETY-KLEEN CORP	FUTURE		.00	208.72		208.72		.00	208.72		.00	.00

SAIAIR SAILAIR TRAVEL INC	FUTURE		.00	619.10	-	619.10	-	.00	619.10	-	.00	.00

SAMREN SAM’S CLUB	FUTURE		.00	.00		.00		.00	.00		.00	.00

SCHMED SCHOFIELD MEDIA LTD	FUTURE		.00	700.00		700.00		.00	.00		700.00	.00

SCOHAW SCOTT HAWLEY	FUTURE		.00	.00		.00		.00	.00		.00	.00

SCRAA S.C.R.A.A.	FUTURE		.00	.00		.00		.00	.00		.00	.00

SHEFUN SHEH FUNG SCREWS CO., LTD.	FUTURE		.00	.00		.00		.00	.00		.00	.00

SHRED SHRED-IT	FUTURE		.00	.00		.00		.00	.00		.00	.00

SIUYIP SIU YIP PLASTIC MOULD	FUTURE		.00	.00		.00		.00	.00		.00	.00

SOSLIN SOS LINOTYPE & PRINTING, LLC	FUTURE		.00	442.94		442.94		.00	.00		442.94	.00

SOUFRE SOUTHEASTERN FREIGHT LINES	FUTURE		.00	.00		.00		.00	.00		.00	.00

SPECTE SPECTERA INC. - UHIC	FUTURE		.00	.00		.00		.00	.00		.00	.00

SPRAZ SPRINT	FUTURE		.00	.00		.00		.00	.00		.00	.00

SPRINT SPRINT DISTRIBUTION	FUTURE		.00	220.69		220.69		220.69	.00		.00	.00

STEBEL STEVEN BELL	FUTURE		.00	.00		.00		.00	.00		.00	.00

STEGYG STEVE GYGAX	FUTURE		.00	.00		.00		.00	.00		.00	.00

STELUM STEHART LUMBER	FUTURE		.00	27.19		27.19		.00	27.19		.00	.00

STESHO STEVE’S SHEET METAL SHOP	FUTURE		.00	.00		.00		.00	.00		.00	.00

STEVEA STEVE VEATCH	FUTURE		.00	.00		.00		.00	.00		.00	.00

STRATO STRATOS	FUTURE		.00	.00		.00		.00	.00		.00	.00

STUIRB STUART IRBY COMPANY	FUTURE		.00	689.40		689.40		.00	689.40		.00	.00

SUMREG SUMNER REGIONAL MEDICAL CENTER	FUTURE		.00	.00		.00		.00	.00		.00	.00

SUNCON SUNBELT CONTAINER INC	FUTURE		.00	12,204.52		12,204.52		.00	12,204.52		.00	.00

10

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
SWASEC SWAP SECURE PRODUCTS INC	FUTURE		.00	7,805.74	7,805.74	.00	7,805.74	.00	.00

TEAEYP TEAM AIR EXPRESS	FUTURE		.00	.00	.00	.00	.00	.00	.00

TEADCE TEAM OCEAN SERVICES	FUTURE		.00	.00	.00	.00	.00	.00	.00

THEPAL THE PALLET FACTORY INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

TILWIT TILE WITH STYLE	FUTURE		.00	.00	.00	.00	.00	.00	.00

TIMSCA TIMOTHY SCARBERRY	FUTURE		.00	234.30	234.30	.00	234.30	.00	.00

TISNEA TISHA NEALE	FUTURE		.00	.00	.00	.00	.00	.00	.00

TMOBIL T-MOBILE	FUTURE		.00	.00	.00	.00	.00	.00	.00

TOMFAR TOMMY FARLEY	FUTURE		.00	200.00	200.00	200.00	.00	.00	.00

TRAFUN TRAVEL FUN	FUTURE		.00	.00	.00	.00	.00	.00	.00

TRATIM TRAVELTIME SERVICES	FUTURE		.00	6,546.38	6,546.38	.00	6,546.38	.00	.00

TROHAL TROY HALE	FUTURE		.00	.00	.00	.00	.00	.00	.00

TVGENV TVG ENVIRONMENTAL, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

TYLMOU TYLER MOUNTAIN WATER CO.	FUTURE		.00	.00	.00	.00	.00	.00	.00

ULINE ULINE INC.	FUTURE		.00	565.24	565.24	.00	565.24	.00	.00

UNICOR UNISYS CORPORATION	FUTURE		.00	.00	.00	.00	.00	.00	.00

UNILOU UNIVERSITY OF LOUISVILLE	FUTURE		.00	.00	.00	.00	.00	.00	.00

UPS UNITED PARCEL SERVICE	FUTURE		.00	1,420.13	1,420.13	681.41	738.72	.00	.00

UPSCUS UPS SUPPLY CHAIN SOLUTIONS	FUTURE		.00	.00	.00	.00	.00	.00	.00

UPSPA UNITED PARCEL SERVICE	FUTURE		.00	.00	.00	.00	.00	.00	.00

USALIF USABLE LIFE	FUTURE		.00	.00	.00	.00	.00	.00	.00

USCUST CUSTOMS AND BORDER PROTECTION	FUTURE		.00	3,977.46	3,977.46	3,977.46	.00	.00	.00

USFHOL USF HOLLAND, INC.	FUTURE		.00	1,248.94	1,248.94	.00	1,248.94	.00	.00

USPEST U.S PEST PROTECTION, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

VA4271 CITIBANK ADVANTAGE	FUTURE		.00	.00	.00	.00	.00	.00	.00

11

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT		OVER 30	OVER 60	OVER 90
VA4356 BANK OF AMERICA	FUTURE		.00	.00	.00	.00		.00	.00	.00

VA4450 BANKCARD CENTER	FUTURE		.00	.00	.00	.00		.00	.00	.00

VA4798 BANKCARD CENTER	FUTURE		.00	.00	.00	.00		.00	.00	.00

VALEXA V. ALEXANDER & CO., INC.	FUTURE		.00	3,732.50	3,732.50	3,732.50		.00	.00	.00

VERWIR VERIZON VIRELESS - LA	FUTURE		.00	.00	.00	.00		.00	.00	.00

VITEXP VITRAN EXPRESS	FUTURE		.00	.00	.00	.00		.00	.00	.00

VOISTR T-MOBILE	FUTURE		.00	.00	.00	.00		.00	.00	.00

WANBRO WANG’S BROTHER PLASTIC CO LTD	FUTURE		.00	.00	.00	.00		.00	.00	.00

WAREQU WAREHOUSE EQUIPMENT & SUPPLY	FUTURE		.00	3,023.18	3,023.18	.00		3,023.18	.00	.00

WHIDOV WHITE DOVE PRINTING INC	FUTURE		.00	.00	.00	.00		.00	.00	.00

WINIMA WINNING IMAGES	FUTURE		.00	.00	.00	.00		.00	.00	.00

WINPLU WINDOWS PLUS	FUTURE		.00	.00	.00	.00		.00	.00	.00

WRIEXP WRIGHT EXPRESS	FUTURE		.00	.00	.00	.00		.00	.00	.00

YELGLO YELLOW GPS LLC	FUTURE		.00	.00	.00	.00		.00	.00	.00

YELLOW YELLOW FREIGHT SYSTEMS, INC.	FUTURE		.00	803.60	803.60	.00		803.60	.00	.00

YOLNEL YOLANDA NELSON	FUTURE		.00	.00	.00	.00		.00	.00	.00

ZININT ZINA INTERNATIONAL, LLC	FUTURE		.00	.00	.00	.00		.00	.00	.00

BRANCH TOTAL	FUTURE		.00	619,687.81	619,687.81	38,947.99	-	263,878.78	329,970.95	64,786.07

ATB SUMMARY

OPENING BALANCE			.00

12

09/08/04
BRANCH US GALLATIN	POSTING MONTH: 0904 SEP 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT		OVER 30	OVER 60	OVER 90

COMPANY TOTAL	FUTURE		.00	620,611.61	620,611.61	38,947.99	-	264,802.58	329,970.95	64,786.07

GL SUMMARY

BRANCH	GL ACCOUNT	AMOUNT
CL	2110	923.80	CR
LV	2110	.00
US	2110	619,687.81	CR

13

QUIK DRIVE CANADA INC.
09/08/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH CO QUIK DRIVE CANADA - VAUGHAN ONT	SEPTEMBER 30 2004	POSTING MONTH: 0904 SEP 04

VENDOR NAME	INVOICE			AMOUNT	BALANCE
DUE DATE IC	NUMBER	DATE	TYPE	(+ FUT)	(+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

407ETR 407 ETR	FUTURE		.00	.00	.00	.00	.00	.00	.00

ALENOU ALEXANDER ROUSSEAU	FUTURE		.00	.00	.00	.00	.00	.00	.00

ARMOR ARMOR PERSONNEL	FUTURE		.00	.00	.00	.00	.00	.00	.00

BCEENE BCE EMERGIS, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

BELCAH BELL CANADA	FUTURE		.00	.00	.00	.00	.00	.00	.00

BLAJAN BLACK CREEK JANITORIAL SVCS	FUTURE		.00	.00	.00	.00	.00	.00	.00

EMRINC BNA, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

BDBMCC BOB MCCORMICK	FUTURE		.00	.00	.00	.00	.00	.00	.00

CANSER WASTE MANAGEMENT	FUTURE		.00	.00	.00	.00	.00	.00	.00

CANUNE CANADIAN LINEN & UNIFORM SVC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

CDCASH VIRGINIA RABSON	FUTURE		.00	.00	.00	.00	.00	.00	.00

CHEHAB CHERYL BUCKERFIELD	FUTURE		.00	.00	.00	.00	.00	.00	.00

CHEP CHEP CANADA, INC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

CONFAS CONSOLIDATED FASTFRATE	FUTURE		.00	.00	.00	.00	.00	.00	.00

CORELE CORD ELECTRIC LTD.	FUTURE		.00	.00	.00	.00	.00	.00	.00

ENBRID ENBRIDGE	FUTURE		.00	.00	.00	.00	.00	.00	.00

FEDEXP FEDERAL EXPRESS CANADA LTD.	FUTURE		.00	.00	.00	.00	.00	.00	.00

FEDGRO FEDEX GROUND, LTD.	FUTURE		.00	.00	.00	.00	.00	.00	.00

GARPIC GARRY PICKERING	FUTURE		.00	.00	.00	.00	.00	.00	.00

GLECOR GLEN CORPORATION	FUTURE		.00	.00	.00	.00	.00	.00	.00

HOLZER KARL M REICH-HOLZHER	FUTURE		.00	.00	.00	.00	.00	.00	.00

HYDVAU HYDRO VAUGHAN DISTRIBUTION	FUTURE		.00	.00	.00	.00	.00	.00	.00

JANROF JAHES ROFFE	FUTURE		.00	.00	.00	.00	.00	.00	.00

JOHSCH JOHN SCHEMBAI	FUTURE		.00	.00	.00	.00	.00	.00	.00

KELEWI KELLY EWITH	FUTURE		.00	.00	.00	.00	.00	.00	.00

1

VENDOR NAME	INVOICE			AMOUNT	BALANCE
DUE DATE IC	NUMBER	DATE	TYPE	(+ FUT)	(+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

KTICHO K. TICHO INDUSTRIES CO., LTD	FUTURE		.00	.00	.00	.00	.00	.00	.00

LTLTEC LTL TECHNOLOGIES, INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

MCLEQU MCLEARY LIFT EQUIPMENT	FUTURE		.00	.00	.00	.00	.00	.00	.00

NAVCAN NAV CANADA	FUTURE		.00	.00	.00	.00	.00	.00	.00

NEANOR NEAR NORTH CUSTOMS BROKERS INC	FUTURE		.00	.00	.00	.00	.00	.00	.00

NORAME NORTH AMERICA COAST TO COAST	FUTURE		.00	.00	.00	.00	.00	.00	.00

NORNAR NORAL MARKETING	FUTURE		.00	.00	.00	.00	.00	.00	.00

PINSUP PINE VALLEY INDUSTRIAL SUPPLY	FUTURE		.00	.00	.00	.00	.00	.00	.00

RAPRID RAPID RIDE	FUTURE		.00	.00	.00	.00	.00	.00	.00

RICHES RICHES, MCKENZIE & HERBERT	FUTURE		.00	5,798.28	5,798.28	.00	5,798.28	.00	.00

SAMRIG SAMEDAY RIEKTOWAY	FUTURE		.00	.00	.00	.00	.00	.00	.00

SPETRA SPEEDY TRANSPORT	FUTURE		.00	.00	.00	.00	.00	.00	.00

STAPLE STAPLES	FUTURE		.00	.00	.00	.00	.00	.00	.00

SUPPRD SUPERIOR PROPANE	FUTURE		.00	.00	.00	.00	.00	.00	.00

THEMUS THE DISTRICT MUNICIPALITY	FUTURE		.00	.00	.00	.00	.00	.00	.00

TORBSA TORBSA	FUTURE		.00	.00	.00	.00	.00	.00	.00

VOXCOM VOXCOM SECURITY SYSTEMS	FUTURE		.00	.00	.00	.00	.00	.00	.00

WESLUN WESTERN RETAIL LUMBER ASSOC.	FUTURE		.00	.00	.00	.00	.00	.00	.00

WOOPAL WOODBRIDGE PALLET	FUTURE		.00	.00	.00	.00	.00	.00	.00

WSIB WORKPLACE SAFETY & INSURANCE	FUTURE		.00	.00	.00	.00	.00	.00	.00

BRANCH TOTAL	FUTURE		.00	5,798.28	5,798.28	.00	5,798.28	.00	.00

ATB SUMMARY

OPENING BALANCE			.00

2

QUIK DRIVE AUSTRALIA PTY LIMITED
09/08/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH AU BLACKTOWN, NSW	SEPTEMBER 30 2004	POSTING MONTH: 0904 SEP 04

VENDOR NAME	INVOICE			AMOUNT	BALANCE
DUE DATE IC	NUMBER	DATE	TYPE	(+ FUT)	(+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

AMPFLF AMP FLEXIBLE LIFTIME SUPER	FUTURE		.00	.00	.00	.00	.00	.00	.00

AUSPOS AUSTRALIA POST	FUTURE		.00	.00	.00	.00	.00	.00	.00

BRAIND BRAINWOOD TIMBER INDUSTRIES	FUTURE		.00	.00	.00	.00	.00	.00	.00

CHUSEC CHUBB ELECTRONIC SECURITY	FUTURE		.00	.00	.00	.00	.00	.00	.00

CIBEC CIBEC SOLUTIONS	FUTURE		.00	.00	.00	.00	.00	.00	.00

DUNBRA DUNN & BRADSTREET	FUTURE		.00	.00	.00	.00	.00	.00	.00

EMPMUT EMPLOYERS MUTUAL INDEMNITY LTD	FUTURE		.00	.00	.00	.00	.00	.00	.00

HERKUH HERB KUNN	FUTURE		.00	.00	.00	.00	.00	.00	.00

INTENG INTEGRA ENERGY	FUTURE		.00	.00	.00	.00	.00	.00	.00

JJRICH J.J. RICHARDS & SONS PTY LTD	FUTURE		.00	68.10	68.10	68.10	68.10	.00	.00

KTICHO K.TICHO INDUSTRIES CO., LTD.	FUTURE		.00	.00	.00	.00	.00	.00	.00

KUHPRE KUHN CORP PRESS PTY LTD	FUTURE		.00	.00	.00	.00	.00	.00	.00

MAIDIS MAINFREIGHT DISTRIBUTION	FUTURE		.00	487.07	487.07	487.07	487.07	.00	.00

MIML MACQUARIE SUPER MANAGE	FUTURE		.00	.00	.00	.00	.00	.00	.00

OFFICE GE CAPITAL FINANCE AU	FUTURE		.00	.00	.00	.00	.00	.00	.00

OPTSER OPTUS BILLING SERVICES PTY. LTD	FUTURE		.00	.00	.00	.00	.00	.00	.00

RAYWHI RAY SHITE BLACKTOWN	FUTURE		.00	.00	.00	.00	.00	.00	.00

RICSPA RICK SPARGO	FUTURE		.00	.00	.00	.00	.00	.00	.00

STESUP STEADY SUPPLY	FUTURE		.00	.00	.00	.00	.00	.00	.00

SUPAGA SUPAGAS	FUTURE		.00	6.30	6.30	.00	.00	.00	.00

SUPERW SUPERWRAP	FUTURE		.00	.00	.00	.00	.00	.00	.00

SUPTRU SUPERANNUATION TRUST OF AU	FUTURE		.00	.00	.00	.00	.00	.00	.00

TELSTR TELSTRA	FUTURE		.00	.00	.00	.00	.00	.00	.00

TNTEXP TNT EXPRESS	FUTURE		.00	.00	.00	.00	.00	.00	.00

1

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE	TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

COMPANY TOTAL	FUTURE		.00	561.47	561.47	6.30	555.17	.00	.00

GL SUMMARY

BRANCH	GL ACCOUNT	AMOUNT
AU	2110	561.47	CR
AU	2112	.00

2

09/08/04 (09/08/04)	QUIK DRIVE U.S.A. INC.
17:14:43 (CEC)	Aged Sub Ledger A - ACCRUED PURCHASES	S020.18 (ADSBLO)

Branch CL COLSON TENNESSEE	G/L Account: 2103	Ageing Date 093004

BR SubLed J Line GL Batch stats Description		Age	Age	Entry	Post	Open
CD Acc’nt C No Acc’nt Ref’ce Acc’nt	Units	Dys	Mth	Date	Mnth	Item	Amount	Balance

C&SMET C&S METAL PRODUCTS CO. LTD	.00							0.00
COLTEN COLSON TENNESSEE INC.	.00	28	0					6,025.24	-

TOTAL BRANCH CL COLSON TENNESSEE	.00	28	0					6,025.24	-

1

09/08/04 (09/08/04)	QUIK DRIVE U.S.A. INC.
17:14:43 (CEC)	Aged Sub Ledger A - ACCRUED PURCHASES	S020.18 (ADSBLO)

Branch LV LAS VEGAS	G/L Account: 2103	Ageing Date 093004

BR SubLed J Line GL Batch stats Description		Age	Age	Entry	Post	Open
CD Acc’nt C No Acc’nt Ref’ce Acc’nt	Units	Dys	Mth	Date	Mnth	Item	Amount	Balance

NEVPAC NEVADA PACKAGING, INC	.00							0.00

TOTAL Branch LV LAS VEGAS	.00							0.00

2

09/08/04 (09/08/04)	QUIK DRIVE U.S.A. INC.
17:14:43 (CEC)	Aged Sub Ledger A - ACCRUED PURCHASES	S020.18 (ADSBLO)

Branch US GALLATIN	G/L Account: 2103	Ageing Date 093004

BR SubLed J Line GL Batch Stats Description			Age	Age	Entry	Post	Open
CD Acc’nt C No Acc’nt Ref’ce Acc’nt		Units	Dys	Mth	Date	Mnth	Item	Amount	Balance

ACTION	ACTION BOLT & SCREN CORP	.00	27	0					1,891.69	-
ASHCHE	ASHLAND CHEMICAL, INC.	.00	35	1					2,598.00	-
ASTAIN	A-STAINLESS INTERNATIONAL CO	.00	27	0					45,428.10	-
ATLAS	ATLAS PRESSED METALS	.00	28	0					139.64	-
B&DUSA	BLACK & DECKER (U.S.) INC.	.00							0.00
BLAOXI	BLACK OXIDE SPECIALTIES	.00	25	0					544.80	-
C&SMET	C&S METAL PRODUCTS CO. LTD	.00	100	3					312.50	-
CHIYAN	HUA YANG WORLDWIDE CORP.	.00	100	2					3,937.58	-
CROLAB	CROWN LABEL, INC	.00							0.00
CROPAC	CROWN PACKAGING CORPORATION	.00	26	0					3,317.05	-
CUMPRI	CUMBERLAID PRINITNG	.00							0.00
CUSLAB	WORLD OF PLASTICS	.00							0.00
DESIGN	DESIGN CONSTRUCTION & DOOR SER	.00							0.00
DIXCOM	DIXIE COMPRESSOR	.00							0.00
DUBWIR	DUBAI WIRE & GLOBAL FASTENERS	.00	906	29					42,466.45	-
ENCOCO	ENCO MANUFACTURING COMPANY	.00	31	1					4.24	-
EXRCOR	EXAIR CORPORATION	.00							0.00
FAMINT	FANSTEEL INTERCAST	.00	35	0					23,501.19	-
FASTEN	THE FASTENAL COMPANY	.00	32	1					389.35	-
FULDIR	FULCRUM DIRECT INC	.00	27	0					33,897.60	-
FWUJIH	FUU JIH DIE CASTING IND CO LTD	.00	40	1					38,390.02	-
GALWEL	GALLATIN WELDING SUPPLY	.00	46	1					106.36	-
GRAING	W W GRAINGER, INC	.00							0.00
GUISYS	GUIGNARD MECHANICAL SYSTEMS	.00	113	3					11,115.00	-
H&HSWI	H&H SWISS MACHINE PRODUCTS INC	.00							0.00
IMSCOM	IMS CO./THRIFT PRODUCTS	.00							0.00
INTMAC	INTERNATIONAL MACHINE & TOOL	.00	28	0					431.06	-
JGBRAD	J. G. BRADLEY’S	.00	23	0					212.30	-
KGSSTE	KGS STEEL INC. NASHVILLE	.00							0.00
KOLIND	KOLENBA INDUSTRIES	.00							0.00
KREIDE	THE KREIDER CORPORATION	.00							0.00
KTICHO	K-TICHO INDUSTRIES CO., LTD	.00							0.00
LASER	LASER PLUS	.00							0.00
LASPRE	LASER PRECISION CUTTING, INC.	.00	31	1					550.00	-
LEEELE	LEE ELECTRIC SUPPLY COMPANY	.00	48	1					16.61	-
LEOSTA	LEOSTAR MANUFACTURING CORP	.00							0.00
LILCOM	LILLY COMPANY	.00	23	0					490.31	-
MAGGLO	MAGID GLOVE & SAFETY	.00							0.00
MAGNA	ROBERT BOSCH TOOL CORP	.00							0.00
MAKUSA	MAKITA USA INC	.00							0.00
MAYELE	MAYER ELECTRIC SUPPLY	.00							0.00
MCDMAC	MCDANIEL MACHINERY, INC	.00							0.00
MCHCAR	McMASTER-CARR	.00	23	0					1,577.65	-
MECGAL	MECHANICAL GALV-PLATING CORP.	.00	27	0					615.00	-
MIDFEE	MID-WEST FEEDER, INC.	.00	51	1					1,620.00	-
MSCIND	MSC INDUSTRIAL SUPPLY CO	.00	32	1					857.30	-
NESDIS	NESS DISPOSABLES/SLOSHAN CORP	.00							0.00
NEWSPR	NEWCOMB SPRING OF TENNESSEE	.00							0.00
OLYGRO	OLYMPIC MANUFACTURING GROUP	.00	23	0					13,497.84	-
PACFUL	PACKAGING FULFILLMENT CO., INC	.00							0.00
PASIND	PASS INDUSTRIES	.00	42	1					0.00	-

3

BR SubLed J Line GL Batch Stats Description			Age	Age	Entry	Post	Open
CD Acc’nt C No Acc’nt Ref’ce Acc’nt		Units	Dys	Mth	Date	Mnth	Item	Amount	Balance

PAULO	PAULO PRODUCTS COMPANY	.00							0.00
PERBUS	PERFORMANCE BUSINESS FORMS	.00	34	0					6,281.72	-
PORCAB	PORTER CABLE	.00							0.00
PRECAS	PRECISION CASTING OF TN	.00							0.00
PREPRO	PRECISION PRODUCTION INC	.00							0.00
PRESTE	PRECISION STEEL WAREHOUSE, INC	.00							0.00
RAPFOR	RAPID FORMS	.00							0.00
RODIX	RODIX INC	.00							0.00
ROTCLI	ROTOR CLIP COMPANY, INC	.00	29	0					117.80	-
SHEFUN	SHEH FUNG SCREWS CO., LTD.	.00							0.00
SIUYIP	SIU YIP PLASTIC MOULD.	.00	158	5					2,754.99	-
SLOFLU	SLOAN FLUID ACCESSORIES	.00	28	0					845.17	-
SOSLIN	SOS LINOTYPE & PRINTING, LLC	.00	23	0					107.94	-
STUIRB	STUART IRBY COMPANY	.00							0.00
SUNCON	SUNBELT CONTAINER INC	.00	28	0					3,100.80	-
SWASEC	SWAN SECURE PRODUCTS INC	.00	57	1					16,094.26	-
THEPAL	THE PALLET FACTORY INC	.00	35	1					1,340.00	-
ULINE	ULINE INC.	.00	23	0					556.56	-
UNICOR	UNISYS CORPORATION	.00							0.00
WANBRO	WANG’S BROTHER PLASTIC CO LTD	.00	146	4					600.00
WAREQU	WAREHOUSE EQUIPMENT & SUPPLY	.00							0.00
WHIDOV	WHITE DOVE PRINTING INC	.00							0.00
WINIMA	WIRING IMAGES	.00							0.00

TOTAL Branch US BALLATIN		.00	182	5					259,706.89	-

4

09/08/04 (09/08/04)	QUIK DRIVE U.S.A. INC.
17:14:46 (CEC)	Aged Sub Ledger A - ACCRUED PURCHASES	S020.18 (ADSBLO)

Branch	G/L Account: 2103	Ageing Date 093004

BR SubLed J Line GL Batch stats Description		Age	Age	Entry	Post	Open
CD Acc’nt C No Acc’nt Ref’ce Acc’nt	Units	Dys	Mth	Date	Mnth	Item	Amount	Balance

GRAND TOTAL	.00	178	5					265,732.13	-

SUMMARY BY GEN LED ACCOUNT
2103 ACCOUNTS PAYABLE CLEARING	.00	178	5					265,732.13	-

GRAND TOTAL	.00	178	5					265,732.13	-

SUMMARY BY W’HOUSE CD
CL	.00	28	0					6,025.24	-
CV	.00							0.00
?S	.00	182	5					259,706.89	-

GRAND TOTAL	.00	178	5					265,732.13	-

5

Schedule 5.1.30

Canadian Privacy

Consents in the form attached hereto have been obtained from the following employees located in Canada:

Kelly Ewin

Garry Pickering

Alex Rousseau

Robert McCormick

John Schembri

Virginia Rabson

[James Roffe]

CONSENT

To: Quik Drive Canada Inc.

And to: Simpson Manufacturing Co., Inc.

Re: Personal Information Protection and Electronics Documents Act, S.C. 2000, c. 5

The Undersigned employee of Quik Drive Canada Inc. (the “Corporation”) hereby consents to the Corporation releasing to Simpson Manufacturing Co., Inc., its officers, directors, affiliates and professional advisors, the personal information of the undersigned listed in Appendix “A” to this consent.

Dated this       day of              , 2004.